UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Equity Series

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, Administrative, D, A, C and R Classes

Your Global Investment Authority

PIMCO Equity Series®

Semiannual Report

December 31, 2014

PIMCO Balanced Income Fund

PIMCO Dividend and Income Builder Fund

PIMCO Emerging Multi-Asset Fund

PIMCO EqS® Emerging Markets Fund

PIMCO EqS® Long/Short Fund

PIMCO Global Dividend Fund

PIMCO International Dividend Fund

PIMCO U.S. Dividend Fund

PIMCO EqS Pathfinder Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

Fund	Insights from the Portfolio Managers	Fund Summary	Schedule of Investments

PIMCO Balanced Income Fund	6	8	54
PIMCO Dividend and Income Builder Fund	9	12	62
PIMCO Emerging Multi-Asset Fund	13	15	70
PIMCO EqS® Emerging Markets Fund	16	18	76
PIMCO EqS® Long/Short Fund	19	21	83
PIMCO Global Dividend Fund*	22	24	87
PIMCO International Dividend Fund	25	26	91
PIMCO U.S. Dividend Fund	27	27	94
PIMCO EqS Pathfinder Fund®	28	31	96

*	Prior to December 31, 2014, the Fund’s name was PIMCO EqS® Dividend Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2014. On the following pages are specific details about the investment performance of each fund and a discussion of the factors that influenced performance during the reporting period. In addition, the letters from the portfolio managers provide a further review of such factors as well as an overview of each fund’s investment strategy.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our six-month reporting period include:

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as measured by the S&P 500 Index, returned 6.12%. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 9.24% over the reporting period.

■

After a strong first half of the year, emerging market equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 7.84% over the reporting period due to headwinds from a strengthening U.S. dollar, falling commodity prices and concerns over slower Chinese economic growth. Russia was the worst performing country, as the Russian ruble plummeted nearly 50% versus the U.S. dollar, which included a one-day 40% sell-off following an interest rate hike to 17% by Russia’s central bank. Asia had some of the best performing equity markets in the emerging world, partially aided by lower oil prices as many Asian countries are net importers of fuel.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.28% for the reporting period, as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note

2	PIMCO EQUITY SERIES

yielded 2.17% at the end of the reporting period, down from 2.53% on June 30, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 1.96% for the reporting period.

All of our active equity strategies have high-conviction portfolios driven by bottom-up fundamental research. Each strategy is managed by experienced equity investors who benefit from PIMCO’s global investment resources and macroeconomic insights. We believe the long-term potential of equities to grow earnings and dividends is an important component of an investor’s overall portfolio.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series January 23, 2015

SEMIANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: Acquired Fund risk, allocation risk, equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, mortgage-related and other asset-backed securities risk, short sale risk, convertible securities risk, commodity risk, tax risk, subsidiary risk, and issuer non-diversification risk. A complete description of these risks and other risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Funds could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Funds. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased

4	PIMCO EQUITY SERIES

without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares are typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Balanced Income Fund	03/31/14	03/31/14	03/31/14	—	03/31/14	03/31/14	03/31/14	—
PIMCO Dividend and Income Builder Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO Emerging Multi-Asset Fund	04/12/11	04/12/11	04/12/11	04/19/11	04/12/11	04/12/11	04/12/11	04/12/11
PIMCO EqS® Emerging Markets Fund	03/22/11	03/22/11	03/22/11	04/19/11	03/22/11	03/22/11	03/22/11	03/22/11
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	—	04/30/12	04/30/12	04/30/12	—
PIMCO Global Dividend Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO International Dividend Fund	12/15/14	12/15/14	12/15/14	—	12/15/14	12/15/14	12/15/14	—
PIMCO U.S. Dividend Fund	12/15/14	12/15/14	12/15/14	—	12/15/14	12/15/14	12/15/14	—
PIMCO EqS Pathfinder Fund®	04/14/10	04/14/10	04/14/10	—	04/14/10	04/14/10	04/14/10	04/14/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at http://www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at http://www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2014	5

Insights from the Portfolio Managers PIMCO Balanced Income Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Balanced Income Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

During the six-month reporting period ended December 31, 2014, the MSCI All Country World Index (the “Index”), which tracks the performance of global equities, declined 1.90%. Performance was strongest in the healthcare, information technology and consumer discretionary sectors. Energy, materials and telecommunications were the poorest performing sectors.

Global equities fell in the third quarter of 2014 and managed to post a slight gain in the fourth quarter of the year, as market volatility increased in the latter half of the year, particularly in the commodity and currency markets. U.S. equities, as represented by the S&P 500 Index, outperformed the Index, led by U.S. dollar strength and improving economic data. Second and third quarter GDP were revised upward to 4.6% and 5.0%, respectively. Although the Federal Reserve (“Fed”) ended its bond buying program in October 2014, the Fed indicated that it remains committed to an accommodative monetary policy. Across the Atlantic, Europe was one of the worst performing regions as deflationary concerns weighed on equity markets. Despite lowering benchmark interest and deposit rates and launching its asset-backed securities purchase program, the European Central Bank (“ECB”) continued to face public pressure for bolder action to revive the Eurozone economy.

After a strong first half of the year, stocks in emerging markets, as represented by the MSCI Emerging Markets Index, declined 7.84% due to headwinds from a strengthening U.S. dollar, falling commodity prices and concerns over a China slowdown. Russia was the worst performing country as the Russian ruble plummeted nearly 50% versus the U.S. dollar, which included a one-day 40% sell-off following an interest rate hike to 17% by Russia’s central bank. Asia had some of the best performing equity markets in the emerging world, partially aided by lower oil prices as many countries are net importers of fuel. Both Indonesia and India surged on the hopes of structural reform following national elections earlier in the year, while mainland Chinese equities received a boost from a surprise interest rate cut, bets on additional government stimulus and signs of reform for state-owned enterprises.

Fund Review

We seek to provide an attractive current yield and long-term capital appreciation. During the reporting period, the Fund paid ordinary quarterly dividends of 17 cents per share and a one-time supplemental dividend of 2 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

The six-month total return for the Fund’s Institutional Class shares was -0.54% net of fees, and underperformed its blended secondary index (a blend of 50% MSCI All Country World Index / 50% Barclays Global Aggregate USD Hedged Index), which returned 0.72%. Security selection in the utilities and healthcare sectors detracted from relative performance. The Fund’s fixed income allocation underperformed as the continued decline in oil prices triggered broader market volatility, particularly in high yield credit and emerging market assets. Underweight exposure to the long-end of the U.S. Treasury yield curve detracted from performance as longer term U.S. Treasury yields declined over the reporting period.

At the security level, the Fund’s position in Target Corporation was the largest contributor to relative performance. This big-box retailer overcame a data breach and poor performance in its Canadian operations to post upside surprises in sales and earnings per share (“EPS”) in the third quarter of 2014. Target Corporation posted better-than-expected same store sales growth, driven by strong online sales and its first positive news since the data breach occurred. Additionally, the company has received praise from industry analysts for leadership changes made to the executive team.

The Fund’s holding of Navient Corporation was another top contributor to performance. This U.S. servicer for the Department of Education and private student loans announced that it had acquired an $8.4 billion portfolio from Wells Fargo in the fourth quarter of the year. The transaction is expected to support earnings and we believe it may compel other banks to explore selling similar non-core student loans portfolios, for which Navient is one of a few qualified buyers.

The largest detractor from performance for the reporting period was the Fund’s holding of Prosafe, the operator of accommodation vessels for the offshore oil industry, as its third quarter earnings were disappointing. Prosafe lowered its dividend to strengthen its balance sheet and maintain optionality to add assets if they become available at attractive prices in the weak part of the cycle. While the upside for Prosafe remains material over the long-term, cyclical headwinds remain in the form of much lower oil prices, industry overcapacity and spending cuts from major oil companies.

The Fund’s holding of Companhia de Saneamento Basico do Estado de Sao Paulo (Sabesp), the water and waste water company in Sao Paulo, Brazil, underperformed as the combination of poor rainfall and excess heat has resulted in the worst drought in Brazil’s history. Though Sabesp remains highly dependent on rainfall, management remains focused on controlling capital spending as it awaits regulatory approval

6	PIMCO EQUITY SERIES

for tariff increases. We believe Sabesp is an attractively valued infrastructure asset at a challenging point in the hydrologic cycle.

Conclusion

Over the reporting period, we added slightly to “Consistent Earners” (i.e., stable, blue chip companies) and trimmed our allocation to “Basic Value” (i.e., more cyclical companies) and “Emerging Franchises” (i.e., secular growth companies). We also increased our allocations to developed markets, specifically the U.K. and Japan, and to the utilities and materials sectors. The largest decrease to our allocations over the reporting period was to the energy sector.

Going forward, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially given a secular outlook for lower returns across asset classes. As always, however, we continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

Thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar	Matt Burdett
Portfolio Manager	Portfolio Manager

Dan Ivascyn	Alfred Murata
Group CIO, Portfolio Manager	Portfolio Manager

Top 10 Holdings1

Vodafone Group PLC	2.2%
Target Corp.	2.0%
Lloyds Banking Group PLC	1.9%
Intesa Sanpaolo SpA	1.9%
Cisco Systems, Inc.	1.8%
Imperial Tobacco Group PLC	1.6%
Colony Financial, Inc.	1.5%
Kohl’s Corp.	1.5%
QUALCOMM, Inc.	1.4%
PG&E Corp.	1.4%

Geographic Breakdown1

United States	53.4%
United Kingdom	8.5%
France	4.1%
Brazil	3.0%
Italy	2.5%
Japan	2.3%
Hong Kong	1.6%
Other	11.8%

Sector Breakdown1

Financials	16.5%
Industrials	12.2%
Consumer Discretionary	7.8%
Asset-Backed Securities	7.1%
Information Technology	6.5%
Utilities	6.2%
Mortgage-Backed Securities	5.7%
Health Care	4.9%
Telecommunication Services	4.6%
Consumer Staples	4.5%
Bank Loan Obligations	2.8%
Energy	2.7%
Materials	2.1%
Sovereign Issues	1.9%
Banking & Finance	1.7%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2014	7

PIMCO Balanced Income Fund

Institutional Class - PBITX	Class A - PBIAX
Class P - PBIEX	Class C - PBICX
Class D - PBIDX

Cumulative Returns Through December 31, 2014

Cumulative Total Return for the period ended December 31, 2014
	6 Months*	Fund Inception (03/31/2014)
PIMCO Balanced Income Fund Institutional Class	-0.54%	2.65%
PIMCO Balanced Income Fund Class P	-0.59%	2.57%
PIMCO Balanced Income Fund Class D	-0.71%	2.48%
PIMCO Balanced Income Fund Class A	-0.71%	2.48%
PIMCO Balanced Income Fund Class A (adjusted)	-6.20%	-3.14%
PIMCO Balanced Income Fund Class C	-1.09%	1.90%
PIMCO Balanced Income Fund Class C (adjusted)	-2.07%	0.90%
MSCI All Country World Index Net USD±	-1.90%	3.04%
50% MSCI All Country World Index/50% Barclays Global Aggregate USD Hedged±±	0.72%	4.26%

All Fund returns are net of fees and expenses.

* Cumulative Return.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 50% MSCI All Country World Index/50% Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.95% for the Institutional Class shares, 1.05% for the Class P shares, 1.30% for the Class D shares, 1.30% for the Class A shares, 2.05% for the Class C shares and 1.55% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Balanced Income Fund seeks to maximize current income while providing long-term capital appreciation by investing under normal circumstances in a diversified portfolio of income-producing equity and fixed income securities, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund will typically invest at least 25% of its net assets in equity and equity related securities and at least 25% of its net assets in fixed income securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»	The Fund commenced operations on March 31, 2014.

»

The Fund’s Institutional Class shares returned -0.54% after fees, outperforming the MSCI All Country World Index, which returned -1.90%. The Fund underperformed against the blended benchmark (50% MSCI All Country World Index / 50% Barclays Global Aggregate USD Hedged), which returned 0.72%.

»

During the reporting period, the Fund paid ordinary quarterly dividends of 17 cents per share and a one-time supplemental dividend of 2 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

»

From a sector perspective, stock selection in the Consumer Discretionary, Materials and Telecommunication sectors contributed the most to relative performance over the reporting period. An underweight to Materials (portfolio average weight of 2.5% vs. benchmark average weight of 5.8%) was additive to performance. Exposure to the Utilities, Healthcare and Consumer Staples sectors detracted the most from performance due to security selection.

»

From a country perspective, stock selection within the United States and United Kingdom was the largest contributor to relative performance. Security selection within and an overweight to both Brazil and Norway detracted the most from performance.

»

Over the reporting period, the top three equity contributors were: Target Corporation, Navient Corporation and Kohl’s Corporation. The top three equity detractors were: Prosafe, Cia de Saneamento Basico do Estado de SP and Arteris.

»

The Fund’s fixed income allocation underperformed its fixed income benchmark, Barclays Global Aggregate USD Hedged, as holdings of Russian quasi-sovereign corporate debt detracted from performance due to falling oil prices. Additionally, exposure to high yield credit and Brazilian inflation-linked debt detracted from performance.

8	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Dividend and Income Builder Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

During the six-month reporting period ended December 31, 2014, the MSCI All Country World Index (the “Index”), which tracks the performance of global equities, declined 1.90%. Performance was strongest in the healthcare, information technology and consumer discretionary sectors. Energy, materials and telecommunications were the poorest performing sectors.

Global equities fell in the third quarter of 2014 and managed to post a slight gain in the fourth quarter of the year, as market volatility increased in the latter half of the year, particularly in the commodity and currency markets. U.S. equities, as represented by the S&P 500 Index, outperformed the Index, led by U.S. dollar strength and improving economic data. Second and third quarter GDP were revised upward to 4.6% and 5.0%, respectively. Although the Federal Reserve (“Fed”) ended its bond buying program in October 2014, the Fed indicated that it remains committed to an accommodative monetary policy. Across the Atlantic, Europe was one of the worst performing regions as deflationary concerns weighed on equity markets. Despite lowering benchmark interest and deposit rates and launching its asset-backed securities purchase program, the European Central Bank (“ECB”) continued to face public pressure for bolder action to revive the Eurozone economy.

After a strong first half of the year, stocks in emerging markets, as represented by the MSCI Emerging Markets Index, declined 7.84% due to headwinds from a strengthening U.S. dollar, falling commodity prices and concerns over a China slowdown. Russia was the worst performing country, as the Russian ruble plummeted nearly 50% versus the U.S. dollar, which included a one-day 40% sell-off following an interest rate hike to 17% by Russia’s central bank. Asia had some of the best performing equity markets in the emerging world, partially aided by lower oil prices as many countries are net importers of fuel. Both Indonesia and India surged on the hopes of structural reform following national elections earlier in the year, while mainland Chinese equities received a boost from a surprise interest rate cut, bets on additional government stimulus and signs of reform for state-owned enterprises.

Fund Review

We seek to provide an attractive current yield, a growing stream of income per share over time, and long-term capital appreciation.

During the six-month reporting period ended December 31, 2014, the Fund paid ordinary quarterly dividends of $0.20 per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

The six-month total return for the Fund’s Institutional Class shares was -1.89% net of fees and outperformed its blended secondary index (a blend of 75% MSCI All Country World Index/25% Barclays Global Aggregate USD Unhedged), which returned -2.46%. Security selection in both the consumer discretionary and telecommunications sectors contributed to relative performance. The Fund’s fixed income allocation outperformed, as holdings of securitized debt, primarily in mortgage-backed securities, provided income and positive returns. Underweight allocations to the Japanese yen and the euro were additive to performance as these currencies depreciated against the U.S. dollar. Individual holdings were the primary detractors from performance.

At the security level, the Fund’s position in Target Corporation was the largest contributor to relative performance. This big-box retailer overcame a data breach and poor performance in its Canadian operations to post upside surprises in sales and earnings per share (“EPS”) in the third quarter of the 2014. Target Corporation posted better-than-expected same store sales growth, driven by strong online sales and its first positive news since the data breach occurred. Additionally, the company has received praise from industry analysts for leadership changes made to the executive team.

The Fund’s holding of Navient Corporation was another top contributor to performance. This U.S. servicer for the Department of Education and private student loans announced that it had acquired an $8.4 billion portfolio from Wells Fargo in the fourth quarter of the year. The transaction is expected to support earnings and we believe it may compel other banks to explore selling similar non-core student loans portfolios, for which Navient is one of a few qualified buyers.

The largest detractor from performance for the reporting period was the Fund’s holding of Prosafe, the operator of accommodation vessels for the offshore oil industry, as its third quarter earnings were disappointing. Prosafe lowered its dividend to strengthen its balance sheet and maintain optionality to add assets if they become available at attractive prices in the weak part of the cycle. While the upside for Prosafe remains material over the long-term, cyclical headwinds remain in the form of much lower oil prices, industry overcapacity and spending cuts from major oil companies.

The Fund’s holding of Companhia de Saneamento Basico do Estado de Sao Paulo (Sabesp), the water and waste water company in Sao Paulo, Brazil, underperformed as the combination of poor rainfall and excess heat has resulted in the worst drought in Brazil’s history. Though

SEMIANNUAL REPORT	DECEMBER 31, 2014	9

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund (Cont.)

Sabesp remains highly dependent on rainfall, management remains focused on controlling capital spending as it awaits regulatory approval for tariff increases. We believe Sabesp is an attractively valued infrastructure asset at a challenging point in the hydrologic cycle.

Conclusion

Over the reporting period, we added slightly to “Consistent Earners” (i.e., stable, blue chip companies) and trimmed our allocation to “Emerging Franchises” (i.e., secular growth companies), while “Basic Value” (i.e., more cyclical companies) was unchanged. We also increased our allocations to developed markets, specifically the U.K. and Japan, and to the utilities and materials sectors. The largest decrease over the reporting period was to the energy sector.

Going forward, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially given a secular outlook for lower returns across asset classes. As always, however, we continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

Thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar	Matt Burdett
Portfolio Manager	Portfolio Manager

Dan Ivascyn	Alfred Murata
Group CIO, Portfolio Manager	Portfolio Manager

Top 10 Holdings1

Vodafone Group PLC	3.1%
Target Corp.	2.8%
Cisco Systems, Inc.	2.8%
Intesa Sanpaolo SpA	2.7%
Lloyds Banking Group PLC	2.6%
Colony Financial, Inc.	2.5%
Imperial Tobacco Group PLC	2.4%
PG&E Corp.	2.2%
Kohl’s Corp.	2.2%
QUALCOMM, Inc.	2.2%

Geographic Breakdown1

United States	53.1%
United Kingdom	12.7%
France	5.9%
Italy	3.6%
Japan	3.3%
Hong Kong	2.3%
Israel	1.9%
Switzerland	1.7%
Luxembourg	1.7%
Bermuda	1.6%
Brazil	1.5%
Netherlands	1.4%
Spain	1.4%
Taiwan	1.1%
Singapore	1.1%
Australia	0.9%
China	0.9%
Turkey	0.9%
Cyprus	0.5%
South Africa	0.4%
Ireland	0.2%

Sector Breakdown1

Financials	25.4%
Consumer Discretionary	11.9%
Information Technology	10.4%
Utilities	9.2%
Industrials	8.7%

10	PIMCO EQUITY SERIES

Sector Breakdown1 (Cont.)

Health Care	7.2%
Consumer Staples	6.7%
Telecommunication Services	6.2%
Energy	3.7%
Materials	3.2%
Mortgage-Backed Securities	2.8%
Asset-Backed Securities	1.8%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2014	11

PIMCO Dividend and Income Builder Fund

Institutional Class - PQIIX	Class A - PQIZX
Class P - PQIPX	Class C - PQICX
Class D - PQIDX	Class R - PQIBX

Cumulative Returns Through December 31, 2014

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Builder Fund Institutional Class	-1.89%	3.73%	12.19%
PIMCO Dividend and Income Builder Fund Class P	-2.01%	3.50%	12.09%
PIMCO Dividend and Income Builder Fund Class D	-2.14%	3.25%	11.80%
PIMCO Dividend and Income Builder Fund Class A	-2.14%	3.25%	11.80%
PIMCO Dividend and Income Builder Fund Class A (adjusted)	-7.50%	-2.45%	9.75%
PIMCO Dividend and Income Builder Fund Class C	-2.52%	2.57%	10.96%
PIMCO Dividend and Income Builder Fund Class C (adjusted)	-3.46%	1.59%	10.96%
PIMCO Dividend and Income Builder Fund Class R	-2.19%	3.08%	11.57%
MSCI All Country World Index Net USD±	-1.90%	4.16%	15.17%
75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged±±	-2.46%	3.30%	11.57%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.22% for the Institutional Class shares, 1.32% for the Class P shares, 1.57% for the Class D shares, 1.57% for the Class A shares, 2.32% for the Class C shares and 1.82% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Dividend and Income Builder Fund seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time, with a secondary objective to seek to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

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The Fund’s Institutional Class shares returned -1.89% after fees, slightly outperforming both its benchmarks, the MSCI All Country World Index, which returned -1.90%, and the blended benchmark (75% MSCI All Country World Index / 25% Barclays Global Aggregate USD Unhedged), which returned -2.46%.

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During the reporting period, the Fund paid ordinary quarterly dividends of $0.20 per share over the reporting period, $0.11 per share in the fourth quarter and $0.09 in the third quarter. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

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From a sector perspective, stock selection in the Consumer Discretionary, Telecommunication and Materials sectors contributed the most to relative performance over the reporting period. An underweight to Materials (portfolio average weight of 2.5% vs. benchmark average weight of 5.8%) was additive to performance. Security selection in the Utilities, Healthcare and Energy detracted the most from performance. An underweight to Energy (portfolio average weight of 8.0% vs. benchmark average weight of 9.2%) mitigated losses from falling energy prices.

»

From a country perspective, stock selection within the United States and United Kingdom was the largest contributor to relative performance. Security selection within and an overweight to both Brazil and Norway detracted the most from performance.

»

Over the reporting period, the top three equity contributors were: Target Corporation, Navient Corporation and Cisco Systems. The top three equity detractors were: Prosafe, LinnCo and Cia de Saneamento Basico do Estado de SP.

»

The Fund’s fixed income allocation outperformed its fixed income benchmark, Barclays Global Aggregate USD Unhedged, driven mainly by security selection within non-Agency mortgage-backed securities. Select currency underweights, primarily in the Japanese yen and euro, added to performance.

12	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Emerging Multi-Asset Fund (the “Fund”). Below is our semiannual update that includes a discussion of our investment outlook with a focus on emerging markets (“EM”) as well as an update on the portfolio over the six-month reporting period ended December 31, 2014.

U.S. Dollar Strength and Commodity Drawdown Impact Emerging Markets Assets

After a strong first half of 2014, EM assets declined during the latter half of the year as global growth and inflation expectations were marked down and oil prices collapsed, acutely pressuring exporters of the commodity. Local currency assets in particular sold-off as the U.S. dollar strengthened against nearly all global currencies amid continued signals of economic and policy divergence. Weakness in the Chinese economy, a revival of geopolitical tensions, and idiosyncratic market events and stresses heightened volatility and further weighed on EM assets.

EM equities (as represented by the MSCI Emerging Markets Index) returned -7.84% over the reporting period, trailing its developed market (“DM”) counterpart (the MSCI World Index) by over 8 percentage points. From a corporate perspective, the environment for earnings remained diverse, as some companies struggled to retain the growth momentum seen in the immediate post-crisis period, while others performed well. The Fund remains overweight to equities as improvements in earnings expectations and the prospect for returns on equity improvement, particularly for oil importers in light of commodity weakness, may be especially favorable for equities relative to other portions of the EM capital structure. This is more so for Asia relative to other EM regions. Additionally, we believe valuations remain attractive for the asset class as a whole.

EM external sovereign debt (as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global) returned -3.27% over the reporting period. Index losses were driven by widening spreads over U.S. Treasuries, which more than offset a fall in U.S. Treasury yields. Spreads rose 119 basis points over the reporting period, with the high yield subset of the index—propelled by declines in Venezuela and Ukraine—accounting for the majority of the change. The Fund maintains an underweight allocation to external sovereign debt, but maintains a tactical allocation to external corporate debt. We believe non-sovereign issues may offer compelling relative value and attractive spreads versus their sovereign issuer counterparts that have similar creditworthiness, given their often demonstrated access to their respective sovereign balance sheets.

EM local debt (as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index) returned -11.05% over the reporting period. Currency weakness weighed on index returns as a resurgent U.S. dollar appreciated versus nearly all global currencies. Positive performance contributions from carry, or the rate of interest earned by holding the respective securities, and falling yields, could not offset currency losses. The portfolio maintains its flat position to local currency debt, expecting policy differentiation across EM given divergent initial conditions and reactions to potential Federal Reserve (“Fed”) interest rate hikes and lower inflation prints due to the downdraft in oil prices. In aggregate, the Fund is cautious on EM currencies amid renewed U.S. dollar strength and a propensity for EM central banks to allow for currency weakness to protect exports.

Electoral Calendar Impacts Emerging Markets Assets and Differentiation to Remain Dominant Theme for Emerging Markets Investing Amid Choppier Technicals

Over the cyclical horizon, divergent initial conditions across EM related to economic and social structure, growth and inflation trajectories, issuer balance sheet strength, and fiscal and monetary policies, will drive country and corporate performance differentials, in our view. We believe projected economic and policy decoupling across DM will reinforce this trend due to trade, capital flow, and financial market linkages between EM and DM.

We believe EM fundamentals broadly remain intact, and market-friendly election results in 2014 across a host of EM countries give newly elected politicians a solid mandate for structural reforms over the coming year. It is also critical to recognize that the impact of lower commodity prices across EM is highly differentiated. In aggregate, EM is a net importer of energy and consumers are likely to benefit both from the positive terms-of-trade shock and the disinflationary impulse imparted by cheaper oil. However, energy-sector economies are seeing lower export receipts and may be facing weaker fiscal positions.

Key EM risks include credit events as a result of the collapse in oil prices, geopolitical surprises, unanticipated DM interest rate volatility, and a sharper-than-expected slowdown in China. Market technicals are choppier with volatility likely to remain elevated and retail flows likely to remain a headwind. In light of the recent EM market sell-off, we believe valuations across EM are attractive but divergent economic and policy outlooks throughout the complex underscore the need to be diligent and discerning in scouring relative value opportunities around the globe.

SEMIANNUAL REPORT	DECEMBER 31, 2014	13

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund (Cont.)

Sincerely,

Michael Gomez	Curtis Mewbourne
Portfolio Manager, Emerging Markets Debt	Portfolio Manager, Generalist

Top Holdings1

PIMCO EqS® Emerging Markets Fund	50.7%
PIMCO Emerging Local Bond Fund	23.9%
PIMCO Emerging Markets Bond Fund	12.2%
PIMCO Emerging Markets Corporate Bond Fund	7.6%
U.S. Treasury Notes	3.8%

[1]	% of Investments, at value as of 12/31/2014. Top Ten Holdings solely reflect long positions. Securities sold short, derivatives, and short-term instruments are not taken into consideration.

14	PIMCO EQUITY SERIES

PIMCO Emerging Multi-Asset Fund

Institutional Class - PEAWX	Class A - PEAAX
Class P - PEAQX	Class C - PEACX
Administrative Class - PEAMX	Class R - PEARX
Class D - PEAEX

Cumulative Returns Through December 31, 2014

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (04/12/11)
PIMCO Emerging Multi-Asset Fund Institutional Class	-7.40%	-2.92%	-3.15%
PIMCO Emerging Multi-Asset Fund Class P	-7.38%	-3.00%	-3.24%
PIMCO Emerging Multi-Asset Fund Administrative Class	-7.45%	-3.28%	-3.43%
PIMCO Emerging Multi-Asset Fund Class D	-7.55%	-3.29%	-3.47%
PIMCO Emerging Multi-Asset Fund Class A	-7.46%	-3.18%	-3.46%
PIMCO Emerging Multi-Asset Fund Class A (adjusted)	-12.55%	-8.50%	-4.91%
PIMCO Emerging Multi-Asset Fund Class C	-7.86%	-3.98%	-4.17%
PIMCO Emerging Multi-Asset Fund Class C (adjusted)	-8.74%	-4.90%	-4.17%
PIMCO Emerging Multi-Asset Fund Class R	-7.66%	-3.59%	-3.71%
MSCI Emerging Markets Index (Net Dividends in USD)±	-7.84%	-2.19%	-2.95%
50% MSCI Emerging Markets Index (Net Dividends in USD), 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)±±	-7.50%	-1.15%	-0.24%

All Fund returns are net of fees and expenses.

* Cumulative Return

± The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

±± The benchmark is a blend of 50% MSCI Emerging Markets Index (Net Dividends in USD), 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged). MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.43% for the Institutional Class shares, 2.53% for the Class P shares, 2.68% for the Administrative Class shares, 2.78% for the Class D shares, 2.78% for the Class A shares, 3.53% for the Class C shares, and 3.03% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Emerging Multi-Asset Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries. The Fund will typically invest 20% to 80% of its total assets in equity-related instruments (including investments in common stock, preferred stock, and equity-related Underlying PIMCO Funds or Acquired Funds). The Fund is designed to provide concurrent exposure to a broad spectrum of emerging market asset classes, such as equity, fixed income and currencies, and other investments, including commodities.

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The Fund’s Institutional Class shares returned -7.40% after fees, while the Fund’s primary benchmark index, the MSCI Emerging Markets Index (Net Dividends in USD) returned -7.84%. The Fund’s secondary benchmark index, a blended index consisting of 50% MSCI Emerging Markets Index (Net Dividends in USD)/25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)/25% JPMorgan Emerging Markets Bond Index (EMBI) Global), returned -7.50% during the reporting period.

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Exposure to the PIMCO EqS® Emerging Markets Fund contributed to relative performance as this Underlying PIMCO Fund outperformed its respective primary benchmark, the MSCI Emerging Markets Index, over the reporting period.

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A tactical asset allocation to emerging markets external corporate debt via the PIMCO Emerging Markets Corporate Bond Fund contributed to relative performance as this Underlying PIMCO Fund outperformed the Fund’s secondary benchmark index during the reporting period.

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Exposure to the PIMCO Emerging Markets Bond Fund detracted from relative performance as this Underlying PIMCO Fund underperformed its respective primary benchmark, the JPMorgan Emerging Markets Bond Index (EMBI) Global, over the reporting period.

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Exposure to the PIMCO Emerging Markets Corporate Bond Fund detracted from relative performance as this Underlying PIMCO Fund underperformed its respective primary benchmark, the JPMorgan CEMBI Diversified, over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2014	15

Insights from the Portfolio Managers PIMCO EqS® Emerging Markets Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Emerging Markets Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

The six-month reporting period ending December 31, 2014 was a period marked by increased volatility for global equity markets as declining oil prices, U.S. dollar strength and uncertainty over the global economic outlook weighed on investor sentiment. With these dynamics at play, emerging market (“EM”) equities underperformed relative to developed markets (“DM”), as the MSCI Emerging Markets Index (Net Dividends in USD) returned -7.84%, versus a return of -1.17% for the MSCI World Index. While DM equities were able to end the year in positive territory, EM equities suffered their second straight year of negative performance.

EM equities’ performance was negatively influenced by a lack of visibility on the impact of important global economic factors, such as weak commodity prices, uncertainty over a U.S. exit from quantitative easing (“QE”), and the outlook for slowing global growth, particularly in Europe and Japan. From a corporate perspective, the environment for earnings remained diverse, as some companies struggled to retain the growth momentum seen in the immediate post-crisis period, while others performed well. Over capacity in certain areas, combined with a slowdown in nominal GDP growth in major EM economies, nevertheless remained a long-term drag on earnings recovery.

The best performing sectors overall for the reporting period were healthcare, financials and telecoms, while the worst performing sectors were energy and materials, which were particularly affected by lower oil prices and tension between Russia and Ukraine. As winners and losers emerged from the oil price decline, country performance was also dispersed, with Russia performing worst as the Russian ruble declined significantly versus the U.S. dollar. Asia, on the other hand, where many nations are net importers of oil, had some of the best performing equity markets. Among these, China led the way, benefiting from its oil importing status, its currency being closely pegged to a strengthening U.S. dollar and a surprise interest rate cut from China’s central bank.

Fund Review

Over the six-month reporting period, the Fund’s Institutional Class shares returned -5.86% net of fees, versus a return of -7.84% for its benchmark, the MSCI Emerging Markets Index (Net Dividends in USD). The Fund’s holdings in technology, consumer discretionary and financials were the main sources of outperformance during the period, while positions in energy and telecoms detracted from performance.

Within technology, performance was significantly aided by the Fund’s participation in the Alibaba IPO, which saw a 38% increase in price on the first day of trading. Although we reduced our initial allocation, we maintain a position in the company, which we view as well placed to capitalize on the growth of e-commerce in China.

Outside of Alibaba, the Fund saw strong performance among its financial and consumer discretionary holdings. Within financials, China Construction Bank and China Pacific Insurance benefited directly from a cut in Chinese interest rates, which improved earnings prospects, and indirectly from declining oil prices and U.S. dollar strengthening, which helped Chinese assets in general. Within the consumer sectors in China, Kweichou Moutai, a maker of high-end spirits, and Great Wall Motor, an auto manufacturer, were among the strongest performers, benefiting from an improved cyclical outlook and bets on additional government stimulus. Outside of China, Indian financials also performed well.

Consistent with the decline in oil prices, energy holdings weighed on the Fund’s performance over the reporting period. In practice, however, this was a story of two halves, with key portfolio changes occurring at the end of August. Prior to these changes, the Fund held an overweight to Russian energy. However, as tensions between the Ukraine and Russia increased during the summer, we reduced exposure to firms that we felt were vulnerable to additional sanctions. This exposure reduction meant exiting a position in Bashneft, an integrated Russian oil company that was our top detractor from performance over the reporting period. With additional sales of energy stocks in the fourth quarter, including SPT Energy, a Chinese oil services provider, the Fund’s underweight to energy was positive for relative performance from September onwards, despite detracting over the reporting period as a whole.

Outside of energy, holdings in the telecoms sector, where we began the period under exposed to China Mobile, weighed on returns, as did a position in Greek bank Eurobank. Despite shares trading at a large discount to book value, Eurobank came under selling pressure due to renewed concerns of a Greek exit from the Eurozone. Europe remains an area of geopolitical and economic uncertainty, and Eurobank aside, the Fund is underweight the emerging European region.

Conclusion

Overall, the last six months saw a period of volatility in EM equity markets with wide country and sector dispersion sparked by the declining price of oil. In light of growing political and economic challenges, and the prospect of long-term lower oil prices, we made a number of changes to portfolio positioning, including reducing Russian, energy, and materials exposure and increasing positions in technology, an area that we believe can still provide attractive earnings growth.

16	PIMCO EQUITY SERIES

With headwinds to EM performance remaining, we believe it is critical to focus on individual stock selection within all these sectors. We continue to seek firms with sustainable long-term earnings growth, trading at reasonable valuations, and which exhibit quality characteristics of high margins and returns on equity. While acknowledging there may be periods where our investment style will be out of favor, and we may lag broader EM equity markets, we believe that over the long-term our investment approach can be an attractive solution for investors seeking diversified EM equity exposure.

We thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Virginie Maisonneuve CIO Global Equities Portfolio Manager

Top 10 Holdings1

Samsung Electronics Co. Ltd.	3.6%
Industrial & Commercial Bank of China Ltd. ‘H’	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.8%
Kia Motors Corp.	2.6%
MediaTek, Inc.	2.4%
Housing Development Finance Corp. Ltd.	2.4%
AIA Group Ltd.	2.3%
Tata Motors Ltd.	2.3%
China Mobile Ltd.	2.2%
Itau Unibanco Holding S.A.—ADR	2.2%

Geographic Breakdown1

China	16.1%
India	10.6%
Taiwan	9.3%
Brazil	8.9%
South Korea	8.8%
Hong Kong	6.4%
Peru	3.8%
Japan	3.6%
South Africa	3.6%
Mexico	2.2%
Cambodia	1.7%
Israel	1.6%
United States	1.5%
France	1.3%
Thailand	1.3%
Indonesia	1.3%
Norway	1.2%
Greece	0.9%
Australia	0.9%
Russia	0.8%
Poland	0.8%
Macau	0.7%
Turkey	0.6%
Bermuda	0.2%

Sector Breakdown1

Financials	28.0%
Information Technology	21.3%
Consumer Discretionary	14.8%
Consumer Staples	7.0%
Telecommunication Services	4.6%
Energy	4.1%
Industrials	3.7%
Materials	3.5%
Health Care	1.1%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2014	17

PIMCO EqS® Emerging Markets Fund

Institutional Class - PEQWX	Class A - PEQAX
Class P - PEQQX	Class C - PEQEX
Administrative Class - PEQTX	Class R - PEQHX
Class D - PEQDX

Cumulative Returns Through December 31, 2014

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (03/22/11)
PIMCO EqS® Emerging Markets Fund Institutional Class	-5.86%	-3.18%	-3.81%
PIMCO EqS® Emerging Markets Fund Class P	-5.88%	-3.41%	-3.89%
PIMCO EqS® Emerging Markets Fund Administrative Class	-5.89%	-3.31%	-4.04%
PIMCO EqS® Emerging Markets Fund Class D	-5.92%	-3.55%	-4.14%
PIMCO EqS® Emerging Markets Fund Class A	-6.03%	-3.55%	-4.18%
PIMCO EqS® Emerging Markets Fund Class A (adjusted)	-11.18%	-8.87%	-5.60%
PIMCO EqS® Emerging Markets Fund Class C	-6.37%	-4.19%	-4.85%
PIMCO EqS® Emerging Markets Fund Class C (adjusted)	-7.31%	-5.15%	-4.85%
PIMCO EqS® Emerging Markets Fund Class R	-6.17%	-3.79%	-4.39%
MSCI Emerging Markets Index (Net Dividends in USD)±	-7.84%	-2.19%	-1.58%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.45% for the Institutional Class shares, 1.55% for the Class P shares, 1.70% for the Administrative Class shares, 1.80% for the Class D shares, 1.80% for the Class A shares, 2.55% for the Class C shares and 2.05% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS® Emerging Markets Fund seeks capital appreciation by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

»

The Fund’s Institutional Class shares returned -5.86% after fees, and the Fund’s benchmark index, the MSCI Emerging Markets Index (Net Dividends in USD), returned -7.84% during the reporting period. The Fund outperformed its benchmark by 1.98% after fees.

»

From a sector perspective, stock selection in the Information Technology, Consumer Discretionary and Financials sectors contributed the most to relative performance over the reporting period. Security selection in the Telecom and Energy sectors detracted the most from performance.

»

From a country perspective, stock selection within and an overweight to China was the largest contributor to relative performance, followed by India. Security selection within and an overweight to Greece detracted from performance. Stock selection within Russia detracted the most from performance; however, losses were mitigated through reducing our exposure to Russia from 10.33% at the beginning of the reporting period to 1.34% by the end of the reporting period.

»

Over the reporting period, the top three contributors to performance were: Alibaba Group, China Construction Bank and Kweichow Moutai. The top three detractors from performance were Bashneft, Eurobank Ergasias and SPT Energy Group.

18	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS® Long/Short Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Long/Short Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of recent portfolio performance.

Market Overview

U.S. equities began the six-month reporting period moving sideways following the strong advance that occurred during the second quarter of the year. The market experienced a brief pullback during July and August as geopolitical tensions rose in the Middle East and Eastern Europe. An improving economic outlook for the U.S. fueled a rebound in U.S. equities as second quarter GDP was revised upwards, the dollar strengthened to a four-year high and unemployment fell beneath 6% for the first time since the recession.

Following this recovery, equities experienced a sharp decline driven by concerns of slowing European growth, the Ebola virus and potential economic weakness in the U.S. related to declining oil prices. This near-correction pullback was offset by strong third quarter earnings results, an announcement by the Bank of Japan to expand and accelerate its asset purchase program, an increase in U.S. consumer spending and a third quarter GDP revision upwards to 3.9% (from 3.5%), pushing the S&P 500 Index to new all-time highs.

An OPEC announcement in November, stating oil production quotas would not be cut in order to cease the rapid decline in oil prices, pushed the commodity to its lowest levels since mid-2009. This placed downward pressure on stocks before positive performance offset the decline by year-end.

Fund Review

Over the six-month reporting period, the Fund’s Institutional Class shares returned -1.38% net of fees, underperforming its benchmark, the 3-Month USD LIBOR Index, by -1.50% on an after fees basis. This relative underperformance can be attributed to stock selection, primarily on the long side of the portfolio.

The Fund’s top holding, American Realty Capital Properties, a real-estate investment trust (“REIT”) focused on high credit quality commercial real estate, detracted from performance during the period. At the time of the Fund’s purchase, we viewed the company as an opportunity to gain direct exposure to prime commercial real estate anchored by secure, nationally branded tenants. The stock traded at a significant discount relative to its peers and offered an attractive dividend yield. At the end of October, the company announced that accounting errors were made in the first and second quarters of 2014. This announcement drove the price of the stock down significantly.

Consequently, our initial investment thesis was impaired; and as a result, we closed our position on November 6, 2014.

The Fund’s investment in Walgreens also detracted from performance over the reporting period. We believed this leading U.S. drugstore chain operator possessed ample room to improve its operations and profitability given its acquisition of United Kingdom drug wholesaler and drugstore operator Alliance Boots. Early in the reporting period, the company announced it would not be pursuing a tax inversion. This announcement, along with a reduction in forward earnings guidance, related to pharmaceutical margin pressure, caused the stock price to materially decline. Another notable detractor was American Airlines, which encountered downward pressure in association with global fears over the Ebola virus. We felt our investment theses on these two names had deteriorated and have since exited the positions.

On the positive side, records and information management services provider Iron Mountain was the top contributor to performance. Shares of the recently converted REIT advanced as the company continued to appreciate towards a valuation more in-line with its non-traditional REIT peers. The company also experienced a positive catalyst as it was added to the MSCI United States REIT Index in November 2014. We continue to hold Iron Mountain as the stock trades at a discount to its non-traditional REIT peers, as well as other self-storage companies. Another top contributor was Dollar Tree. The discount variety store chain operator is working toward acquiring Family Dollar Store. This acquisition has been met with investor skepticism; however, we initiated our position believing that as the market realizes the merits of the acquisition, increased earnings and synergies produced through the deal would unlock the hidden value of the stock. Also, recently lower commodity prices have strengthened the consumer, which we believe will drive continued positive performance in the stock.

In addition, our short book contributed to performance, in aggregate, despite the strong equity market rally. Our approach to shorting is to generate alpha as opposed to simply hedging market risk. In the midst of the significant decline in oil prices during the last six months of the year, we were able to open multiple short positions on energy-related names. These positions drove positive performance in the Fund. As the decline in oil extends, we will continue to hold these positions while monitoring the situation closely.

Conclusion

Equity market performance has been strong despite various geopolitical and economic concerns. As U.S. economic growth continues to improve, albeit slowly, we believe that the New Neutral low rate environment will be supportive for stocks as companies can take advantage of inexpensive financing. Access to cheap financing is

SEMIANNUAL REPORT	DECEMBER 31, 2014	19

Insights from the Portfolio Managers PIMCO EqS® Long/Short Fund (Cont.)

particularly helpful to companies with attractive prospects in a slow-growth world. In this low real rate environment, current valuation levels suggest equities are poised to deliver more modest returns, but returns that are still attractive relative to other asset classes.

Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Geoffrey Johnson, CFA

Portfolio Manager

Top 10 Holdings1

DST Systems, Inc.	5.3%
Comcast Corp. ‘A’	4.3%
Sealed Air Corp.	4.1%
Cardinal Health, Inc.	3.9%
Foot Locker, Inc.	3.7%
Time Warner, Inc.	3.7%
HealthSouth Corp.	3.7%
DaVita HealthCare Partners, Inc.	3.6%
Dollar Tree, Inc.	3.5%
Iron Mountain, Inc.	3.3%

Sector Breakdown2

Consumer Discretionary	25.7%
Health Care	16.1%
Information Technology	15.7%
Industrials	8.9%
Materials	4.4%
Others	4.3%

[1]	% of Investments, at value as of 12/31/2014. Top Ten Holdings solely reflect long positions. Securities sold short, derivatives, and short-term instruments are not taken into consideration.

[2]	% of net exposure (Investments, at value less Securities Sold Short) as of 12/31/2014. Financial derivative instruments and short-term instruments are not taken into consideration.

20	PIMCO EQUITY SERIES

PIMCO EqS® Long/Short Fund

Institutional Class - PMHIX	Class A - PMHAX
Class P - PMHBX	Class C - PMHCX
Class D - PMHDX

Cumulative Returns Through December 31, 2014

Average Annual Total Return for the period ended December 31, 2014*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	-1.38%	-1.55%	5.90%	10.14%	12.72%
PIMCO EqS® Long/Short Fund Class P	-1.39%	-1.64%	5.82%	10.04%	12.61%
PIMCO EqS® Long/Short Fund Class D	-1.56%	-1.89%	5.52%	9.75%	12.32%
PIMCO EqS® Long/Short Fund Class A	-1.56%	-1.89%	5.52%	9.75%	12.32%
PIMCO EqS® Long/Short Fund Class A (adjusted)	-6.99%	-7.28%	4.33%	9.13%	11.79%
PIMCO EqS® Long/Short Fund Class C	-1.93%	-2.68%	4.73%	8.93%	11.48%
PIMCO EqS® Long/Short Fund Class C (adjusted)	-2.90%	-3.65%	4.73%	8.93%	11.48%
3 Month USD LIBOR Index±	0.12%	0.24%	0.33%	1.99%	1.88%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.03% for the Institutional Class shares, 2.13% for the Class P shares, 2.38% for the Class D shares, 2.38% for the Class A shares, and 3.13% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Portfolio Insights

»

The PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

»	The Fund’s Institutional Class shares returned -1.38% after fees, and the Fund’s benchmark index, the 3-Month USD LIBOR Index, returned 0.12% during the reporting period.

»	The Fund’s long, high concentration position in American Realty Capital Properties detracted the most from absolute returns as the security suffered a large loss during the reporting period.

»

Although developed market equities generally rose over the reporting period, security selection within the Fund’s short equity positions, in aggregate, benefited performance as these securities posted negative returns over the reporting period.

»

Over the reporting period, the Fund increased its long equity positions to 72% and ended the reporting period at 6% net short equity exposure, raising the overall net equity exposure to 66% of net assets.

»	The Fund’s cash and currency positions in aggregate contributed to performance.

SEMIANNUAL REPORT	DECEMBER 31, 2014	21

Insights from the Portfolio Managers PIMCO Global Dividend Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Global Dividend Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

During the six-month reporting period ended December 31, 2014, the MSCI All Country World Index (the “Index”), which tracks the performance of global equities, declined 1.90%. Performance was strongest in the healthcare, information technology and consumer discretionary sectors. Energy, materials and telecommunications were the poorest performing sectors.

Global equities fell in the third quarter of 2014 and managed to eke out a slight gain in the fourth quarter of the year, as market volatility increased in the latter half of the year, particularly in the commodity and currency markets. U.S. equities, as represented by the S&P 500 Index, outperformed the Index, led by U.S. dollar strength and improving economic data. Second and third quarter GDP were revised upward to 4.6% and 5.0%, respectively. Although the Federal Reserve (“Fed”) ended its bond buying program in October 2014, the Fed indicated that it remains committed to an accommodative monetary policy. Across the Atlantic, Europe was one of the worst performing regions as deflationary concerns weighed on equity markets. Despite lowering benchmark interest and deposit rates and launching its asset-backed securities purchase program, the European Central Bank (“ECB”) continued to face public pressure for bolder action to revive the Eurozone economy.

After a strong first half of the year, stocks in emerging markets (as represented by the MSCI Emerging Markets Index) declined 7.84% due to headwinds from a strengthening U.S. dollar, falling commodity prices and concerns over a China economic slowdown. Russia was the worst performing country, as the Russian ruble plummeted nearly 50% versus the U.S. dollar, which included a one-day 40% sell-off following an interest rate hike to 17% by Russia’s central bank. Asia had some of the best performing equity markets in the emerging world, partially aided by lower oil prices as many countries are net importers of fuel. Both Indonesia and India surged on the hopes of structural reform following national elections earlier in the year, while mainland Chinese equities received a boost from a surprise interest rate cut, bets on additional government stimulus and signs of reform for state-owned enterprises.

Fund Review

We seek to provide an attractive current yield and long-term capital appreciation. During the six-month reporting period ended December 31, 2014, the Fund paid ordinary quarterly dividends of

$0.20 per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class-specific expenses.

The six-month total return for the Fund’s Institutional Class shares was -2.53% net of fees and underperformed the Index, which returned -1.90%. Though security selection in the energy and utilities sectors detracted from relative performance, an underweight to energy and security selection in consumer discretionary sectors mitigated losses.

At the security level, the Fund’s position in Target Corporation was the largest contributor to relative performance. This big-box retailer overcame a data breach and poor performance in its Canadian operations to post upside surprises in sales and earnings per share (“EPS”) in the third quarter of 2014. Target Corporation posted better-than-expected same store sales growth, driven by strong online sales and its first positive news since the data breach occurred. Additionally, the company has received praise from industry analysts for leadership changes made to the executive team.

The Fund’s holding of Navient Corporation was another top contributor to performance. This U.S. servicer for the Department of Education and private student loans announced that it had acquired an $8.4 billion portfolio from Wells Fargo in the fourth quarter of the year. The transaction is expected to support earnings and we believe it may compel other banks to explore selling similar non-core student loans portfolios, for which Navient is one of a few qualified buyers.

The largest detractor from performance for the reporting period was the Fund’s holding of Prosafe, the operator of accommodation vessels for the offshore oil industry, as its third quarter earnings were disappointing. Prosafe lowered its dividend to strengthen its balance sheet and maintain optionality to add assets if they become available at attractive prices in the weak part of the cycle. While the upside for Prosafe remains material over the long-term, cyclical headwinds remain in the form of much lower oil prices, industry overcapacity and spending cuts from major oil companies.

LinnCo LLC (“Linn”), the owner of Linn Energy LLC (one of the largest independent oil and natural gas development companies in the U.S.), underperformed as oil and gas producers were negatively impacted by falling oil and natural gas prices. Despite having hedges in their portfolio to partially mitigate price volatility in crude oil and natural gas, it became apparent that Linn could not support their generous dividend and long-term business growth with the funds available at prevailing oil prices. Given these developments, we exited the position and reinvested the liquidity into securities with more attractive risk-reward opportunities. After our sale, Linn ultimately reduced its dividend distribution by 57% and its 2015 capital equipment expenditures (“capex”) by 53%.

22	PIMCO EQUITY SERIES

Conclusion

Over the reporting period, we added slightly to “Consistent Earners” (i.e., stable, blue chip companies) and “Basic Value” (i.e., more cyclical companies) and trimmed our allocation to “Emerging Franchises” (i.e., secular growth companies). We also increased our allocations to developed markets, specifically the U.K. and Japan, and to the utilities and materials sectors. The largest decrease over the reporting period was to the energy sector.

Going forward, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially given a secular outlook for lower returns across asset classes. As always, however, we continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

Thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar Portfolio Manager	Austin Graff Portfolio Manager

Top 10 Holdings1

Intesa Sanpaolo SpA	3.5%
Vodafone Group PLC	3.1%
Target Corp.	3.1%
Lloyds Banking Group PLC	3.1%
PG&E Corp.	3.0%
Imperial Tobacco Group PLC	2.6%
Colony Financial, Inc.	2.6%
QUALCOMM, Inc.	2.3%
Nippon Telegraph & Telephone Corp.	2.3%
Suez Environnement Co.	2.2%

Geographic Breakdown1

United States	48.8%
United Kingdom	13.9%
France	7.1%
Italy	4.5%
Japan	4.4%
Hong Kong	4.0%
Brazil	2.8%
Bermuda	2.0%
Switzerland	1.9%
Netherlands	1.7%
Spain	1.6%
Taiwan	1.3%
Turkey	1.1%
Singapore	1.0%
China	1.0%
Australia	1.0%
Luxembourg	0.8%
Cyprus	0.6%
South Africa	0.5%

Sector Breakdown1

Financials	26.5%
Consumer Discretionary	12.9%
Information Technology	11.7%
Utilities	10.6%
Industrials	8.4%
Telecommunication Services	7.4%
Consumer Staples	7.2%
Materials	5.9%
Energy	4.9%
Health Care	4.5%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2014	23

PIMCO Global Dividend Fund

Institutional Class - PQDIX	Class A - PQDAX
Class P - PQDPX	Class C - PQDCX
Class D - PQDDX	Class R - PQDRX

Cumulative Returns Through December 31, 2014

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO Global Dividend Fund Institutional Class	-2.53%	3.35%	12.77%
PIMCO Global Dividend Fund Class P	-2.66%	3.20%	12.67%
PIMCO Global Dividend Fund Class D	-2.72%	2.94%	12.41%
PIMCO Global Dividend Fund Class A	-2.79%	2.94%	12.41%
PIMCO Global Dividend Fund Class A (adjusted)	-8.14%	-2.72%	10.34%
PIMCO Global Dividend Fund Class C	-3.13%	2.16%	11.52%
PIMCO Global Dividend Fund Class C (adjusted)	-3.70%	1.57%	11.52%
PIMCO Global Dividend Fund Class R	-2.93%	2.68%	12.12%
MSCI All Country World Index Net USD±	-1.90%	4.16%	15.17%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.25% for the Institutional Class shares, 1.35% for the Class P shares, 1.60% for the Class D shares, 1.60% for the Class A shares, 2.35% for the Class C shares and 1.85% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Global Dividend Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»	The Fund’s Institutional Class shares returned -2.53% after fees, underperforming its benchmark, the MSCI All Country World Index, which returned -1.90%.

»

During the reporting period, the Fund paid ordinary quarterly dividends of $0.20 per share over the reporting period, $0.11 per share in the fourth quarter and $0.09 in the third quarter. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses.

»

From a sector perspective, stock selection in the Consumer Discretionary, Financials and Materials sectors contributed the most to relative performance over the reporting period. An underweight to Materials (portfolio average weight of 2.8% vs. benchmark average weight of 5.8%) was additive to performance. Security selection in the Utilities, Energy and Healthcare sectors detracted the most from performance. An underweight to Energy (portfolio average weight of 8.4% vs. benchmark average weight of 9.2%) mitigated losses from falling energy prices.

»

From a country perspective, stock selection within the United States and United Kingdom was the largest contributor to relative performance. Security selection within and an overweight to both Brazil and Norway detracted the most from performance.

»

Over the reporting period, the top three equity contributors were: Target Corporation, Navient Corporation and Cisco Systems. The top three equity detractors were: Prosafe, LinnCo and Cia de Saneamento Basico do Estado de SP.

24	PIMCO EQUITY SERIES

PIMCO International Dividend Fund

Institutional Class - PVIIX	Class A - PVIAX
Class P - PVIPX	Class C - PVICX
Class D - PVIDX

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2014
Fund Inception (12/15/14)
PIMCO International Dividend Fund Institutional Class	1.58%
PIMCO International Dividend Fund Class P	1.58%
PIMCO International Dividend Fund Class D	1.56%
PIMCO International Dividend Fund Class A	1.56%
PIMCO International Dividend Fund Class A (Adjusted)	-4.00%
PIMCO International Dividend Fund Class C	1.53%
PIMCO International Dividend Fund Class C (Adjusted)	0.53%
MSCI All Country World ex-US Index±	3.23%

All Fund returns are net of fees and expenses.

± The MSCI All Country World ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 22 developed and 23 emerging market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.06% for the Institutional Class shares, 1.16% for the Class P shares, 1.41% for the Class D shares, 1.41% for the Class A shares and 2.16% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Geographic Breakdown1

United Kingdom	19.8%
France	9.1%
United States	8.4%
Japan	8.2%
Australia	6.5%
Hong Kong	5.8%
Italy	5.2%
Netherlands	4.9%
Brazil	4.5%
China	3.7%
South Africa	3.1%
Bermuda	2.1%
Luxembourg	2.0%
Israel	2.0%
Singapore	2.0%
Switzerland	2.0%
Taiwan	2.0%
Germany	1.9%
Spain	1.5%
Turkey	1.5%
Cyprus	0.6%

Portfolio Insights

»

The PIMCO International Dividend Fund seeks to provide current income that exceeds the average yield on international stocks while providing long-term capital appreciation, by investing in an international-focused diversified portfolio of dividend-paying stocks that have an attractive yield, a growing dividend, and long-term capital appreciation. The Fund will invest primarily in equity and equity-related securities that are economically tied to developed and emerging markets outside the United States, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»	The Fund commenced operations on December 15, 2014.

»

Since inception of the Fund through the end of the reporting period, the Fund’s Institutional Class shares returned 1.58% after fees, underperforming its benchmark index, the MSCI All Country World ex-US Index, which returned 3.23%.

»

Over the reporting period, the top three equity contributors to performance were the Fund’s holdings of Golar LNG Partners, ICAP and Regus. The top three equity detractors from performance were the Fund’s holdings of Roche Holding, Nippon Telegraph and Telephone and Li & Fung Limited.

SEMIANNUAL REPORT	DECEMBER 31, 2014	25

PIMCO International Dividend Fund (Cont.)

Sector Breakdown1

Financials	22.6%
Industrials	14.4%
Consumer Discretionary	11.3%
Telecommunication Services	11.2%
Consumer Staples	9.1%
Utilities	8.2%
Health Care	7.5%
Information Technology	6.0%
Energy	4.6%
Materials	1.9%

[1]

% of Investments, at value as of 12/31/2014. Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

26	PIMCO EQUITY SERIES

PIMCO U.S. Dividend Fund

Institutional Class - PVDIX	Class A - PVDAX
Class P - PVDPX	Class C - PVDCX
Class D - PVDDX

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended December 31, 2014
Fund Inception (12/15/14)
PIMCO U.S. Dividend Fund Institutional Class	4.21%
PIMCO U.S. Dividend Fund Class P	4.20%
PIMCO U.S. Dividend Fund Class D	4.19%
PIMCO U.S. Dividend Fund Class A	4.19%
PIMCO U.S. Dividend Fund Class A (Adjusted)	-1.52%
PIMCO U.S. Dividend Fund Class C	4.16%
PIMCO U.S. Dividend Fund Class C (Adjusted)	3.16%
S&P 500 Index±	3.56%

All Fund returns are net of fees and expenses.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, 0.97% for the Institutional Class shares, 1.07% for the Class P shares, 1.32% for the Class D shares, 1.32% for the Class A shares and 2.07% for the Class C Shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Geographic Breakdown1

United States	91.3%
Bermuda	3.2%
Taiwan	1.9%
Luxembourg	1.5%
Switzerland	1.4%

Sector Breakdown1

Financials	23.0%
Information Technology	17.1%
Consumer Discretionary	13.6%
Industrials	11.8%
Materials	11.3%
Utilities	8.0%
Health Care	6.7%
Energy	4.8%
Consumer Staples	3.1%

[1]

% of Investments, at value as of 12/31/2014. Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

Portfolio Insights

»

The PIMCO U.S. Dividend Fund seeks to provide current income that exceeds the average yield on U.S. stocks, while providing long-term capital appreciation by investing in a U.S.-focused diversified portfolio of dividend-paying stocks that have an attractive yield, a growing dividend, and long-term capital appreciation. The Fund will invest primarily in equity and equity-related securities that are economically tied to the United States, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»	The Fund commenced operations on December 15, 2014.

»

Since inception of the Fund through the end of the reporting period, the Fund’s Institutional Class shares returned 4.21% after fees, outperforming its benchmark index, the S&P 500 Index, which returned 3.56%.

»

Over the reporting period, the top three equity contributions to performance were the Fund’s holdings of Golar LNG Partners, General Motors and Corning Incorporated. The top three equity detractors from performance were the Fund’s holdings of One Gas, Roche Holding and Radiant Opto-Electronics Corp.

SEMIANNUAL REPORT	DECEMBER 31, 2014	27

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish the second half of 2014, and we thank you for your investment in the PIMCO EqS Pathfinder Fund® (the “Fund”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market over the past six months, the Fund itself, and our outlook for 2015.

The Last Six Months in Review

The MSCI World Index retreated over the course of the second half of the year due to concerns about: (1) the end of quantitative easing (“QE”) by the U.S. Federal Reserve (“Fed”); (2) slowing global growth, particularly in Europe and China; and (3) the dramatic decline in the price of oil as supply growth, largely due to shale fracking in the U.S., overwhelmed global demand. Although most of the rest of the world is still mired in an anemic, post-financial crisis economic recovery, the economy accelerated in the U.S., corporate earnings advanced and the U.S. equity market rallied. As if on cue, the Fed is slowly beginning to reign in its loose monetary policy, and announced in October that it stopped its bond purchasing program and may be ready to raise interest rates some time in 2015. By contrast, Europe’s economic recovery is faltering; and European Central Bank (“ECB”) president Mario Draghi is contemplating additional stimulus measures. In addition, China’s economy is slowing; and its leaders are also beginning to openly express concern about economic growth.

The price of oil declined significantly from its high in late June, mainly due to increasing supply from shale fracking in the U.S., amid concern that slowing global growth may create a softening in demand. The steep decline in the price of oil also created a sell-off in all energy-related securities, with the energy sector ending the second half of 2014 as the bottom performing sector.

Largely due to its energy-related holdings, the Fund lagged the MSCI World Index. The Fund’s Institutional Class shares declined 7.18% after fees, while the MSCI World Index declined 1.17% over the reporting period.

Pathfinder Fund

We took profits in the second half of 2014 in Japanese holding Komatsu, European companies Rhoen Klinikum and BP, and U.S.-based company 3M. In addition, one of our fish farmers, Cermaq, was taken over by Mitsubishi at a substantial profit. We also took advantage of price volatility to initiate positions in: media providers Comcast and Tribune; Norwegian global oil services company Akastor; toy manufacturer Mattel; commercial printer RR Donnelly; network product manufacturer Belden; and electronics equipment, motion picture/music production, and financial services company Sony. In addition, the Fund invested in Imperial Tobacco’s IPO of its Mediterranean tobacco distribution company, Logista, when the company issued shares in mid-summer. Some of the Fund’s notable performers in the portfolio in the second half of the year included Marine Harvest, Bpost and Microsoft.

Shares of Marine Harvest, the Norwegian fish farmer, rose in price as the company reported strong third quarter revenues and earnings that exceeded its preliminary earnings report. Many analysts raised their price forecasts for the fourth quarter of 2014 through 2016 based upon anticipated modest supply growth and strong demand growth from all regions. Although global supply is estimated to increase 3% next year, per analyst reports, in our view the two most important salmon producers, Norway and Chile, cannot increase their production in the next couple of years. In addition, we believe demand is set to expand by as much as 7%, as consumers seek relatively low cost proteins rich in Omega-3 fatty acids, which may help to lower cholesterol levels.

Bpost shares rose as the company announced third quarter earnings that exceeded analysts’ estimates along with a better than expected mail volume. Bpost also just recently paid a very attractive dividend that equated to an approximate 5.7% dividend yield.

Microsoft shares rose steadily throughout the second half of the year as the decline in business and consumer PC shipments appears to have leveled off, in our view, and healthy enterprise spending, increased momentum in cloud offerings, and the new management team’s cost controls are now all expected to drive improved margins. The company continues to generate a very high level of free cash flow, has nearly $8.00 per share in net cash, and recently increased its dividend by over 10%.

We also had a few stocks in the portfolio that did not perform as we expected and North Atlantic Drilling (“NADL”), Seadrill and Genworth were three of those holdings.

The share prices for both NADL and Seadrill dropped substantially over the course of the second half of the year due to concerns regarding: (1) the supply of oil rigs scheduled to come to market in 2015; (2) the potential pressure on day-rates, given the recent decline in the price of oil; (3) the implications for NADL’s agreement with Russia’s Rosneft, following sanctions from the U.S. that targeted Russia’s energy sector; and (4) the resignation of Tor Olav Troim, a strategic planning executive under billionaire founder and owner, John Fredriksen.

In our view, investors did not distinguish in the selling of shares between the companies that provide older 70’s and 80’s vintage rigs,

28	PIMCO EQUITY SERIES

which are soon to be obsolete, and companies such as Seadrill, which provide new rigs with the most up-to-date technology and environmental protections. We continue to find great value in the shares, as does John Fredriksen, who disclosed that one of his holding companies, Hemen Holdings, had increased its stake in Seadrill by 2 million shares during the share price decline. We continue to hold our shares in both companies and view the energy sector in general as being very undervalued today for those investors with a long-term investment horizon.

The share price of Genworth Financial declined over the course of the second half of the year as it reported disappointing earnings and record losses in the third quarter of 2014 due to the performance of its long-term care and life divisions. Investors are also concerned that the ongoing review of long-term care margins may result in future charges to build reserves. Although we believe there is good value in the business (largely reflecting their global mortgage insurance operations) and the shares, we no longer have the same confidence in management’s ability to deliver on its promise of turning around the long-term care division. Consequently, we have substantially reduced our holding in the shares of Genworth Financial.

Looking Forward

As we approach 2015, we are excited by the opportunities that the more volatile equity markets are providing us. We invest in individual businesses, when we believe it is appropriate to do so, and only when they meet our investment criteria. That is our discipline. We are continuing to find a number of new attractive investments, as noted in the first paragraph of the portfolio section of this letter, in U.S.-based global media companies, U.S.- and Japan-based consumer discretionary firms, and beaten-down and out-of-favor energy-related businesses. With exceptionally low interest rates, high corporate cash balances, and willing capital markets, we also expect that mergers and reorganizations will continue at a healthy pace in the coming year.

We are privileged to have the opportunity to manage your capital, and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

Top 10 Holdings1

Marine Harvest ASA	3.7%
Microsoft Corp.	3.4%
Lorillard, Inc.	3.3%
Berkshire Hathaway, Inc. ‘B’	3.3%
Reckitt Benckiser Group PLC	3.2%
British American Tobacco PLC	3.2%
Imperial Tobacco Group PLC	3.1%
AIA Group Ltd.	3.1%
bpost S.A.	2.6%
Reynolds American, Inc.	2.2%

Geographic Breakdown1

United States	38.7%
United Kingdom	11.6%
France	6.2%
Norway	5.3%
Hong Kong	5.0%
Netherlands	4.6%
Switzerland	3.8%
Japan	3.8%
Singapore	3.3%
Belgium	2.6%
Sweden	2.0%
Denmark	1.6%
Faroe Islands	0.9%
Australia	0.9%
South Korea	0.8%
Bermuda	0.8%
Canada	0.7%
Spain	0.5%

SEMIANNUAL REPORT	DECEMBER 31, 2014	29

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund® (Cont.)

Sector Breakdown1

Consumer Staples	29.1%
Financials	17.7%
Industrials	13.2%
Information Technology	11.6%
Consumer Discretionary	9.7%
Energy	7.2%
Health Care	4.5%
Materials	0.2%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

30	PIMCO EQUITY SERIES

PIMCO EqS Pathfinder Fund®

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Cumulative Returns Through December 31, 2014

Average Annual Total Return for the period ended December 31, 2014
	6 Months*	1 Year	Fund Inception (04/14/10)
PIMCO EqS Pathfinder Fund® Institutional Class	-7.18%	1.04%	6.00%
PIMCO EqS Pathfinder Fund® Class P	-7.20%	0.96%	5.89%
PIMCO EqS Pathfinder Fund® Class D	-7.38%	0.73%	5.61%
PIMCO EqS Pathfinder Fund® Class A	-7.33%	0.68%	5.62%
PIMCO EqS Pathfinder Fund® Class A (adjusted)	-12.42%	-4.86%	4.36%
PIMCO EqS Pathfinder Fund® Class C	-7.70%	-0.05%	4.87%
PIMCO EqS Pathfinder Fund® Class C (adjusted)	-8.40%	-0.81%	4.87%
PIMCO EqS Pathfinder Fund® Class R	-7.46%	0.47%	5.31%
MSCI World Index±	-1.17%	4.94%	9.35%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.05% for the Institutional Class shares, 1.15% for the Class P shares, 1.40% for the Class D shares, 1.40% for the Class A shares, 2.15% for the Class C shares and 1.65% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS Pathfinder Fund® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	The Fund’s Institutional Class shares returned -7.18% after fees, and the Fund’s benchmark index, the MSCI World Index, returned -1.17% during the reporting period.

»

Security selection in the Energy, Healthcare, and Information Technology sectors detracted from performance over the reporting period. The Fund’s underweight to the Materials sector along with an overweight to the Consumer Staples sector benefited returns. In addition, a modest holding of cash and cash-related securities also contributed to returns.

»	Holdings in Marine Harvest, Bpost and Berkshire Hathaway contributed to performance as prices on these securities appreciated during the reporting period.

»	Holdings in North Atlantic Drilling, Seadrill, and Genworth Financial detracted from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Fund held approximately 91% in equities we believe are undervalued, approximately 6% (on the long side only) in merger arbitrage investments, and held the balance of the portfolio in cash and currency hedges.

SEMIANNUAL REPORT	DECEMBER 31, 2014	31

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2014 to December 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Balanced Income Fund
Institutional Class	$1,000.00	$994.60	$3.79	$1,000.00	$1,021.54	$3.84	0.75%
Class P	1,000.00	994.10	4.30	1,000.00	1,021.03	4.35	0.85
Class D	1,000.00	992.90	5.56	1,000.00	1,019.77	5.63	1.10
Class A	1,000.00	992.90	5.56	1,000.00	1,019.77	5.63	1.10
Class C	1,000.00	989.10	9.33	1,000.00	1,015.97	9.45	1.85
PIMCO Dividend and Income Builder Fund
Institutional Class	$1,000.00	$981.10	$4.17	$1,000.00	$1,021.14	$4.25	0.83%
Class P	1,000.00	979.90	4.67	1,000.00	1,020.63	4.76	0.93
Class D	1,000.00	978.60	5.92	1,000.00	1,019.36	6.04	1.18
Class A	1,000.00	978.60	5.92	1,000.00	1,019.36	6.04	1.18
Class C	1,000.00	974.80	9.66	1,000.00	1,015.56	9.86	1.93
Class R	1,000.00	978.10	7.17	1,000.00	1,018.09	7.31	1.43
PIMCO Emerging Multi-Asset Fund
Institutional Class	$1,000.00	$926.00	$1.37	$1,000.00	$1,023.92	$1.44	0.28%
Class P	1,000.00	926.20	1.86	1,000.00	1,023.42	1.95	0.38
Administrative Class	1,000.00	925.50	2.59	1,000.00	1,022.66	2.72	0.53
Class D	1,000.00	924.50	3.07	1,000.00	1,022.15	3.23	0.63
Class A	1,000.00	925.40	3.07	1,000.00	1,022.15	3.23	0.63
Class C	1,000.00	921.40	6.72	1,000.00	1,018.35	7.06	1.38
Class R	1,000.00	923.40	4.29	1,000.00	1,020.88	4.51	0.88

32	PIMCO EQUITY SERIES

(Unaudited)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Global Dividend Fund
Institutional Class	$1,000.00	$974.70	$4.15	$1,000.00	$1,021.14	$4.25	0.83%
Class P	1,000.00	973.40	4.65	1,000.00	1,020.63	4.76	0.93
Class D	1,000.00	972.80	5.90	1,000.00	1,019.36	6.04	1.18
Class A	1,000.00	972.10	5.90	1,000.00	1,019.36	6.04	1.18
Class C	1,000.00	968.70	9.63	1,000.00	1,015.56	9.86	1.93
Class R	1,000.00	970.70	7.14	1,000.00	1,018.09	7.31	1.43
PIMCO EqS® Emerging Markets Fund
Institutional Class	$1,000.00	$941.40	$6.20	$1,000.00	$1,018.96	$6.45	1.26%
Class P	1,000.00	941.20	6.69	1,000.00	1,018.45	6.96	1.36
Administrative Class	1,000.00	941.10	7.43	1,000.00	1,017.69	7.72	1.51
Class D	1,000.00	940.80	7.92	1,000.00	1,017.18	8.23	1.61
Class A	1,000.00	939.70	7.91	1,000.00	1,017.18	8.23	1.61
Class C	1,000.00	936.30	11.58	1,000.00	1,013.38	12.04	2.36
Class R	1,000.00	938.30	9.14	1,000.00	1,015.92	9.50	1.86
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$986.20	$8.86	$1,000.00	$1,016.42	$8.99	1.76%
Class P	1,000.00	986.10	9.36	1,000.00	1,015.92	9.50	1.86
Class D	1,000.00	984.40	10.61	1,000.00	1,014.65	10.77	2.11
Class A	1,000.00	984.40	10.61	1,000.00	1,014.65	10.77	2.11
Class C	1,000.00	980.70	14.41	1,000.00	1,010.80	14.63	2.87
PIMCO International Dividend Fund(a)
Institutional Class	$1,000.00	$1,015.80	$0.39	$1,000.00	$1,021.14	$4.25	0.83%
Class P	1,000.00	1,015.80	0.44	1,000.00	1,020.63	4.76	0.93
Class D	1,000.00	1,015.60	0.55	1,000.00	1,019.36	6.04	1.18
Class A	1,000.00	1,015.60	0.55	1,000.00	1,019.36	6.04	1.18
Class C	1,000.00	1,015.30	0.91	1,000.00	1,015.56	9.86	1.93
PIMCO U.S. Dividend Fund(a)
Institutional Class	$1,000.00	$1,042.10	$0.35	$1,000.00	$1,021.59	$3.79	0.74%
Class P	1,000.00	1,042.00	0.40	1,000.00	1,021.08	4.30	0.84
Class D	1,000.00	1,041.90	0.52	1,000.00	1,019.82	5.58	1.09
Class A	1,000.00	1,041.90	0.52	1,000.00	1,019.82	5.58	1.09
Class C	1,000.00	1,041.60	0.87	1,000.00	1,016.02	9.40	1.84
PIMCO EqS Pathfinder Fund®
Institutional Class	$1,000.00	$928.20	$4.40	$1,000.00	$1,020.78	$4.61	0.90%
Class P	1,000.00	928.00	4.89	1,000.00	1,020.27	5.12	1.00
Class D	1,000.00	926.20	6.10	1,000.00	1,019.01	6.40	1.25
Class A	1,000.00	926.70	6.10	1,000.00	1,019.01	6.40	1.25
Class C	1,000.00	923.00	9.75	1,000.00	1,015.21	10.21	2.00
Class R	1,000.00	925.40	7.32	1,000.00	1,017.74	7.67	1.50

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/15/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 17/365 for the Class shares of the PIMCO International Dividend Fund and PIMCO U.S. Dividend Fund (to reflect the period since the inception date of 12/15/14). Hypothetical expenses reflect an amount as if the Class had been operational for the entire fiscal year.

SEMIANNUAL REPORT	DECEMBER 31, 2014	33

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Balanced Income Fund
Institutional Class
07/01/2014 - 12/31/2014+	$10.24	$0.15	$(0.20)	$(0.05)	$(0.19)	$(0.01)	$(0.20)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.08)	0.00	(0.08)
Class P
07/01/2014 - 12/31/2014+	10.24	0.16	(0.22)	(0.06)	(0.18)	(0.01)	(0.19)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.08)	0.00	(0.08)
Class D
07/01/2014 - 12/31/2014+	10.25	0.13	(0.20)	(0.07)	(0.17)	(0.01)	(0.18)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.07)	0.00	(0.07)
Class A
07/01/2014 - 12/31/2014+	10.25	0.14	(0.21)	(0.07)	(0.17)	(0.01)	(0.18)
03/31/2014 - 06/30/2014	10.00	0.08	0.24	0.32	(0.07)	0.00	(0.07)
Class C
07/01/2014 - 12/31/2014+	10.25	0.10	(0.21)	(0.11)	(0.13)	(0.01)	(0.14)
03/31/2014 - 06/30/2014	10.00	0.07	0.23	0.30	(0.05)	0.00	(0.05)

PIMCO Dividend and Income Builder Fund
Institutional Class
07/01/2014 - 12/31/2014+	$13.12	$0.18	$(0.43)	$(0.25)	$(0.20)	$(0.34)	$(0.54)
06/30/2014	11.60	0.44	1.54	1.98	(0.46)	0.00	(0.46)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	(0.44)
12/14/2011 - 06/30/2012	10.00	0.25	0.47	0.72	(0.25)	0.00	(0.25)
Class P
07/01/2014 - 12/31/2014+	13.13	0.17	(0.44)	(0.27)	(0.19)	(0.34)	(0.53)
06/30/2014	11.62	0.44	1.52	1.96	(0.45)	0.00	(0.45)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	(0.43)
12/14/2011 - 06/30/2012	10.00	0.30	0.42	0.72	(0.24)	0.00	(0.24)
Class D
07/01/2014 - 12/31/2014+	13.12	0.16	(0.44)	(0.28)	(0.18)	(0.34)	(0.52)
06/30/2014	11.61	0.40	1.53	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class A
07/01/2014 - 12/31/2014+	13.12	0.15	(0.43)	(0.28)	(0.18)	(0.34)	(0.52)
06/30/2014	11.61	0.42	1.51	1.93	(0.42)	0.00	(0.42)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class C
07/01/2014 - 12/31/2014+	13.10	0.11	(0.44)	(0.33)	(0.13)	(0.34)	(0.47)
06/30/2014	11.59	0.33	1.51	1.84	(0.33)	0.00	(0.33)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	(0.33)
12/14/2011 - 06/30/2012	10.00	0.24	0.41	0.65	(0.19)	0.00	(0.19)
Class R
07/01/2014 - 12/31/2014+	13.12	0.14	(0.43)	(0.29)	(0.16)	(0.34)	(0.50)
06/30/2014	11.61	0.38	1.52	1.90	(0.39)	0.00	(0.39)
06/30/2013	10.47	0.36	1.16	1.52	(0.36)	(0.02)	(0.38)
12/14/2011 - 06/30/2012	10.00	0.25	0.43	0.68	(0.21)	0.00	(0.21)

PIMCO Emerging Multi-Asset Fund
Institutional Class
07/01/2014 - 12/31/2014+	$9.11	$0.10	$(0.77)	$(0.67)	$(0.38)	$0.00	$(0.38)
06/30/2014	8.60	0.18	0.48	0.66	(0.15)	0.00	(0.15)
06/30/2013	8.71	0.24	(0.08)	0.16	(0.27)	0.00	(0.27)
06/30/2012	9.89	0.14	(1.27)	(1.13)	(0.05)	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02	(0.13)	(0.11)	0.00	0.00	0.00

Please see footnotes on page 42.

34	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.99	(0.54)%	$6,683	0.75	%*	0.91	%*	0.75	%*	0.91	%*	2.93	%*	25%
10.24	3.20	6,284	0.75	*	4.52	*	0.75	*	4.52	*	3.20	*	6

9.99	(0.59)	124	0.85	*	1.01	*	0.85	*	1.01	*	3.11	*	25
10.24	3.18	11	0.85	*	4.62	*	0.85	*	4.62	*	3.03	*	6

10.00	(0.71)	216	1.10	*	1.26	*	1.10	*	1.26	*	2.53	*	25
10.25	3.21	45	1.10	*	4.87	*	1.10	*	4.87	*	3.11	*	6

10.00	(0.71)	1,683	1.10	*	1.26	*	1.10	*	1.26	*	2.76	*	25
10.25	3.21	319	1.10	*	4.87	*	1.10	*	4.87	*	3.14	*	6

10.00	(1.09)	2,724	1.85	*	2.01	*	1.85	*	2.01	*	1.97	*	25
10.25	3.03	461	1.85	*	5.62	*	1.85	*	5.62	*	2.87	*	6

$12.33	(1.89)%	$64,443	0.83	%*	1.00	%*	0.83	%*	1.00	%*	2.77	%*	36%
13.12	17.23	90,408	0.84		1.00		0.84		1.00		3.56		79
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66		75
10.47	7.17	11,170	0.83	*	1.57	*	0.83	*	1.57	*	4.35	*	28

12.33	(2.01)	166,200	0.93	*	1.10	*	0.93	*	1.10	*	2.65	*	36
13.13	17.05	158,122	0.94		1.10		0.94		1.10		3.53		79
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62		75
10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28	*	28

12.32	(2.14)	27,154	1.18	*	1.35	*	1.18	*	1.35	*	2.41	*	36
13.12	16.78	32,523	1.19		1.35		1.19		1.35		3.19		79
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00		75
10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52	*	28

12.32	(2.14)	275,659	1.18	*	1.35	*	1.18	*	1.35	*	2.40	*	36
13.12	16.78	320,719	1.19		1.35		1.19		1.35		3.34		79
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18		75
10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62	*	28

12.30	(2.52)	327,560	1.93	*	2.10	*	1.93	*	2.10	*	1.65	*	36
13.10	15.97	353,287	1.94		2.10		1.94		2.10		2.67		79
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42		75
10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27	*	28

12.33	(2.19)	385	1.43	*	1.60	*	1.43	*	1.60	*	2.17	*	36
13.12	16.50	459	1.44		1.60		1.44		1.60		3.03		79
11.61	14.66	217	1.43		1.60		1.43		1.60		3.24		75
10.47	6.84	415	1.43	*	2.32	*	1.43	*	2.32	*	4.30	*	28

$8.06	(7.40)%	$17,956	0.28	%*	1.35	%*	0.28	%*	1.35	%*	2.13	%*	7%
9.11	7.73	20,927	0.28		1.36		0.28		1.36		2.11		20
8.60	1.60	36,051	0.35		1.36		0.35		1.36		2.62		53
8.71	(11.45)	29,987	0.53		1.38		0.53		1.38		1.62		41
9.89	(1.10)	9,755	0.53	*	6.96	*	0.53	*	6.96	*	1.13	*	0

Please see footnotes on page 42.

SEMIANNUAL REPORT	DECEMBER 31, 2014	35

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Emerging Multi-Asset Fund (Cont.)
Class P
07/01/2014 - 12/31/2014+	$9.08	$0.09		$(0.76)	$(0.67)	$(0.37)	$0.00	$(0.37)
06/30/2014	8.58	0.17		0.48	0.65	(0.15)	0.00	(0.15)
06/30/2013	8.69	0.24		(0.09)	0.15	(0.26)	0.00	(0.26)
06/30/2012	9.90	0.15		(1.31)	(1.16)	(0.05)	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02		(0.12)	(0.10)	0.00	0.00	0.00
Administrative Class
07/01/2014 - 12/31/2014+	9.03	0.08		(0.75)	(0.67)	(0.36)	0.00	(0.36)
06/30/2014	8.55	0.19		0.43	0.62	(0.14)	0.00	(0.14)
06/30/2013	8.69	0.15		(0.01)	0.14	(0.28)	0.00	(0.28)
06/30/2012	9.89	0.12		(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/19/2011 - 06/30/2011	10.02	0.02		(0.15)	(0.13)	0.00	0.00	0.00
Class D
07/01/2014 - 12/31/2014+	9.07	0.08		(0.76)	(0.68)	(0.35)	0.00	(0.35)
06/30/2014	8.57	0.15		0.48	0.63	(0.13)	0.00	(0.13)
06/30/2013	8.70	0.20		(0.08)	0.12	(0.25)	0.00	(0.25)
06/30/2012	9.89	0.11		(1.27)	(1.16)	(0.03)	0.00	(0.03)
04/12/2011 - 06/30/2011	10.00	0.02		(0.13)	(0.11)	0.00	0.00	0.00
Class A
07/01/2014 - 12/31/2014+	9.04	0.08		(0.75)	(0.67)	(0.36)	0.00	(0.36)
06/30/2014	8.54	0.15		0.48	0.63	(0.13)	0.00	(0.13)
06/30/2013	8.68	0.23		(0.12)	0.11	(0.25)	0.00	(0.25)
06/30/2012	9.88	0.12		(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/12/2011 - 06/30/2011	10.00	0.02		(0.14)	(0.12)	0.00	0.00	0.00
Class C
07/01/2014 - 12/31/2014+	8.91	0.04		(0.74)	(0.70)	(0.32)	0.00	(0.32)
06/30/2014	8.46	0.08		0.47	0.55	(0.10)	0.00	(0.10)
06/30/2013	8.62	0.15		(0.09)	0.06	(0.22)	0.00	(0.22)
06/30/2012	9.88	0.05		(1.29)	(1.24)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.00	^	(0.12)	(0.12)	0.00	0.00	0.00
Class R
07/01/2014 - 12/31/2014+	8.99	0.07		(0.76)	(0.69)	(0.35)	0.00	(0.35)
06/30/2014	8.51	0.14		0.46	0.60	(0.12)	0.00	(0.12)
06/30/2013	8.68	0.23		(0.13)	0.10	(0.27)	0.00	(0.27)
06/30/2012	9.88	0.09		(1.27)	(1.18)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.01		(0.13)	(0.12)	0.00	0.00	0.00

PIMCO Global Dividend Fund
Institutional Class
07/01/2014 - 12/31/2014+	$12.81	$0.15		$(0.49)	$(0.34)	$(0.20)	$(5.03)	$(5.23)
06/30/2014	11.87	0.39		1.65	2.04	(0.48)	(0.62)	(1.10)
06/30/2013	10.47	0.43		1.37	1.80	(0.37)	(0.03)	(0.40)
12/14/2011 - 06/30/2012	10.00	0.28		0.42	0.70	(0.23)	0.00	(0.23)
Class P
07/01/2014 - 12/31/2014+	12.82	0.13		(0.49)	(0.36)	(0.19)	(5.03)	(5.22)
06/30/2014	11.88	0.42		1.61	2.03	(0.47)	(0.62)	(1.09)
06/30/2013	10.48	0.47		1.32	1.79	(0.36)	(0.03)	(0.39)
12/14/2011 - 06/30/2012	10.00	0.29		0.41	0.70	(0.22)	0.00	(0.22)
Class D
07/01/2014 - 12/31/2014+	12.81	0.12		(0.48)	(0.36)	(0.18)	(5.03)	(5.21)
06/30/2014	11.87	0.39		1.61	2.00	(0.44)	(0.62)	(1.06)
06/30/2013	10.48	0.40		1.36	1.76	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.30		0.39	0.69	(0.21)	0.00	(0.21)
Class A
07/01/2014 - 12/31/2014+	12.82	0.12		(0.49)	(0.37)	(0.18)	(5.03)	(5.21)
06/30/2014	11.88	0.39		1.61	2.00	(0.44)	(0.62)	(1.06)
06/30/2013	10.48	0.42		1.35	1.77	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.27		0.42	0.69	(0.21)	0.00	(0.21)

Please see footnotes on page 42.

36	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$8.04	(7.38)%	$1,310	0.38	%*	1.45	%*	0.38	%*	1.45	%*	2.05	%*	7%
9.08	7.61	1,580	0.38		1.46		0.38		1.46		1.92		20
8.58	1.53	1,998	0.45		1.46		0.45		1.46		2.62		53
8.69	(11.69)	2,019	0.63		1.48		0.63		1.48		1.71		41
9.90	(1.00)	74	0.63	*	17.34	*	0.63	*	17.34	*	0.96	*	0

8.00	(7.45)	11	0.53	*	1.60	*	0.53	*	1.60	*	1.81	*	7
9.03	7.31	23	0.53		1.61		0.53		1.61		2.13		20
8.55	1.35	2,051	0.60		1.61		0.60		1.61		1.60		53
8.69	(11.75)	28	0.78		1.63		0.78		1.63		1.36		41
9.89	(1.30)	10	0.78	*	6.47	*	0.78	*	6.47	*	0.88	*	0

8.04	(7.55)	966	0.63	*	1.70	*	0.63	*	1.70	*	1.69	*	7
9.07	7.46	2,466	0.63		1.71		0.63		1.71		1.78		20
8.57	1.17	5,669	0.70		1.71		0.70		1.71		2.23		53
8.70	(11.77)	4,912	0.88		1.73		0.88		1.73		1.20		41
9.89	(1.10)	2,745	0.88	*	8.20	*	0.88	*	8.20	*	0.81	*	0

8.01	(7.46)	5,045	0.63	*	1.70	*	0.63	*	1.70	*	1.74	*	7
9.04	7.49	7,874	0.63		1.71		0.63		1.71		1.70		20
8.54	1.12	12,333	0.70		1.71		0.70		1.71		2.46		53
8.68	(11.72)	10,147	0.88		1.73		0.88		1.73		1.32		41
9.88	(1.20)	1,801	0.88	*	9.28	*	0.88	*	9.28	*	0.82	*	0

7.89	(7.86)	2,713	1.38	*	2.45	*	1.38	*	2.45	*	1.01	*	7
8.91	6.56	3,799	1.38		2.46		1.38		2.46		0.96		20
8.46	0.56	5,101	1.45		2.46		1.45		2.46		1.68		53
8.62	(12.51)	3,868	1.63		2.48		1.63		2.48		0.57		41
9.88	(1.20)	649	1.63	*	9.73	*	1.63	*	9.73	*	0.08	*	0

7.95	(7.66)	9	0.88	*	1.95	*	0.88	*	1.95	*	1.54	*	7
8.99	7.17	9	0.88		1.96		0.88		1.96		1.61		20
8.51	0.96	30	0.95		1.96		0.95		1.96		2.47		53
8.68	(11.98)	9	1.13		1.98		1.13		1.98		0.99		41
9.88	(1.20)	10	1.13	*	6.40	*	1.13	*	6.40	*	0.50	*	0

$7.24	(2.53)%	$55,091	0.83	%*	0.99	%*	0.83	%*	0.99	%*	2.52	%*	42%
12.81	17.91	302,088	0.84		1.00		0.84		1.00		3.20		95
11.87	17.32	579,198	0.83		1.00		0.83		1.00		3.74		108
10.47	6.95	315,513	0.83	*	1.20	*	0.83	*	1.20	*	4.98	*	21

7.24	(2.66)	4,034	0.93	*	1.09	*	0.93	*	1.09	*	2.26	*	42
12.82	17.84	3,652	0.94		1.10		0.94		1.10		3.38		95
11.88	17.21	1,435	0.93		1.10		0.93		1.10		3.98		108
10.48	7.00	71	0.93	*	1.33	*	0.93	*	1.33	*	5.11	*	21

7.24	(2.72)	2,675	1.18	*	1.34	*	1.18	*	1.34	*	2.00	*	42
12.81	17.57	7,709	1.19		1.35		1.19		1.35		3.17		95
11.87	16.85	7,801	1.18		1.35		1.18		1.35		3.41		108
10.48	6.86	1,251	1.18	*	1.67	*	1.18	*	1.67	*	5.25	*	21

7.24	(2.79)	40,346	1.18	*	1.34	*	1.18	*	1.34	*	2.01	*	42
12.82	17.56	59,540	1.19		1.35		1.19		1.35		3.14		95
11.88	16.95	27,729	1.18		1.35		1.18		1.35		3.63		108
10.48	6.86	2,529	1.18	*	1.51	*	1.18	*	1.51	*	4.74	*	21

Please see footnotes on page 42.

SEMIANNUAL REPORT	DECEMBER 31, 2014	37

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Global Dividend Fund (Cont.)
Class C
07/01/2014 - 12/31/2014+	$12.77	$0.07	$(0.48)	$(0.41)	$(0.13)	$(5.03)	$(5.16)
06/30/2014	11.84	0.30	1.60	1.90	(0.35)	(0.62)	(0.97)
06/30/2013	10.45	0.36	1.32	1.68	(0.26)	(0.03)	(0.29)
12/14/2011 - 06/30/2012	10.00	0.23	0.39	0.62	(0.17)	0.00	(0.17)
Class R
07/01/2014 - 12/31/2014+	12.81	0.10	(0.49)	(0.39)	(0.16)	(5.03)	(5.19)
06/30/2014	11.87	0.38	1.59	1.97	(0.41)	(0.62)	(1.03)
06/30/2013	10.47	0.36	1.38	1.74	(0.31)	(0.03)	(0.34)
12/14/2011 - 06/30/2012	10.00	0.18	0.48	0.66	(0.19)	0.00	(0.19)

PIMCO EqS® Emerging Markets Fund
Institutional Class
07/01/2014 - 12/31/2014+	$9.05	$0.04	$(0.57)	$(0.53)	$0.00	$0.00	$0.00
06/30/2014	8.26	0.04	0.75	0.79	0.00	0.00	0.00
06/30/2013	7.97	0.13	0.25	0.38	(0.09)	0.00	(0.09)
06/30/2012	10.19	0.08	(2.27)	(2.19)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.05	0.14	0.19	0.00	0.00	0.00
Class P
07/01/2014 - 12/31/2014+	9.02	0.02	(0.55)	(0.53)	0.00	0.00	0.00
06/30/2014	8.24	(0.00)^	0.78	0.78	0.00	0.00	0.00
06/30/2013	7.97	0.33	0.03	0.36	(0.09)	0.00	(0.09)
06/30/2012	10.19	0.06	(2.25)	(2.19)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.04	0.15	0.19	0.00	0.00	0.00
Administrative Class
07/01/2014 - 12/31/2014+	9.00	0.03	(0.56)	(0.53)	0.00	0.00	0.00
06/30/2014	8.23	(0.02)	0.79	0.77	0.00	0.00	0.00
06/30/2013	7.96	0.11	0.24	0.35	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.06	(2.27)	(2.21)	(0.00)^	(0.01)	(0.01)
04/19/2011 - 06/30/2011	10.51	0.04	(0.37)	(0.33)	0.00	0.00	0.00
Class D
07/01/2014 - 12/31/2014+	8.95	0.03	(0.56)	(0.53)	0.00	0.00	0.00
06/30/2014	8.20	0.03	0.72	0.75	0.00	0.00	0.00
06/30/2013	7.93	0.09	0.26	0.35	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.00 ^	(2.22)	(2.22)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00
Class A
07/01/2014 - 12/31/2014+	8.96	0.03	(0.57)	(0.54)	0.00	0.00	0.00
06/30/2014	8.20	0.05	0.71	0.76	0.00	0.00	0.00
06/30/2013	7.94	0.13	0.21	0.34	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.08	(2.31)	(2.23)	(0.00)^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.05	0.13	0.18	0.00	0.00	0.00
Class C
07/01/2014 - 12/31/2014+	8.79	(0.01)	(0.55)	(0.56)	0.00	0.00	0.00
06/30/2014	8.11	(0.01)	0.69	0.68	0.00	0.00	0.00
06/30/2013	7.88	0.07	0.21	0.28	(0.05)	0.00	(0.05)
06/30/2012	10.17	0.01	(2.29)	(2.28)	(0.00)^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.03	0.14	0.17	0.00	0.00	0.00
Class R
07/01/2014 - 12/31/2014+	8.92	0.01	(0.56)	(0.55)	0.00	0.00	0.00
06/30/2014	8.19	(0.02)	0.75	0.73	0.00	0.00	0.00
06/30/2013	7.93	0.08	0.24	0.32	(0.06)	0.00	(0.06)
06/30/2012	10.18	0.01	(2.25)	(2.24)	(0.00)^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00

Please see footnotes on page 42.

38	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.20	(3.13)%	$29,361	1.93	%*	2.09	%*	1.93	%*	2.09	%*	1.28	%*	42%
12.77	16.69	39,359	1.94		2.10		1.94		2.10		2.45		95
11.84	16.14	14,150	1.93		2.10		1.93		2.10		3.05		108
10.45	6.19	1,275	1.93	*	2.26	*	1.93	*	2.26	*	4.11	*	21

7.23	(2.93)	127	1.43	*	1.59	*	1.43	*	1.59	*	1.76	*	42
12.81	17.29	192	1.44		1.60		1.44		1.60		3.08		95
11.87	16.71	100	1.43		1.60		1.43		1.60		3.05		108
10.47	6.63	11	1.43	*	1.67	*	1.43	*	1.67	*	3.24	*	21

$8.52	(5.86)%	$98,189	1.26	%*	1.47	%*	1.25	%*	1.46	%*	0.93	%*	47%
9.05	9.56	108,018	1.26		1.46		1.26		1.46		0.50		77
8.26	4.68	496,172	1.26		1.46		1.26		1.46		1.46		85
7.97	(21.51)	514,884	1.25		1.46		1.25		1.45		0.94		92
10.19	1.90	353,099	1.25	*	1.62	*	1.25	*	1.62	*	1.77	*	41

8.49	(5.88)	151	1.36	*	1.57	*	1.35	*	1.56	*	0.52	*	47
9.02	9.47	70	1.36		1.56		1.36		1.56		(0.00	)†	77
8.24	4.46	7,615	1.36		1.56		1.36		1.56		3.81		85
7.97	(21.52)	63	1.35		1.56		1.35		1.55		0.68		92
10.19	1.90	37	1.35	*	1.94	*	1.35	*	1.94	*	1.42	*	41

8.47	(5.89)	3	1.51	*	1.72	*	1.50	*	1.71	*	0.73	*	47
9.00	9.36	3	1.51		1.71		1.51		1.71		(0.20)		77
8.23	4.36	42	1.51		1.71		1.51		1.71		1.32		85
7.96	(21.72)	34	1.50		1.72		1.50		1.72		0.74		92
10.18	(3.14)	10	1.50	*	1.90	*	1.50	*	1.90	*	1.72	*	41

8.42	(5.92)	752	1.61	*	1.82	*	1.60	*	1.81	*	0.60	*	47
8.95	9.15	827	1.61		1.81		1.61		1.81		0.32		77
8.20	4.31	1,097	1.61		1.81		1.61		1.81		0.99		85
7.93	(21.83)	989	1.60		1.82		1.60		1.81		(0.02)		92
10.18	1.80	1,080	1.60	*	2.11	*	1.60	*	2.11	*	1.98	*	41

8.42	(6.03)	4,704	1.61	*	1.82	*	1.60	*	1.81	*	0.65	*	47
8.96	9.27	6,393	1.61		1.81		1.61		1.81		0.61		77
8.20	4.23	4,324	1.61		1.81		1.61		1.81		1.51		85
7.94	(21.89)	2,469	1.60		1.81		1.60		1.80		0.90		92
10.18	1.80	764	1.60	*	2.02	*	1.60	*	2.02	*	1.89	*	41

8.23	(6.37)	1,733	2.36	*	2.57	*	2.35	*	2.56	*	(0.16	)*	47
8.79	8.38	2,028	2.36		2.56		2.36		2.56		(0.12)		77
8.11	3.54	1,371	2.36		2.56		2.36		2.56		0.83		85
7.88	(22.43)	675	2.35		2.57		2.35		2.56		0.12		92
10.17	1.70	98	2.35	*	2.80	*	2.35	*	2.80	*	0.98	*	41

8.37	(6.17)	10	1.86	*	2.07	*	1.85	*	2.06	*	0.29	*	47
8.92	8.91	10	1.86		2.06		1.86		2.06		(0.20)		77
8.19	4.04	25	1.86		2.06		1.86		2.06		0.92		85
7.93	(22.01)	24	1.85		2.07		1.85		2.06		0.06		92
10.18	1.80	39	1.85	*	2.34	*	1.85	*	2.34	*	1.97	*	41

Please see footnotes on page 42.

SEMIANNUAL REPORT	DECEMBER 31, 2014	39

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EqS® Long/Short Fund
Institutional Class
07/01/2014 - 12/31/2014+	$11.92	$0.07	$(0.24)	$(0.17)	$0.00	$(0.05)	$(0.05)
06/30/2014	11.09	(0.10)	1.60	1.50	(0.06)	(0.61)	(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	(0.04)
04/20/2012 - 06/30/2012	10.00	(0.02)	(0.27)	(0.29)	0.00	0.00	0.00
Class P
07/01/2014 - 12/31/2014+	11.88	0.06	(0.23)	(0.17)	0.00	(0.05)	(0.05)
06/30/2014	11.08	(0.08)	1.56	1.48	(0.07)	(0.61)	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	(0.04)
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00
Class D
07/01/2014 - 12/31/2014+	11.84	0.04	(0.23)	(0.19)	0.00	(0.05)	(0.05)
06/30/2014	11.06	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	(0.02)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class A
07/01/2014 - 12/31/2014+	11.83	0.04	(0.23)	(0.19)	0.00	(0.05)	(0.05)
06/30/2014	11.05	(0.12)	1.57	1.45	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	0.00 ^	1.38	1.38	(0.03)	0.00	(0.03)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class C
07/01/2014 - 12/31/2014+	11.67	(0.00)^	(0.23)	(0.23)	0.00	(0.05)	(0.05)
06/30/2014	10.98	(0.20)	1.55	1.35	(0.05)	(0.61)	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	(0.01)
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00

PIMCO International Dividend Fund
Institutional Class
12/15/2014 - 12/31/2014+	$10.00	$0.00 ^	$0.16	$0.16	$(0.01)	$0.00	$(0.01)
Class P
12/15/2014 - 12/31/2014+	10.00	0.00 ^	0.16	0.16	(0.01)	0.00	(0.01)
Class D
12/15/2014 - 12/31/2014+	10.00	0.00 ^	0.16	0.16	(0.01)	0.00	(0.01)
Class A
12/15/2014 - 12/31/2014+	10.00	0.00 ^	0.16	0.16	(0.01)	0.00	(0.01)
Class C
12/15/2014 - 12/31/2014+	10.00	(0.00)^	0.15	0.15	(0.00)^	0.00	(0.00)^

PIMCO U.S. Dividend Fund
Institutional Class
12/15/2014 - 12/31/2014+	$10.00	$0.02	$0.40	$0.42	$(0.02)	$0.00	$(0.02)
Class P
12/15/2014 - 12/31/2014+	10.00	0.02	0.40	0.42	(0.02)	0.00	(0.02)
Class D
12/15/2014 - 12/31/2014+	10.00	0.02	0.40	0.42	(0.02)	0.00	(0.02)
Class A
12/15/2014 - 12/31/2014+	10.00	0.02	0.40	0.42	(0.02)	0.00	(0.02)
Class C
12/15/2014 - 12/31/2014+	10.00	0.01	0.41	0.42	(0.02)	0.00	(0.02)

PIMCO EqS Pathfinder Fund® (Consolidated)
Institutional Class
07/01/2014 - 12/31/2014+	$13.03	$0.09	$(1.04)	$(0.95)	$(0.23)	$(2.60)	$(2.83)
06/30/2014	10.82	0.23	2.39	2.62	(0.18)	(0.23)	(0.41)
06/30/2013	10.11	0.25	0.77	1.02	(0.31)	0.00	(0.31)
06/30/2012	10.65	0.18	(0.62)	(0.44)	(0.07)	(0.03)	(0.10)
06/30/2011	9.23	0.19	1.34	1.53	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07	(0.84)	(0.77)	0.00	0.00	0.00

Please see footnotes on page 42.

40	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$11.70	(1.38)%	$406,087	1.76	%*	1.77	%*	1.49	%*	1.50	%*	1.12	%*	167%
11.92	13.59	545,346	2.02		2.04		1.48		1.50		(0.82)		522
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45		528
9.71	(2.90)	212,229	1.52	*	2.41	*	1.40	*	2.29	*	(1.30	)*	113

11.66	(1.39)	234,509	1.86	*	1.87	*	1.59	*	1.60	*	1.05	*	167
11.88	13.40	277,661	2.00		2.02		1.58		1.60		(0.71)		522
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)		528
9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34	)*	113

11.60	(1.56)	50,553	2.11	*	2.12	*	1.84	*	1.85	*	0.67	*	167
11.84	13.13	77,934	2.31		2.33		1.83		1.85		(1.01)		522
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)		528
9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72	)*	113

11.59	(1.56)	198,674	2.11	*	2.12	*	1.84	*	1.85	*	0.67	*	167
11.83	13.17	382,160	2.27		2.29		1.83		1.85		(0.98)		522
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)		528
9.70	(3.00)	1,219	1.87	*	3.17	*	1.74	*	3.04	*	(1.70	)*	113

11.39	(1.93)	158,341	2.87	*	2.88	*	2.59	*	2.60	*	(0.03	)*	167
11.67	12.26	214,485	3.00		3.02		2.58		2.60		(1.71)		522
10.98	13.41	9,530	4.04		4.14		2.50		2.60		0.13		528
9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46	)*	113

$10.15	1.58%	$3,048	0.83	%*	1.06	%*	0.83	%*	1.06	%*	0.75	%*	1%

10.15	1.58	10	0.93	*	1.16	*	0.93	*	1.16	*	0.66	*	1

10.15	1.56	10	1.18	*	1.41	*	1.18	*	1.41	*	0.41	*	1

10.15	1.56	10	1.18	*	1.41	*	1.18	*	1.41	*	0.41	*	1

10.15	1.53	10	1.93	*	2.16	*	1.93	*	2.16	*	(0.34	)*	1

$10.40	4.21%	$3,130	0.74	%*	0.97	%*	0.74	%*	0.97	%*	3.66	%*	0%

10.40	4.20	10	0.84	*	1.07	*	0.84	*	1.07	*	3.57	*	0

10.40	4.19	10	1.09	*	1.32	*	1.09	*	1.32	*	3.33	*	0

10.40	4.19	10	1.09	*	1.32	*	1.09	*	1.32	*	3.33	*	0

10.40	4.16	10	1.84	*	2.07	*	1.84	*	2.07	*	2.59	*	0

$9.25	(7.18)%	$844,734	0.90	%*	1.06	%*	0.89	%*	1.05	%*	1.40	%*	21%
13.03	24.62	1,255,320	0.89		1.06		0.89		1.06		1.96		61
10.82	10.19	1,691,850	0.90		1.10		0.89		1.09		2.38		29
10.11	(4.09)	1,930,637	0.92		1.09		0.90		1.07		1.80		32
10.65	16.68	1,338,509	0.92		1.10		0.89		1.07		1.87		35
9.23	(7.70)	542,879	0.98	*	1.21	*	0.89	*	1.12	*	3.53	*	4

Please see footnotes on page 42.

SEMIANNUAL REPORT	DECEMBER 31, 2014	41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EqS Pathfinder Fund® (Consolidated) (Cont.)
Class P
07/01/2014 - 12/31/2014+	$12.99	$0.08	$(1.03)	$(0.95)	$(0.23)	$(2.60)	$(2.83)
06/30/2014	10.80	0.21	2.38	2.59	(0.17)	(0.23)	(0.40)
06/30/2013	10.09	0.25	0.76	1.01	(0.30)	0.00	(0.30)
06/30/2012	10.64	0.17	(0.63)	(0.46)	(0.06)	(0.03)	(0.09)
06/30/2011	9.23	0.18	1.34	1.52	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07	(0.84)	(0.77)	0.00	0.00	0.00
Class D
07/01/2014 - 12/31/2014+	12.91	0.06	(1.03)	(0.97)	(0.21)	(2.60)	(2.81)
06/30/2014	10.74	0.20	2.35	2.55	(0.15)	(0.23)	(0.38)
06/30/2013	10.05	0.21	0.77	0.98	(0.29)	0.00	(0.29)
06/30/2012	10.61	0.13	(0.61)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.21	0.16	1.34	1.50	(0.08)	(0.02)	(0.10)
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00	0.00
Class A
07/01/2014 - 12/31/2014+	12.95	0.07	(1.04)	(0.97)	(0.21)	(2.60)	(2.81)
06/30/2014	10.78	0.21	2.35	2.56	(0.16)	(0.23)	(0.39)
06/30/2013	10.08	0.22	0.76	0.98	(0.28)	0.00	(0.28)
06/30/2012	10.64	0.14	(0.62)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.22	0.17	1.33	1.50	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.07	(0.85)	(0.78)	0.00	0.00	0.00
Class C
07/01/2014 - 12/31/2014+	12.68	0.02	(1.01)	(0.99)	(0.18)	(2.60)	(2.78)
06/30/2014	10.60	0.13	2.30	2.43	(0.12)	(0.23)	(0.35)
06/30/2013	9.96	0.13	0.75	0.88	(0.24)	0.00	(0.24)
06/30/2012	10.55	0.06	(0.61)	(0.55)	(0.01)	(0.03)	(0.04)
06/30/2011	9.21	0.11	1.31	1.42	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.05	(0.84)	(0.79)	0.00	0.00	0.00
Class R
07/01/2014 - 12/31/2014+	12.79	0.05	(1.02)	(0.97)	(0.21)	(2.60)	(2.81)
06/30/2014	10.66	0.24	2.26	2.50	(0.14)	(0.23)	(0.37)
06/30/2013	10.00	0.20	0.74	0.94	(0.28)	0.00	(0.28)
06/30/2012	10.59	0.07	(0.59)	(0.52)	(0.04)	(0.03)	(0.07)
06/30/2011	9.21	0.12	1.35	1.47	(0.07)	(0.02)	(0.09)
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount rounding to less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.21	(7.20)%	$23,786	1.00	%*	1.16	%*	0.99	%*	1.15	%*	1.35	%*	21%
12.99	24.40	31,119	0.99		1.16		0.99		1.16		1.76		61
10.80	10.12	62,479	1.00		1.20		0.99		1.19		2.34		29
10.09	(4.23)	67,977	1.02		1.19		1.00		1.17		1.70		32
10.64	16.55	45,785	1.02		1.20		0.99		1.17		1.72		35
9.23	(7.70)	970	1.08	*	1.31	*	0.99	*	1.22	*	3.36	*	4

9.13	(7.38)	10,140	1.25	*	1.41	*	1.24	*	1.40	*	1.06	*	21
12.91	24.20	14,013	1.24		1.41		1.24		1.41		1.67		61
10.74	9.89	17,730	1.25		1.45		1.24		1.44		2.01		29
10.05	(4.52)	18,469	1.27		1.45		1.26		1.42		1.33		32
10.61	16.39	24,352	1.27		1.45		1.24		1.42		1.55		35
9.21	(7.90)	7,084	1.33	*	1.56	*	1.24	*	1.47	*	3.13	*	4

9.17	(7.33)	63,032	1.25	*	1.41	*	1.25	*	1.40	*	1.07	*	21
12.95	24.12	82,689	1.24		1.41		1.24		1.41		1.80		61
10.78	9.88	59,746	1.25		1.45		1.24		1.44		2.04		29
10.08	(4.50)	69,910	1.27		1.43		1.26		1.42		1.37		32
10.64	16.30	89,571	1.27		1.45		1.24		1.42		1.64		35
9.22	(7.80)	15,436	1.33	*	1.56	*	1.24	*	1.47	*	3.28	*	4

8.91	(7.70)	49,134	2.00	*	2.16	*	1.99	*	2.15	*	0.32	*	21
12.68	23.33	60,184	1.99		2.16		1.99		2.16		1.10		61
10.60	8.95	35,754	2.00		2.20		1.99		2.19		1.24		29
9.96	(5.15)	47,006	2.02		2.21		2.00		2.17		0.65		32
10.55	15.50	50,672	2.02		2.20		1.99		2.17		1.04		35
9.21	(7.90)	6,668	2.08	*	2.31	*	1.99	*	2.22	*	2.43	*	4

9.01	(7.46)	75	1.50	*	1.66	*	1.49	*	1.65	*	0.85	*	21
12.79	23.91	65	1.49		1.66		1.49		1.66		1.98		61
10.66	9.48	15	1.50		1.70		1.49		1.69		1.92		29
10.00	(4.86)	11	1.52		1.67		1.51		1.66		0.71		32
10.59	16.02	102	1.52		1.70		1.49		1.67		1.21		35
9.21	(7.90)	9	1.58	*	1.81	*	1.49	*	1.72	*	2.91	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2014	43

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO Emerging Multi-Asset Fund	PIMCO Global Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund	PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Assets:
Investments, at value
Investments in securities*	$9,371	$848,014	$1,409	$130,683	$92,955	$802,874	$3,012	$3,096
Investments in Affiliates	1,381	10,288	27,698	32	11,231	291,011	100	20
Financial Derivative Instruments
Exchange-traded or centrally cleared	2	27	0	0	1	0	0	0
Over the counter	44	1,673	164	467	2,479	270	29	0
Cash	328	1	98	0	1	1	14	48
Deposits with counterparty	34	196	21	0	219	49,125	0	0
Foreign currency, at value	25	1,520	29	58	378	615	3	2
Receivable for investments sold	18	742	1	2,622	91	12,845	0	0
Receivable for Fund shares sold	364	3,046	1	1,404	977	980	0	0
Interest and dividends receivable	40	3,034	1	1,049	56	753	1	5
Dividends receivable from Affiliates	10	42	72	2	65	2,046	1	1
Reimbursement receivable from PIMCO	0	77	14	116	115	119	0	0
	11,617	868,660	29,508	136,433	108,568	1,160,639	3,160	3,172

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$0	$0	$1,110	$0	$0	$0	$0	$0
Payable for short sales	0	0	0	0	0	60,046	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	6	2	0	14	0	0	0
Over the counter	116	511	192	153	1,747	103	24	0
Payable for investments purchased	45	0	0	0	0	18,507	46	0
Payable for investments in Affiliates purchased	10	42	72	2	65	2,046	1	1
Deposits from counterparty	0	1,260	0	0	960	290	0	0
Payable for Fund shares redeemed	5	2,720	96	2,268	0	29,561	0	0
Dividends payable	1	1,558	0	6	0	0	0	0
Overdraft due to custodian	0	0	0	2,103	0	0	0	0
Accrued investment advisory fees	4	399	0	63	74	995	1	1
Accrued supervisory and administrative fees	3	295	8	43	42	491	0	0
Accrued distribution fees	1	220	2	21	1	119	0	0
Accrued servicing fees	1	132	2	16	2	80	0	0
Other liabilities	1	116	14	124	121	237	0	0
	187	7,259	1,498	4,799	3,026	112,475	72	2

Net Assets	$11,430	$861,401	$28,010	$131,634	$105,542	$1,048,164	$3,088	$3,170

Net Assets Consist of:
Paid in capital	$11,538	$825,614	$36,319	$118,981	$148,935	$1,039,035	$3,042	$3,049
(Overdistributed) net investment income	(34)	(1,157)	(345)	(915)	(2,975)	(310)	(1)	(1)
Accumulated undistributed net realized gain (loss)	(32)	(324)	(4,479)	3,663	(37,025)	(79,087)	(13)	(2)
Net unrealized appreciation (depreciation)	(42)	37,268	(3,485)	9,905	(3,393)	88,526	60	124
	$11,430	$861,401	$28,010	$131,634	$105,542	$1,048,164	$3,088	$3,170

Cost of Investments in Securities	$9,434	$812,001	$1,389	$121,026	$97,127	$714,116	$2,957	$2,972
Cost of Investments in Affiliates	$1,387	$10,291	$31,178	$32	$11,294	$293,086	$100	$20
Cost of Foreign Currency Held	$25	$1,533	$30	$60	$389	$635	$3	$2
Proceeds Received on Short Sales	$0	$0	$0	$0	$0	$61,683	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$(91)	$37	$(6)	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$0	$995	$298	$0	$168	$596	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO Emerging Multi-Asset Fund	PIMCO Global Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund	PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Net Assets:
Institutional Class	$6,683	$64,443	$17,956	$55,091	$98,189	$406,087	$3,048	$3,130
Class P	124	166,200	1,310	4,034	151	234,509	10	10
Administrative Class	NA	NA	11	NA	3	NA	NA	NA
Class D	216	27,154	966	2,675	752	50,553	10	10
Class A	1,683	275,659	5,045	40,346	4,704	198,674	10	10
Class C	2,724	327,560	2,713	29,361	1,733	158,341	10	10
Class R	NA	385	9	127	10	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	669	5,228	2,227	7,612	11,527	34,722	300	301
Class P	12	13,476	163	557	18	20,122	1	1
Administrative Class	NA	NA	1	NA	0	NA	NA	NA
Class D	22	2,203	120	370	89	4,359	1	1
Class A	168	22,366	630	5,571	559	17,146	1	1
Class C	273	26,625	344	4,078	211	13,901	1	1
Class R	NA	31	1	18	1	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.99	$12.33	$8.06	$7.24	$8.52	$11.70	$10.15	$10.40
Class P	9.99	12.33	8.04	7.24	8.49	11.66	10.15	10.40
Administrative Class	NA	NA	8.00	NA	8.47	NA	NA	NA
Class D	10.00	12.32	8.04	7.24	8.42	11.60	10.15	10.40
Class A	10.00	12.32	8.01	7.24	8.42	11.59	10.15	10.40
Class C	10.00	12.30	7.89	7.20	8.23	11.39	10.15	10.40
Class R	NA	12.33	7.95	7.23	8.37	NA	NA	NA

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2014	45

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO EqS Pathfinder Fund®

Assets:
Investments, at value
Investments in securities*	$946,371
Investments in Affiliates	61,102
Financial Derivative Instruments
Over the counter	18,970
Cash	10
Deposits with counterparty	17,021
Foreign currency, at value	440
Receivable for Fund shares sold	1,637
Interest and dividends receivable	2,471
Dividends receivable from Affiliates	998
Reimbursement receivable from PIMCO	299
1,049,319

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$18,670
Financial Derivative Instruments
Exchange-traded or centrally cleared	296
Over the counter	9,452
Payable for investments in Affiliates purchased	998
Deposits from counterparty	12,744
Payable for Fund shares redeemed	14,746
Accrued investment advisory fees	588
Accrued supervisory and administrative fees	313
Accrued distribution fees	36
Accrued servicing fees	25
Other liabilities	550
58,418

Net Assets	$990,901

Net Assets Consist of:
Paid in capital	$917,041
(Overdistributed) net investment income	(20,992)
Accumulated undistributed net realized gain	19,151
Net unrealized appreciation	75,701
$990,901

Cost of Investments in Securities	$878,972
Cost of Investments in Affiliates	$61,420
Cost of Foreign Currency Held	$441
Proceeds Received on Short Sales	$17,327
Cost or Premiums of Financial Derivative Instruments, net	$(790)

* Includes repurchase agreements of:	$992

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO EqS Pathfinder Fund®

Net Assets:
Institutional Class	$844,734
Class P	23,786
Class D	10,140
Class A	63,032
Class C	49,134
Class R	75

Shares Issued and Outstanding:
Institutional Class	91,315
Class P	2,584
Class D	1,111
Class A	6,873
Class C	5,515
Class R	8

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.25
Class P	9.21
Class D	9.13
Class A	9.17
Class C	8.91
Class R	9.01

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2014	47

Statements of Operations

Six Months Ended December 31, 2014 (Unaudited)
(Amounts in thousands†)	PIMCO Balanced Income Fund	PIMCO Dividend and Income Builder Fund	PIMCO Emerging Multi-Asset Fund	PIMCO Global Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/ Short Fund	PIMCO International Dividend Fund (1)	PIMCO U.S. Dividend Fund (1)

Investment Income:
Interest, net of foreign taxes	$65	$2,087	$0	$0	$1	$29	$0	$0
Dividends, net of foreign taxes*	85	14,322	0	3,524	1,168	16,328	1	5
Dividends from Investments in Affiliates	11	50	412	5	79	2,427	1	1
Total Income	161	16,459	412	3,529	1,248	18,784	2	6

Expenses:
Investment advisory fees	26	3,166	154	744	568	6,832	1	1
Supervisory and administrative fees	14	1,797	84	374	260	3,375	0	0
Distribution and/or servicing fees - Class D	0	35	2	8	1	84	0	0
Distribution fees - Class C	4	1,286	13	136	7	727	0	0
Distribution fees - Class R	0	1	0	0	0	0	0	0
Servicing fees - Class A	1	375	8	66	7	324	0	0
Servicing fees - Class C	2	429	4	45	3	242	0	0
Servicing fees - Class R	0	1	0	0	0	0	0	0
Dividends on short sales	0	0	0	0	0	935	0	0
Trustee fees	0	28	1	5	3	35	0	0
Interest expense	0	4	0	1	4	831	0	0
Miscellaneous expense	0	22	1	5	3	32	0	0
Total Expenses	47	7,144	267	1,384	856	13,417	1	1
Waiver and/or Reimbursement by PIMCO	(7)	(762)	(183)	(177)	(117)	(35)	0	0
Net Expenses	40	6,382	84	1,207	739	13,382	0	0

Net Investment Income	121	10,077	328	2,322	509	5,402	1	5

Net Realized Gain (Loss):
Investments in securities	(72)	7,046	(8)	29,387	(925)	(51,017)	(1)	0
Investments in Affiliates	(5)	(47)	(428)	(3)	(3)	(28)	(1)	(1)
Net capital gain distributions received from Affiliate investments	0	0	24	0	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	3	865	(61)	0	(890)	(5,156)	0	0
Over the counter financial derivative instruments	51	2,906	178	1,010	63	(1,177)	0	0
Short sales	0	0	0	0	0	13,591	0	0
Foreign currency	0	(581)	(1)	(258)	(155)	(107)	(11)	(1)
Net Realized Gain (Loss)	(23)	10,189	(296)	30,136	(1,910)	(43,894)	(13)	(2)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(154)	(44,168)	21	(40,585)	(3,992)	(1,576)	55	124
Investments in Affiliates	(6)	(4)	(2,534)	0	(63)	(2,112)	0	0
Exchange-traded or centrally cleared financial derivative instruments	9	385	12	0	122	2,186	0	0
Over the counter financial derivative instruments	24	1,087	(62)	280	(1,241)	4,155	5	0
Short sales	0	0	0	0	0	2,596	0	0
Foreign currency assets and liabilities	(1)	(78)	(2)	(106)	(11)	(26)	0	0
Net Change in Unrealized Appreciation (Depreciation)	(128)	(42,778)	(2,565)	(40,411)	(5,185)	5,223	60	124
Net Gain (Loss)	(151)	(32,589)	(2,861)	(10,275)	(7,095)	(38,671)	47	122

Net Increase (Decrease) in Net Assets Resulting from Operations	$(30)	$(22,512)	$(2,533)	$(7,953)	$(6,586)	$(33,269)	$48	$127

* Foreign tax withholdings - Dividends	$3	$502	$0	$158	$97	$15	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Period from December 15, 2014 to December 31, 2014.

48	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended December 31, 2014 (Unaudited)
PIMCO EqS Pathfinder Fund®

(Amounts in thousands)
Investment Income:
Dividends, net of foreign taxes*	$15,051
Dividends from Investments in Affiliates	1,160
Total Income	16,211

Expenses:
Investment advisory fees	5,241
Supervisory and administrative fees	2,184
Distribution and/or servicing fees - Class D	17
Distribution fees - Class C	215
Servicing fees - Class A	94
Servicing fees - Class C	72
Dividends on short sales	99
Trustee fees	36
Interest expense	19
Miscellaneous expense	34
Total Expenses	8,011
Waiver and/or Reimbursement by PIMCO	(1,154)
Net Expenses	6,857

Net Investment Income	9,354

Net Realized Gain (Loss):
Investments in securities	5,897
Investments in Affiliates	(756)
Exchange-traded or centrally cleared financial derivative instruments	2,940
Over the counter financial derivative instruments	16,940
Short sales	(129)
Foreign currency	(3,354)
Net Realized Gain	21,538

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(140,739)
Investments in Affiliates	(320)
Over the counter financial derivative instruments	5,371
Short sales	(36)
Foreign currency assets and liabilities	(444)
Net Change in Unrealized (Depreciation)	(136,168)
Net (Loss)	(114,630)

Net (Decrease) in Net Assets Resulting from Operations	$(105,276)

* Foreign tax withholdings - Dividends	$610

SEMIANNUAL REPORT	DECEMBER 31, 2014	49

Statements of Changes in Net Assets

	PIMCO Balanced Income Fund		PIMCO Dividend and Income Builder Fund		PIMCO Emerging Multi-Asset Fund

(Amounts in thousands†)	Six Months Ended December 31, 2014 (Unaudited)	Period from March 31, 2014 to June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$121	$33	$10,077	$23,574	$328	$953
Net realized gain (loss)	(23)	0	10,189	14,901	(296)	(2,408)
Net change in unrealized appreciation (depreciation)	(128)	86	(42,778)	72,966	(2,565)	4,212
Net increase (decrease) in net assets resulting from operations	(30)	119	(22,512)	111,441	(2,533)	2,757

Distributions to Shareholders:
From net investment income
Institutional Class	(120)	(27)	(1,169)	(3,023)	(825)	(469)
Class P	(1)	(0)	(2,527)	(4,522)	(61)	(33)
Administrative Class	0	0	0	0	0	(31)
Class D	(3)	(0)	(381)	(1,018)	(40)	(89)
Class A	(15)	(1)	(4,086)	(8,804)	(217)	(175)
Class C	(20)	(1)	(3,378)	(7,339)	(106)	(53)
Class R	0	0	(5)	(12)	0	(0)
From net realized capital gains
Institutional Class	(6)	0	(1,739)	0	0	0
Class P	0	0	(4,480)	0	0	0
Class D	0	0	(690)	0	0	0
Class A	(1)	0	(7,435)	0	0	0
Class C	(2)	0	(8,792)	0	0	0
Class R	0	0	(11)	0	0	0

Total Distributions	(168)	(29)	(34,693)	(24,718)	(1,249)	(850)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	4,508	7,030	(36,912)	485,989	(4,886)	(28,462)

Total Increase (Decrease) in Net Assets	4,310	7,120	(94,117)	572,712	(8,668)	(26,555)

Net Assets:
Beginning of period	7,120	0	955,518	382,806	36,678	63,233
End of period*	$11,430	$7,120	$861,401	$955,518	$28,010	$36,678

* Including undistributed (overdistributed) net investment income of:	$(34)	$4	$(1,157)	$312	$(345)	$576

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

50	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO Global Dividend Fund		PIMCO EqS® Emerging Markets Fund		PIMCO EqS® Long/Short Fund		PIMCO International Dividend Fund	PIMCO U.S. Dividend Fund

Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014	Period from December 15, 2014 to December 31, 2014 (Unaudited)	Period from December 15, 2014 to December 31, 2014 (Unaudited)

$2,322	$18,008	$509	$1,924	$5,402	$(9,695)	$1	$5
30,136	56,150	(1,910)	(5,047)	(43,894)	11,045	(13)	(2)
(40,411)	17,857	(5,185)	30,313	5,223	59,280	60	124
(7,953)	92,015	(6,586)	27,190	(33,269)	60,630	48	127

(1,826)	(18,034)	0	0	0	(2,688)	(2)	(6)
(77)	(152)	0	0	0	(663)	(0)	(0)
0	0	0	0	0	0	0	0
(98)	(362)	0	0	0	(316)	(0)	(0)
(801)	(1,892)	0	0	0	(1,080)	(0)	(0)
(407)	(1,007)	0	0	0	(464)	0	0
(2)	(4)	0	0	0	0	(0)	(0)

(24,159)	(25,541)	0	0	(1,891)	(23,512)	0	0
(1,929)	(199)	0	0	(1,253)	(4,678)	0	0
(1,958)	(465)	0	0	(248)	(2,765)	0	0
(18,177)	(2,702)	0	0	(961)	(8,208)	0	0
(13,153)	(1,844)	0	0	(787)	(4,823)	0	0
(56)	(5)	0	0	0	0	0	0

(62,643)	(52,207)	0	0	(5,140)	(49,197)	(2)	(6)

(210,310)	(257,681)	(5,221)	(420,487)	(411,013)	1,094,169	3,042	3,049

(280,906)	(217,873)	(11,807)	(393,297)	(449,422)	1,105,602	3,088	3,170

412,540	630,413	117,349	510,646	1,497,586	391,984	0	0
$131,634	$412,540	$105,542	$117,349	$1,048,164	$1,497,586	$3,088	$3,170

$(915)	$(26)	$(2,975)	$(3,484)	$(310)	$(5,712)	$(1)	$(1)

SEMIANNUAL REPORT	DECEMBER 31, 2014	51

Consolidated Statements of Changes in Net Assets

	PIMCO EqS Pathfinder Fund®

(Amounts in thousands†)	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$9,354	$42,503
Net realized gain	21,538	354,529
Net change in unrealized appreciation (depreciation)	(136,168)	38,534
Net increase (decrease) in net assets resulting from operations	(105,276)	435,566

Distributions to Shareholders:
From net investment income
Institutional Class	(21,280)	(38,137)
Class P	(578)	(1,112)
Class D	(231)	(237)
Class A	(1,450)	(976)
Class C	(960)	(539)
Class R	(2)	(0)
From net realized capital gains
Institutional Class	(220,923)	(49,062)
Class P	(5,546)	(1,472)
Class D	(2,677)	(351)
Class A	(14,767)	(1,402)
Class C	(11,693)	(968)
Class R	(16)	(0)

Total Distributions	(280,123)	(94,256)

Portfolio Share Transactions:
Net (decrease) resulting from Fund share transactions**	(67,090)	(765,494)

Total (Decrease) in Net Assets	(452,489)	(424,184)

Net Assets:
Beginning of period	1,443,390	1,867,574
End of period*	$990,901	$1,443,390

* Including (overdistributed) net investment income of:	$(20,992)	$(5,845)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Statement of Cash Flows

Six Months Ended December 31, 2014 (Unaudited)
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(33,269)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(2,135,655)
Proceeds from sales of long-term securities	2,285,213
Proceeds from sales of short-term portfolio investments, net	265,493
(Increase) in deposits with counterparty	(12,753)
Decrease in receivable for investments sold	27,894
(Increase) in interest and dividends receivable	(2,057)
(Increase) in reimbursement receivable from PIMCO	(110)
(Increase) in exchange-traded or centrally cleared derivatives	(5,320)
(Increase) in over the counter derivatives	(1,177)
(Decrease) in payable for investments purchased	(43,473)
Increase in deposits from counterparty	290
(Decrease) in accrued investment advisory fees	(250)
(Decrease) in accrued supervisory and administrative fees	(124)
(Decrease) in accrued distribution fee	(24)
(Decrease) in accrued servicing fee	(40)
Payments on short sales transactions, net	4,779
Payments on currency transactions	(133)
Increase in other liabilities	148
Net Realized (Gain) Loss
Investments in securities	51,017
Investments in Affiliates	28
Exchange-traded or centrally cleared financial derivative instruments	5,156
Short sales	(13,591)
Over the counter financial derivative instruments	1,177
Foreign currency	107
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	1,576
Investments in Affiliates	2,112
Exchange-traded or centrally cleared financial derivative instruments	(2,186)
Over the counter financial derivative instruments	(4,155)
Short sales	(2,596)
Foreign currency assets and liabilities	26
Net amortization (accretion) on investments	(29)
Net cash provided by operating activities	388,074

Cash flows (used for) financing activities:
Proceeds from shares sold	278,228
Payments on shares redeemed	(666,864)
Cash dividend paid*	(17)
Net cash (used for) financing activities	(388,653)

Net (Decrease) in Cash and Foreign Currency	(579)

Cash and Foreign Currency:
Beginning of period	1,195
End of period	$616

* Reinvestment of dividends	$5,123

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$831

SEMIANNUAL REPORT	DECEMBER 31, 2014	53

Schedule of Investments PIMCO Balanced Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.0%

ASSET-BACKED SECURITIES 6.7%

UNITED STATES 6.7%
ACE Securities Corp.
0.325% due 08/25/2036	$55	$47
AmeriCredit Automobile Receivables Trust
0.680% due 10/11/2016	16	16
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.835% due 09/25/2033	43	41
3.480% due 06/25/2033	63	52
Asset-Backed Securities Corp. Home Equity Loan Trust
0.701% due 11/15/2031	12	11
0.920% due 03/25/2035	40	38
College & University Facility Loan Trust
4.000% due 06/01/2018	20	19
Countrywide Asset-Backed Certificates
0.670% due 08/26/2033	44	38
1.145% due 02/25/2034	37	34
Credit-Based Asset Servicing and Securitization LLC
0.415% due 08/25/2035	5	5
Fremont Home Loan Trust
0.230% due 01/25/2037	153	77
0.350% due 04/25/2036	60	56
JPMorgan Mortgage Acquisition Corp.
0.610% due 09/25/2035	33	30
Lehman ABS Mortgage Loan Trust
0.370% due 06/25/2037	83	55
Merrill Lynch Mortgage Investors Trust
0.360% due 04/25/2047	91	52
0.435% due 01/25/2047	94	90
Soundview Home Loan Trust
0.250% due 06/25/2037	93	56
Structured Asset Investment Loan Trust
0.320% due 06/25/2036	53	46

Total Asset-Backed Securities (Cost $745)		763

BANK LOAN OBLIGATIONS 2.7%

UNITED STATES 2.7%
Advantage Sales & Marketing, Inc.
3.250% - 4.250% due 07/25/2021	1	1
Albertson’s Holdings LLC
4.000% due 08/25/2019	3	3
4.500% due 08/25/2021	6	6
Burger King Worldwide, Inc.
4.500% due 12/12/2021	3	3
Charter Communications Operating LLC
4.250% due 09/12/2021	3	3
Clear Channel Communications, Inc.
6.919% due 01/30/2019	30	28
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021	30	30
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	70	70
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	44	44
MGM Resorts International
3.500% due 12/20/2019	30	29
New Albertson’s, Inc.
4.750% due 06/27/2021	30	30
Seadrill Partners Finco LLC
4.000% due 02/21/2021	29	22
Univision Communications, Inc.
4.000% due 03/01/2020	38	37

Total Bank Loan Obligations (Cost $315)		306

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 54.4%

AUSTRALIA 0.6%

INDUSTRIALS 0.6%
Spotless Group Holdings Ltd. (a)	43,197	$67

Total Australia		67

BERMUDA 1.1%

ENERGY 1.1%
Golar LNG Partners LP	4,191	131

Total Bermuda		131

BRAZIL 1.0%

INDUSTRIALS 0.4%
Arteris S.A.	11,000	51

UTILITIES 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	5,235	33
Light S.A.	5,000	32

		65

Total Brazil		116

CHINA 0.6%

CONSUMER STAPLES 0.6%
Want Want China Holdings Ltd.	55,000	72

Total China		72

CYPRUS 0.1%

ENERGY 0.1%
ProSafe SE	5,637	17

Total Cyprus		17

FRANCE 3.9%

ENERGY 1.1%
Total S.A.	2,324	119

FINANCIALS 0.8%
CNP Assurances	5,191	92

UTILITIES 2.0%
Electricite de France S.A.	3,732	103
Suez Environnement Co.	7,463	130

		233

Total France		444

HONG KONG 1.5%

INDUSTRIALS 0.3%
Yuexiu Transport Infrastructure Ltd.	56,000	34

TELECOMMUNICATION SERVICES 1.2%
China Mobile Ltd.	12,000	141

Total Hong Kong		175

	SHARES	MARKET VALUE (000S)
ISRAEL 1.2%

HEALTH CARE 1.2%
Teva Pharmaceutical Industries Ltd. SP - ADR	2,482	$143

Total Israel		143

ITALY 2.4%

FINANCIALS 1.8%
Intesa Sanpaolo SpA	69,311	201

INDUSTRIALS 0.6%
Societa Iniziative Autostradali e Servizi SpA	7,183	69

Total Italy		270

JAPAN 2.1%

CONSUMER DISCRETIONARY 1.1%
Bridgestone Corp.	3,700	128

TELECOMMUNICATION SERVICES 1.0%
Nippon Telegraph & Telephone Corp.	2,300	118

Total Japan		246

LUXEMBOURG 0.5%

INDUSTRIALS 0.5%
Regus PLC	15,980	52

Total Luxembourg		52

NETHERLANDS 0.9%

FINANCIALS 0.9%
Aegon NV	13,756	103

Total Netherlands		103

SINGAPORE 0.8%

INDUSTRIALS 0.8%
Singapore Airlines Ltd.	10,000	87

Total Singapore		87

SOUTH AFRICA 0.3%

HEALTH CARE 0.3%
Life Healthcare Group Holdings Ltd.	9,425	35

Total South Africa		35

SPAIN 0.9%

CONSUMER STAPLES 0.9%
Ebro Foods S.A.	6,210	103

Total Spain		103

SWITZERLAND 1.1%

HEALTH CARE 1.1%
Roche Holding AG	458	124

Total Switzerland		124

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
TAIWAN 0.8%

INFORMATION TECHNOLOGY 0.8%
Radiant Opto-Electronics Corp.	27,000	$86

Total Taiwan		86

TURKEY 0.6%

INDUSTRIALS 0.6%
TAV Havalimanlari Holding A/S	8,369	68

Total Turkey		68

UNITED KINGDOM 7.8%

CONSUMER DISCRETIONARY 0.7%
ITV PLC	25,555	85

CONSUMER STAPLES 1.5%
Imperial Tobacco Group PLC	3,883	171

FINANCIALS 3.5%
ICAP PLC	13,855	97
Lloyds Banking Group PLC (a)	177,287	208
St James’s Place PLC	7,601	96

		401

TELECOMMUNICATION SERVICES 2.1%
Vodafone Group PLC	69,011	237

Total United Kingdom		894

UNITED STATES 26.2%

CONSUMER DISCRETIONARY 5.4%
AMC Entertainment Holdings, Inc. ‘A’	1,288	34
General Motors Co.	3,986	139
Kohl’s Corp.	2,600	159
Regal Entertainment Group ‘A’	3,698	79
Target Corp.	2,773	210

		621

CONSUMER STAPLES 1.2%
Walgreens Boots Alliance, Inc.	1,753	134

ENERGY 0.2%
Peabody Energy Corp.	2,984	23

FINANCIALS 6.2%
Apollo Investment Corp.	11,698	87
Blackstone Group LP	1,882	63
JPMorgan Chase & Co.	2,109	132
KeyCorp	6,176	86
Navient Corp.	6,211	134
Prudential Financial, Inc.	1,435	130
Solar Capital Ltd.	4,484	81

		713

		SHARES	MARKET VALUE (000S)
HEALTH CARE 2.0%
Merck & Co., Inc.		1,586	$90
Pfizer, Inc.		4,300	134

			224

INDUSTRIALS 1.3%
Nielsen NV		1,590	71
Timken Co.		1,684	72

			143

INFORMATION TECHNOLOGY 5.4%
Cisco Systems, Inc.		6,915	193
Corning, Inc.		4,243	97
QUALCOMM, Inc.		2,102	156
Symantec Corp.		3,920	101
Western Digital Corp.		605	67

			614

MATERIALS 2.0%
International Paper Co.		1,874	100
Tronox Ltd. ‘A’		5,507	132

			232

UTILITIES 2.5%
ONE Gas, Inc.		3,259	134
PG&E Corp.		2,855	152

			286

Total United States			2,990

Total Common Stocks (Cost $6,231)			6,223

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 8.8%

BRAZIL 0.3%

UTILITIES 0.3%
Petrobras Global Finance BV
2.603% due 03/17/2017		$19	18
2.000% due 05/20/2016		19	18

			36

Total Brazil			36

IRELAND 0.8%

BANKING & FINANCE 0.0%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		1	1

INDUSTRIALS 0.8%
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	100	90

Total Ireland			91

LUXEMBOURG 0.3%

INDUSTRIALS 0.3%
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		$38	39

Total Luxembourg			39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.0%

BANKING & FINANCE 0.0%
Eksportfinans ASA
2.000% due 09/15/2015		$2	$2

Total Norway			2

PORTUGAL 0.1%

BANKING & FINANCE 0.1%
Novo Banco S.A.
5.000% due 04/23/2019	EUR	5	6

Total Portugal			6

UNITED KINGDOM 0.2%

INDUSTRIALS 0.2%
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	13	19

Total United Kingdom			19

UNITED STATES 7.1%

BANKING & FINANCE 1.5%
Ally Financial, Inc.
4.625% due 06/26/2015		$15	15
6.250% due 12/01/2017		30	33
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		27	28
CIT Group, Inc.
5.000% due 05/15/2017		15	16
General Motors Financial Co., Inc.
2.750% due 05/15/2016		15	15
International Lease Finance Corp.
4.875% due 04/01/2015		15	15
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		38	39
Springleaf Finance Corp.
5.400% due 12/01/2015		15	15

			176

INDUSTRIALS 5.2%
Alliance Data Systems Corp.
6.375% due 04/01/2020		38	39
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		4	3
9.000% due 02/15/2020		8	6
11.250% due 06/01/2017		28	22
California Resources Corp.
5.000% due 01/15/2020		14	12
5.500% due 09/15/2021		14	12
Chesapeake Energy Corp.
3.481% due 04/15/2019		15	15
DISH DBS Corp.
7.125% due 02/01/2016		15	16
5.875% due 11/15/2024		18	18
Gulfport Energy Corp.
7.750% due 11/01/2020		12	12
HCA, Inc.
6.375% due 01/15/2015		15	15
HD Supply, Inc.
5.250% due 12/15/2021		38	39
iHeartCommunications, Inc.
9.000% due 03/01/2021		20	20
IHS, Inc.
5.000% due 11/01/2022		33	33

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	55

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	$40	$39
MGM Resorts International
6.625% due 07/15/2015	15	15
Omnicare, Inc.
4.750% due 12/01/2022	17	17
Peabody Energy Corp.
7.375% due 11/01/2016	19	20
Scientific Games International, Inc.
7.000% due 01/01/2022	18	18
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017	27	28
T-Mobile USA, Inc.
6.000% due 03/01/2023	14	14
6.375% due 03/01/2025	14	14
Tenet Healthcare Corp.
4.375% due 10/01/2021	18	18
Times Square Hotel Trust
8.528% due 08/01/2026	14	19
USG Corp.
9.750% due 01/15/2018	30	34
Westmoreland Coal Co.
8.750% due 01/01/2022	38	37
Whiting Petroleum Corp.
5.000% due 03/15/2019	30	28
WPX Energy, Inc.
5.250% due 09/15/2024	28	26

		589

UTILITIES 0.4%
Dynegy Finance, Inc.
6.750% due 11/01/2019	5	5
Illinois Power Generating Co.
6.300% due 04/01/2020	30	25
Sprint Communications, Inc.
9.125% due 03/01/2017	15	17

		47

Total United States		812

Total Corporate Bonds & Notes (Cost $1,059)		1,005

MORTGAGE-BACKED SECURITIES 5.4%

UNITED STATES 5.4%
BAMLL Re-REMIC Trust
5.383% due 11/15/2016	22	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
2.823% due 07/26/2036	$73	$74
Countrywide Alternative Loan Trust
6.000% due 08/25/2036 ^	54	49
Countrywide Home Loan Mortgage Pass-Through Trust
5.750% due 12/25/2035 ^	87	82
5.750% due 06/25/2037 ^	53	49
Credit Suisse Mortgage Capital Certificates
0.437% due 12/27/2035	58	55
GSR Mortgage Loan Trust
2.607% due 03/25/2037	49	45
HarborView Mortgage Loan Trust
0.404% due 12/19/2036	56	40
IndyMac Mortgage Loan Trust
0.380% due 07/25/2036	64	50
Lehman XS Trust
0.440% due 02/25/2036	49	41
Morgan Stanley Dean Witter Capital, Inc. Trust
7.505% due 07/15/2033	26	30
Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
6.450% due 01/22/2026	28	31
Wachovia Bank Commercial Mortgage Trust
4.982% due 02/15/2035	12	12
Washington Mutual Mortgage Pass-Through Certificates Trust
4.712% due 09/25/2036	57	33

Total Mortgage-Backed Securities (Cost $606)		614

	SHARES
REAL ESTATE INVESTMENT TRUSTS 2.3%

UNITED STATES 2.3%

FINANCIALS 2.3%
Colony Financial, Inc.	6,723	160
Ryman Hospitality Properties, Inc.	1,919	101

		261

Total Real Estate Investment Trusts (Cost $241)		261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%

BRAZIL 1.5%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	128	$47
6.000% due 08/15/2050		173	64
10.000% due 01/01/2025		190	62

Total Brazil			173

GREECE 0.1%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	1,000	7

Total Greece			7

RUSSIA 0.1%
Russia Government International Bond
7.500% due 03/31/2030		$18	19

Total Russia			19

Total Sovereign Issues (Cost $237)			199

Total Investments in Securities (Cost $9,434)			9,371

		SHARES
INVESTMENTS IN AFFILIATES 12.1%

SHORT-TERM INSTRUMENTS 12.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.1%
PIMCO Short-Term Floating NAV Portfolio		21,107	211
PIMCO Short-Term Floating NAV Portfolio III		118,037	1,170

Total Short-Term Instruments (Cost $1,387)			1,381

Total Investments in Affiliates (Cost $1,387)			1,381

Total Investments 94.1% (Cost $10,821)			$10,752

Financial Derivative Instruments (b)(c) (0.6%) (Cost or Premiums, net $(91))			(70)

Other Assets and Liabilities, net 6.5%			748

Net Assets 100.0%			$11,430

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$300	$19	$0	$0	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Pay	6-Month AUD-BBR-BBSW	4.750%	06/18/2024	AUD 200	$23	$9	$2	$0

Total Swap Agreements					$42	$9	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $34 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0	$0	$0	$0

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	5	$		2	$0	$0
	01/2015	$		2		BRL	5	0	0
	01/2015			227		JPY	27,233	0	0
	02/2015		EUR	1	$		1	0	0
	02/2015		JPY	27,233			227	0	0
	02/2015	$		9		EUR	7	0	0
	04/2015		BRL	5	$		2	0	0

BPS	01/2015		AUD	2			2	0	0
	01/2015		BRL	153			59	1	0
	01/2015	$		58		BRL	153	0	0

CBK	01/2015		BRL	343	$		145	16	0
	01/2015		JPY	2,032			17	0	0
	01/2015	$		129		BRL	343	0	0
	01/2015			218		EUR	178	0	(3)
	02/2015		EUR	194	$		238	3	0
	02/2015	$		1		EUR	1	0	0

DUB	01/2015		BRL	247	$		93	0	0
	01/2015	$		96		BRL	247	0	(3)
	02/2015		AUD	2	$		2	0	0
	02/2015		JPY	121			1	0	0
	02/2015	$		8		BRL	21	0	0
	07/2015		BRL	247	$		91	3	0

FBF	01/2015			246			92	0	0
	01/2015		JPY	13,838			117	1	0
	01/2015	$		95		BRL	246	0	(3)
	07/2015		BRL	246	$		90	2	0

GLM	01/2015		AUD	4			3	0	0
	01/2015		BRL	13			5	0	0
	01/2015		JPY	11,480			97	1	0
	01/2015	$		5		BRL	13	0	0
	01/2015			1		JPY	117	0	0
	02/2015		EUR	187	$		233	7	0
	02/2015	$		20		EUR	16	0	(1)
	07/2015		BRL	13	$		5	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	57

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	01/2015		BRL	30	$		12	$1	$0
	01/2015		EUR	178			221	6	0
	01/2015	$		4		AUD	5	0	0
	01/2015			12		BRL	30	0	0
	01/2015		ZAR	180	$		15	0	0
	02/2015		EUR	4			5	0	0
	02/2015	$		9		JPY	1,087	0	0
	07/2015		BRL	30	$		11	1	0

MSB	02/2015		GBP	14			22	0	0

Total Forward Foreign Currency Contracts								$42	$(10)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC BRL versus JPY	JPY	30.000	09/22/2016	BRL 10	$0	$0

JPM	Put - OTC BRL versus JPY		30.000	09/22/2016	30	(1)	(1)

MSB	Put - OTC BRL versus JPY		30.000	09/22/2016	20	0	0

						$(1)	$(1)

Total Written Options						$(1)	$(1)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	BRL 0	$0
Sales	90	(1)
Closing Buys	(30)	0
Expirations	0	0
Exercised	0	0

Balance at End of Period	BRL 60	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%	$ 1	$0	$0	$0	$0

BRC	Novo Banco S.A.	5.000%	12/20/2019	3.913%	EUR 15	0	1	1	0
	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%	$ 2	0	0	0	0

GST	Greece Government International Bond	1.000%	09/20/2015	17.097%	3	0	0	0	0

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%	23	(2)	(1)	0	(3)
	Russia Government International Bond	1.000%	06/20/2019	4.809%	50	(2)	(5)	0	(7)
	Russia Government International Bond	1.000%	06/20/2024	4.603%	50	(5)	(7)	0	(12)
	Russia Government International Bond	1.000%	09/20/2024	4.598%	5	(1)	(1)	0	(2)

JPM	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%	32	(3)	(2)	0	(5)

MYC	Novo Banco S.A.	5.000%	12/20/2019	3.913%	EUR 20	0	1	1	0

						$(13)	$(14)	$2	$(29)

58	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$127	$(25)	$0	$0	$(25)

GST	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	200	(5)	0	0	(5)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	200	(7)	1	0	(6)

MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	203	(40)	0	0	(40)

					$(77)	$1	$0	$(76)

Total Swap Agreements					$(90)	$(13)	$2	$(105)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$0	$0	$0	$0	$(25)	$(25)	$(25)	$0	$(25)
BPS	1	0	0	1	0	0	0	0	1	0	1
BRC	0	0	1	1	0	0	0	0	1	0	1
CBK	19	0	0	19	(3)	0	0	(3)	16	0	16
DUB	3	0	0	3	(3)	0	0	(3)	0	0	0
FBF	3	0	0	3	(3)	0	0	(3)	0	0	0
GLM	8	0	0	8	(1)	0	0	(1)	7	0	7
GST	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
HUS	0	0	0	0	0	0	(24)	(24)	(24)	0	(24)
JPM	8	0	0	8	0	(1)	(5)	(6)	2	0	2
MYC	0	0	1	1	0	0	(40)	(40)	(39)	0	(39)

Total Over the Counter	$42	$0	$2	$44	$(10)	$(1)	$(105)	$(116)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	59

Schedule of Investments PIMCO Balanced Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42	$0	$42
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$42	$0	$44

	$0	$2	$0	$42	$2	$46

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10	$0	$10
Written Options	0	0	0	1	0	1
Swap Agreements	0	105	0	0	0	105

	$0	$105	$0	$11	$0	$116

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$1	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50	$0	$50
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$50	$0	$51

	$0	$3	$0	$50	$1	$54

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38	$0	$38
Swap Agreements	0	(14)	0	0	0	(14)

	$0	$(14)	$0	$38	$0	$24

	$0	$(14)	$0	$38	$9	$33

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Asset-Backed Securities
United States	$0	$744	$19	$763
Bank Loan Obligations
United States	0	306	0	306
Common Stocks
Australia
Industrials	0	67	0	67
Bermuda
Energy	131	0	0	131
Brazil
Industrials	51	0	0	51
Utilities	65	0	0	65
China
Consumer Staples	0	72	0	72
Cyprus
Energy	0	17	0	17
France
Energy	0	119	0	119
Financials	0	92	0	92
Utilities	0	233	0	233
Hong Kong
Industrials	0	34	0	34
Telecommunication Services	0	141	0	141
Israel
Health Care	143	0	0	143
Italy
Financials	0	201	0	201
Industrials	0	69	0	69
Japan
Consumer Discretionary	0	128	0	128
Telecommunication Services	0	118	0	118
Luxembourg
Industrials	0	52	0	52
Netherlands
Financials	0	103	0	103
Singapore
Industrials	0	87	0	87
South Africa
Health Care	0	35	0	35
Spain
Consumer Staples	0	103	0	103
Switzerland
Health Care	0	124	0	124
Taiwan
Information Technology	0	86	0	86
Turkey
Industrials	0	68	0	68
United Kingdom
Consumer Discretionary	0	85	0	85
Consumer Staples	0	171	0	171
Financials	0	401	0	401
Telecommunication Services	0	237	0	237
United States
Consumer Discretionary	621	0	0	621
Consumer Staples	134	0	0	134
Energy	23	0	0	23

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financials	$713	$0	$0	$713
Health Care	224	0	0	224
Industrials	143	0	0	143
Information Technology	614	0	0	614
Materials	232	0	0	232
Utilities	286	0	0	286
Corporate Bonds & Notes
Brazil
Utilities	0	36	0	36
Ireland
Banking & Finance	0	1	0	1
Industrials	0	90	0	90
Luxembourg
Industrials	0	39	0	39
Norway
Banking & Finance	0	2	0	2
Portugal
Banking & Finance	0	6	0	6
United Kingdom
Industrials	0	19	0	19
United States
Banking & Finance	0	176	0	176
Industrials	0	558	31	589
Utilities	0	47	0	47
Mortgage-Backed Securities
United States	0	614	0	614
Real Estate Investment Trusts
United States
Financials	261	0	0	261
Sovereign Issues
Brazil	0	173	0	173
Greece	0	7	0	7
Russia	0	19	0	19
	$3,641	$5,680	$50	$9,371

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,381	$0	$0	$1,381

Total Investments	$5,022	$5,680	$50	$10,752

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2	0	2
Over the counter	0	44	0	44
	$0	$46	$0	$46

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(116)	$0	$(116)

Totals	$5,022	$5,610	$50	$10,682

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	61

Schedule of Investments PIMCO Dividend and Income Builder Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

ASSET-BACKED SECURITIES 1.8%

UNITED STATES 1.8%
Credit Suisse First Boston Mortgage Securities Corp.
0.775% due 01/25/2032	$116	$103
EMC Mortgage Loan Trust
1.470% due 02/25/2041	60	59
GSAMP Trust
0.320% due 12/25/2046	4,966	2,886
HSI Asset Securitization Corp. Trust
0.340% due 12/25/2036	6,275	3,056
JPMorgan Mortgage Acquisition Trust
5.081% due 11/25/2036	200	200
Morgan Stanley Home Equity Loan Trust
0.270% due 12/25/2036	202	124
Residential Asset Securities Corp. Trust
1.040% due 01/25/2034	2,795	2,501
Structured Asset Investment Loan Trust
0.320% due 09/25/2036	8,426	6,735

Total Asset-Backed Securities (Cost $14,844)		15,664

BANK LOAN OBLIGATIONS 0.3%

BRAZIL 0.0%
OGX
8.000% due 04/11/2015	15	12

Total Brazil		12

LUXEMBOURG 0.0%
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	249	245

Total Luxembourg		245

UNITED STATES 0.3%
Clear Channel Communications, Inc.
6.919% due 01/30/2019	300	283
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	2,217	2,221

Total United States		2,504

Total Bank Loan Obligations (Cost $2,786)		2,761

	SHARES
COMMON STOCKS 86.4%

AUSTRALIA 0.9%

INDUSTRIALS 0.9%
Spotless Group Holdings Ltd. (b)	5,100,423	7,901

Total Australia		7,901

BERMUDA 1.6%

ENERGY 1.6%
Golar LNG Partners LP	430,373	13,406

Total Bermuda		13,406

BRAZIL 1.4%

INDUSTRIALS 0.5%
Arteris S.A.	985,100	4,595

	SHARES	MARKET VALUE (000S)
UTILITIES 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	594,218	$3,738
Light S.A.	563,100	3,605

		7,343

Total Brazil		11,938

CHINA 0.9%

CONSUMER STAPLES 0.9%
Want Want China Holdings Ltd.	6,063,000	7,969

Total China		7,969

CYPRUS 0.5%

ENERGY 0.5%
ProSafe SE	1,330,150	4,088

Total Cyprus		4,088

FRANCE 5.8%

ENERGY 1.4%
Total S.A.	228,016	11,682

FINANCIALS 1.3%
CNP Assurances	623,764	11,058

UTILITIES 3.1%
Electricite de France S.A.	405,365	11,159
Suez Environnement Co.	919,353	16,018

		27,177

Total France		49,917

HONG KONG 2.3%

INDUSTRIALS 0.5%
Yuexiu Transport Infrastructure Ltd.	7,496,000	4,558

TELECOMMUNICATION SERVICES 1.8%
China Mobile Ltd.	1,304,000	15,307

Total Hong Kong		19,865

ISRAEL 1.9%

HEALTH CARE 1.9%
Teva Pharmaceutical Industries Ltd. SP - ADR	287,257	16,520

Total Israel		16,520

ITALY 3.6%

FINANCIALS 2.7%
Intesa Sanpaolo SpA	8,027,017	23,286

INDUSTRIALS 0.9%
Societa Iniziative Autostradali e Servizi SpA	755,603	7,271

Total Italy		30,557

	SHARES	MARKET VALUE (000S)
JAPAN 3.3%

CONSUMER DISCRETIONARY 1.9%
Bridgestone Corp.	478,700	$16,602

TELECOMMUNICATION SERVICES 1.4%
Nippon Telegraph & Telephone Corp.	231,100	11,805

Total Japan		28,407

LUXEMBOURG 0.8%

INDUSTRIALS 0.8%
Regus PLC	2,236,590	7,221

Total Luxembourg		7,221

NETHERLANDS 1.3%

FINANCIALS 1.3%
Aegon NV	1,468,813	11,040

Total Netherlands		11,040

SINGAPORE 1.1%

INDUSTRIALS 1.1%
Singapore Airlines Ltd.	1,097,000	9,580

Total Singapore		9,580

SOUTH AFRICA 0.4%

HEALTH CARE 0.4%
Life Healthcare Group Holdings Ltd.	946,802	3,498

Total South Africa		3,498

SPAIN 1.3%

CONSUMER STAPLES 1.3%
Ebro Foods S.A.	654,593	10,820

Total Spain		10,820

SWITZERLAND 1.7%

HEALTH CARE 1.7%
Roche Holding AG	54,277	14,706

Total Switzerland		14,706

TAIWAN 1.1%

INFORMATION TECHNOLOGY 1.1%
Radiant Opto-Electronics Corp.	3,092,590	9,846

Total Taiwan		9,846

TURKEY 0.9%

INDUSTRIALS 0.9%
TAV Havalimanlari Holding A/S	945,521	7,719

Total Turkey		7,719

UNITED KINGDOM 12.2%

CONSUMER DISCRETIONARY 1.1%
ITV PLC	2,981,832	9,947

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 2.4%
Imperial Tobacco Group PLC	477,474	$21,018

FINANCIALS 5.6%
ICAP PLC	1,690,755	11,839
Lloyds Banking Group PLC (b)	19,053,192	22,411
St James’s Place PLC	1,089,864	13,742

		47,992

TELECOMMUNICATION SERVICES 3.1%
Vodafone Group PLC	7,688,379	26,361

Total United Kingdom		105,318

UNITED STATES 43.4%

CONSUMER DISCRETIONARY 8.8%
AMC Entertainment Holdings, Inc. ‘A’	162,344	4,250
General Motors Co.	495,850	17,310
Kohl’s Corp.	308,258	18,816
Regal Entertainment Group ‘A’	524,188	11,197
Target Corp.	317,863	24,129

		75,702

CONSUMER STAPLES 2.1%
Walgreens Boots Alliance, Inc.	234,896	17,899

ENERGY 0.2%
Peabody Energy Corp.	278,971	2,159

FINANCIALS 10.7%
Apollo Investment Corp.	1,184,446	8,789
Blackstone Group LP	250,396	8,471
JPMorgan Chase & Co.	276,648	17,313
KeyCorp	739,272	10,276
Navient Corp.	827,223	17,876
Prudential Financial, Inc.	177,729	16,077
Solar Capital Ltd.	735,210	13,241

		92,043

HEALTH CARE 3.1%
Merck & Co., Inc.	205,604	11,677
Pfizer, Inc.	498,786	15,537

		27,214

INDUSTRIALS 1.9%
Nielsen NV	180,500	8,074
Timken Co.	191,249	8,162

		16,236

INFORMATION TECHNOLOGY 9.2%
Cisco Systems, Inc.	865,577	24,076
Corning, Inc.	628,533	14,412
QUALCOMM, Inc.	250,562	18,625
Symantec Corp.	502,836	12,900
Western Digital Corp.	81,094	8,977

		78,990

		SHARES	MARKET VALUE (000S)
MATERIALS 3.2%
International Paper Co.		231,352	$12,396
Tronox Ltd. ‘A’		621,366	14,838

			27,234

UTILITIES 4.2%
ONE Gas, Inc.		411,500	16,962
PG&E Corp.		360,372	19,186

			36,148

Total United States			373,625

Total Common Stocks (Cost $711,237)			743,941

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.8%

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.500% due 06/01/2018 ^		$200	1
8.375% due 04/01/2022 ^		200	3

			4

Total Austria			4

BRAZIL 0.1%

BANKING & FINANCE 0.0%
Banco Votorantim S.A.
5.250% due 02/11/2016		200	205

UTILITIES 0.1%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		400	410

Total Brazil			615

CAYMAN ISLANDS 0.0%

UTILITIES 0.0%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		170	160

Total Cayman Islands			160

FRANCE 0.1%

BANKING & FINANCE 0.1%
BPCE S.A.
12.500% due 09/30/2019 (c)		100	136
12.500% due 09/30/2019 (c)	EUR	300	499

			635

INDUSTRIALS 0.0%
Europcar Groupe S.A.
11.500% due 05/15/2017		200	272

Total France			907

GERMANY 0.0%

INDUSTRIALS 0.0%
KP Germany Erste GmbH
11.625% due 07/15/2017		100	130

Total Germany			130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

BANKING & FINANCE 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$350	$362

Total Guernsey, Channel Islands			362

IRELAND 0.2%

BANKING & FINANCE 0.0%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		11	11
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		100	88
6.902% due 07/09/2020		100	80

			179

INDUSTRIALS 0.1%
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		200	190
7.487% due 03/25/2031	GBP	300	408
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		$400	383

			981

UTILITIES 0.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		100	103
Novatek OAO Via Novatek Finance Ltd.
6.604% due 02/03/2021		300	261
			364

Total Ireland			1,524

ITALY 0.0%

UTILITIES 0.0%
Telecom Italia SpA
6.375% due 06/24/2019	GBP	150	258

Total Italy			258

LUXEMBOURG 0.8%

BANKING & FINANCE 0.1%
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$1,000	891
3.352% due 11/15/2019	EUR	300	300
5.717% due 06/16/2021		$200	175

			1,366

INDUSTRIALS 0.0%
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		26	27

UTILITIES 0.7%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	221
6.000% due 11/27/2023		300	240
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		4,000	4,098
7.288% due 08/16/2037		139	127
8.625% due 04/28/2034		230	232
6.510% due 03/07/2022		900	810

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	63

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.605% due 02/13/2018	EUR	50	$59
5.999% due 01/23/2021		$30	26

			5,813

Total Luxembourg			7,206

MEXICO 0.0%

INDUSTRIALS 0.0%
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		300	18
9.250% due 06/30/2020 ^		100	6
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		300	23

			47

Total Mexico			47

NETHERLANDS 0.2%

BANKING & FINANCE 0.1%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	400	576

INDUSTRIALS 0.0%
Schaeffler Finance BV
7.750% due 02/15/2017		$100	110
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)	EUR	100	126

			236

UTILITIES 0.1%
Koninklijke KPN NV
6.125% due 09/14/2018 (c)		300	389

Total Netherlands			1,201

SPAIN 0.0%

INDUSTRIALS 0.0%
Obrascon Huarte Lain S.A.
8.750% due 03/15/2018		200	254

Total Spain			254

UNITED KINGDOM 0.5%

BANKING & FINANCE 0.3%
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	300	616
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020		200	324
LBG Capital PLC
15.000% due 12/21/2019		300	644
Mitchells & Butlers Finance PLC
1.010% due 12/15/2030		168	241
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	279
9.500% due 03/16/2022		$200	228
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	200	335

			2,667

INDUSTRIALS 0.2%
DFS Furniture Holdings PLC
7.625% due 08/15/2018		200	323

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Inns PLC
6.875% due 02/15/2021	GBP	200	$316
Marstons Issuer PLC
5.641% due 07/15/2035		200	298
Priory Group PLC
8.875% due 02/15/2019		200	323
Spirit Issuer PLC
6.582% due 12/28/2027		200	326
3.260% due 12/28/2031		22	34

			1,620

UTILITIES 0.0%
SSE PLC
5.625% due 10/01/2017 (c)		$200	211

Total United Kingdom			4,498

UNITED STATES 0.7%

BANKING & FINANCE 0.1%
Cantor Fitzgerald LP
7.875% due 10/15/2019		300	329
International Lease Finance Corp.
7.125% due 09/01/2018		325	365

			694

INDUSTRIALS 0.6%
Altria Group, Inc.
10.200% due 02/06/2039		65	113
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		291	225
9.000% due 02/15/2020		244	187
CVS Pass-Through Trust
8.353% due 07/10/2031		89	121
Delta Air Lines Pass-Through Trust
4.750% due 11/07/2021		86	92
First Data Corp.
7.375% due 06/15/2019		200	211
iHeartCommunications, Inc.
9.000% due 03/01/2021		3	3
Peabody Energy Corp.
7.375% due 11/01/2016		3,813	3,937
Reynolds Group Issuer, Inc.
8.500% due 05/15/2018		100	102
Rockies Express Pipeline LLC
5.625% due 04/15/2020		74	73
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		89	100
Vector Group Ltd.
7.750% due 02/15/2021		300	317

			5,481

UTILITIES 0.0%
NGPL PipeCo LLC
9.625% due 06/01/2019		150	151

Total United States			6,326

VENEZUELA 0.1%

INDUSTRIALS 0.1%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017		600	345

Total Venezuela			345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.0%

INDUSTRIALS 0.0%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$400	$338

Total Virgin Islands (British)		338

Total Corporate Bonds & Notes (Cost $25,691)		24,175

MORTGAGE-BACKED SECURITIES 2.8%

UNITED STATES 2.8%
American Home Mortgage Assets Trust
6.250% due 06/25/2037	172	118
Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^	96	83
6.000% due 06/25/2046 ^	118	94
6.000% due 07/25/2046 ^	193	160
Banc of America Funding Trust
5.293% due 05/20/2036	47	45
6.000% due 08/25/2037 ^	224	198
Banc of America Mortgage Trust
5.424% due 11/20/2046 ^	27	23
6.000% due 10/25/2036 ^	57	49
Bear Stearns ALT-A Trust
2.799% due 05/25/2036 ^	219	154
5.065% due 09/25/2035 ^	146	116
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	267	249
Chase Mortgage Finance Trust
2.515% due 09/25/2036	110	94
Citigroup Mortgage Loan Trust, Inc.
2.730% due 07/25/2046 ^	26	23
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037 ^	147	127
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	49	43
Countrywide Alternative Loan Trust
0.870% due 10/25/2037 ^	7,414	3,744
6.000% due 05/25/2036 ^	249	209
6.000% due 05/25/2036	2,966	2,575
6.000% due 06/25/2036 ^	269	236
6.000% due 02/25/2037 ^	228	183
6.000% due 03/25/2037 ^	77	63
6.000% due 05/25/2037 ^	23	19
6.000% due 06/25/2037 ^	769	661
6.250% due 12/25/2036 ^	47	40
6.500% due 12/25/2036 ^	2,300	1,914
6.500% due 11/25/2037 ^	79	67
Countrywide Home Loan Mortgage Pass-Through Trust
0.670% due 07/25/2037 ^	49	36
2.527% due 09/25/2037 ^	139	121
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^	27	20
6.000% due 01/25/2036	82	65
Credit Suisse Mortgage Capital Certificates
2.594% due 12/29/2037	219	117
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 03/25/2037 ^	6	6
6.500% due 10/25/2021	149	131
6.750% due 08/25/2036 ^	34	27
Deutsche ALT-A Securities, Inc.
0.370% due 02/25/2047	33	27
First Horizon Alternative Mortgage Securities Trust
2.316% due 06/25/2036	814	635
HarborView Mortgage Loan Trust
0.505% due 06/20/2035	8	7
4.595% due 06/19/2036 ^	33	24

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037	$28	$25
IndyMac Mortgage Loan Trust
2.261% due 06/25/2037	264	156
2.835% due 05/25/2037	184	130
4.523% due 08/25/2035	123	102
4.523% due 08/25/2035 ^	246	203
JPMorgan Alternative Loan Trust
5.683% due 05/26/2037	146	132
JPMorgan Mortgage Trust
6.500% due 07/25/2036	129	109
Merrill Lynch Mortgage Investors Trust
2.475% due 02/25/2036	17	16
3.094% due 03/25/2036 ^	26	18
Morgan Stanley Mortgage Loan Trust
2.496% due 06/25/2037	794	539
6.000% due 10/25/2037 ^	2,830	2,303
RBSSP Resecuritization Trust
7.843% due 06/26/2037	223	130
Residential Accredit Loans, Inc. Trust
0.570% due 10/25/2045	185	145
5.500% due 03/25/2037	951	747
6.000% due 08/25/2036	175	141
6.000% due 08/25/2036 ^	150	121
6.250% due 03/25/2037 ^	73	60
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036	21	19
Structured Adjustable Rate Mortgage Loan Trust
2.538% due 10/25/2036	4,433	3,332
Wachovia Bank Commercial Mortgage Trust
4.982% due 02/15/2035	546	546
Wells Fargo Alternative Loan Trust
2.590% due 07/25/2037	2,884	2,442
6.250% due 11/25/2037 ^	386	370

Total Mortgage-Backed Securities (Cost $23,460)		24,289

MUNICIPAL BONDS & NOTES 0.1%

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	230	199

Total Michigan		199

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	385	290

Total Virginia		290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$375	$323

Total West Virginia			323

Total Municipal Bonds & Notes (Cost $799)			812

		SHARES
PREFERRED STOCKS 0.0%

UNITED STATES 0.0%

UTILITIES 0.0%
DTE Energy Co.
5.250% due 12/01/2062		5,150	127

Total Preferred Stocks (Cost $106)			127

REAL ESTATE INVESTMENT TRUSTS 3.8%

UNITED STATES 3.8%

FINANCIALS 3.8%
Colony Financial, Inc.		888,654	21,168
Ryman Hospitality Properties, Inc.		220,878	11,649

			32,817

Total Real Estate Investment Trusts (Cost $29,200)			32,817

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.3%

BRAZIL 0.1%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	1,253	462
6.000% due 08/15/2050		649	239

Total Brazil			701

GREECE 0.0%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	29,000	198
4.500% due 07/03/2017		10,000	67

Total Greece			265

RUSSIA 0.1%
Russia Government International Bond
5.625% due 04/04/2042		$200	168
5.875% due 09/16/2043		200	174
7.500% due 03/31/2030		30	31

Total Russia			373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 0.1%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	100	$122
4.750% due 06/04/2018		300	392
Autonomous Community of Madrid
5.750% due 02/01/2018		100	139
Autonomous Community of Valencia
3.250% due 07/06/2015		50	61
4.375% due 07/16/2015		200	247

Total Spain			961

VENEZUELA 0.0%
Venezuela Government International Bond
7.650% due 04/21/2025		$100	43
7.750% due 10/13/2019		200	90

Total Venezuela			133

Total Sovereign Issues (Cost $2,883)			2,433

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.1%
			995

Total Short-Term Instruments (Cost $995)			995

Total Investments in Securities (Cost $812,001)			848,014

		SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%
PIMCO Short-Term Floating NAV Portfolio		2,590	26
PIMCO Short-Term Floating NAV Portfolio III		1,035,371	10,262

Total Short-Term Instruments (Cost $10,291)			10,288

Total Investments in Affiliates (Cost $10,291)			10,288

Total Investments 99.6% (Cost $822,292)			$858,302

Financial Derivative Instruments (e)(f) 0.1% (Cost or Premiums, net $37)			1,183

Other Assets and Liabilities, net 0.3%			1,916

Net Assets 100.0%			$861,401

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Security did not produce income within the last twelve months.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	65

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$995	Fannie Mae 2.260% due 10/17/2022	$(1,018)	$995	$995

Total Repurchase Agreements						$(1,018)	$995	$995

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$995	$0	$0	$0	$995	$(1,018)	$(23)

Total Borrowings and Other Financing Transactions	$995	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
British pound currency March Futures	Short	03/2015	45	$34	$0	$(6)
Euro currency March Futures	Short	03/2015	39	167	27	0
Mexican Peso currency March Futures	Short	03/2015	11	9	0	0

Total Futures Contracts				$210	$27	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $195 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$27	$0	$27	$0	$ (6)	$0	$ (6)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015	$		13,316		JPY	1,596,931	$16	$0
	02/2015		JPY	1,596,931	$		13,319	0	(17)

CBK	01/2015	$		38,790		EUR	31,650	0	(492)
	02/2015		EUR	31,650	$		38,801	491	0

GLM	01/2015		JPY	1,596,931			13,492	160	0

JPM	01/2015		EUR	31,650			39,251	953	0

Total Forward Foreign Currency Contracts								$1,620	$(509)

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Russia Government International Bond	1.000%	09/20/2024	4.598%	$ 8	$(1)	$(1)	$0	$(2)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	50	Not Applicable, Fully Funded	02/11/2015	$21	$21	$14	$35	$0
	Receive	OGX Petroleo e Gas Participaceos S.A.	40	Not Applicable, Fully Funded	04/11/2015	17	17	1	18	0

							$38	$15	$53	$0

Total Swap Agreements							$37	$14	$53	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$16	$0	$0	$16	$(17)	$0	$0	$(17)	$(1)	$0	$(1)
CBK	491	0	0	491	(492)	0	0	(492)	(1)	0	(1)
DUB	0	0	53	53	0	0	0	0	53	0	53
GLM	160	0	0	160	0	0	0	0	160	(260)	(100)
HUS	0	0	0	0	0	0	(2)	(2)	(2)	(290)	(292)
JPM	953	0	0	953	0	0	0	0	953	(710)	243

Total Over the Counter	$1,620	$0	$53	$1,673	$(509)	$0	$(2)	$(511)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$27	$0	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,620	$0	$1,620
Swap Agreements	0	0	53	0	0	53

	$0	$0	$53	$1,620	$0	$1,673

	$0	$0	$53	$1,647	$0	$1,700

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	67

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$6	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$509	$0	$509
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$509	$0	$511

	$0	$2	$0	$515	$0	$517

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$865	$0	$865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,906	$0	$2,906

	$0	$0	$0	$3,771	$0	$3,771

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$385	$0	$385

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,084	$0	$1,084
Swap Agreements	0	(12)	15	0	0	3

	$0	$(12)	$15	$1,084	$0	$1,087

	$0	$(12)	$15	$1,469	$0	$1,472

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Asset-Backed Securities
United States	$0	$15,664	$0	$15,664
Bank Loan Obligations
Brazil	0	0	12	12
Luxembourg	0	245	0	245
United States	0	2,504	0	2,504
Common Stocks
Australia
Industrials	0	7,901	0	7,901
Bermuda
Energy	13,406	0	0	13,406
Brazil
Industrials	4,595	0	0	4,595
Utilities	7,343	0	0	7,343
China
Consumer Staples	0	7,969	0	7,969
Cyprus
Energy	0	4,088	0	4,088
France
Energy	0	11,682	0	11,682
Financials	0	11,058	0	11,058
Utilities	0	27,177	0	27,177
Hong Kong
Industrials	0	4,558	0	4,558
Telecommunication Services	0	15,307	0	15,307

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Israel
Health Care	$16,520	$0	$0	$16,520
Italy
Financials	0	23,286	0	23,286
Industrials	0	7,271	0	7,271
Japan
Consumer Discretionary	0	16,602	0	16,602
Telecommunication Services	0	11,805	0	11,805
Luxembourg
Industrials	0	7,221	0	7,221
Netherlands
Financials	0	11,040	0	11,040
Singapore
Industrials	0	9,580	0	9,580
South Africa
Health Care	0	3,498	0	3,498
Spain
Consumer Staples	0	10,820	0	10,820
Switzerland
Health Care	0	14,706	0	14,706
Taiwan
Information Technology	0	9,846	0	9,846
Turkey
Industrials	0	7,719	0	7,719

68	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
United Kingdom
Consumer Discretionary	$0	$9,947	$0	$9,947
Consumer Staples	0	21,018	0	21,018
Financials	0	47,992	0	47,992
Telecommunication Services	0	26,361	0	26,361
United States
Consumer Discretionary	75,702	0	0	75,702
Consumer Staples	17,899	0	0	17,899
Energy	2,159	0	0	2,159
Financials	92,043	0	0	92,043
Health Care	27,214	0	0	27,214
Industrials	16,236	0	0	16,236
Information Technology	78,990	0	0	78,990
Materials	27,234	0	0	27,234
Utilities	36,148	0	0	36,148
Corporate Bonds & Notes
Austria
Industrials	0	4	0	4
Brazil
Banking & Finance	0	205	0	205
Utilities	0	410	0	410
Cayman Islands
Utilities	0	160	0	160
France
Banking & Finance	0	635	0	635
Industrials	0	272	0	272
Germany
Industrials	0	130	0	130
Guernsey, Channel Islands
Banking & Finance	0	362	0	362
Ireland
Banking & Finance	0	179	0	179
Industrials	0	981	0	981
Utilities	0	364	0	364
Italy
Utilities	0	258	0	258
Luxembourg
Banking & Finance	0	1,366	0	1,366
Industrials	0	27	0	27
Utilities	0	5,813	0	5,813
Mexico
Industrials	0	47	0	47
Netherlands
Banking & Finance	0	576	0	576
Industrials	0	236	0	236
Utilities	0	389	0	389
Spain
Industrials	0	254	0	254
United Kingdom
Banking & Finance	0	2,667	0	2,667
Industrials	0	1,620	0	1,620
Utilities	0	211	0	211

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
United States
Banking & Finance	$0	$694	$0	$694
Industrials	0	4,878	603	5,481
Utilities	0	151	0	151
Venezuela
Industrials	0	345	0	345
Virgin Islands (British)
Industrials	0	338	0	338
Mortgage-Backed Securities
United States	0	24,289	0	24,289
Municipal Bonds & Notes
Michigan	0	199	0	199
Virginia	0	290	0	290
West Virginia	0	323	0	323
Preferred Stocks
United States
Utilities	0	127	0	127
Real Estate Investment Trusts
United States
Financials	32,817	0	0	32,817
Sovereign Issues
Brazil	0	701	0	701
Greece	0	265	0	265
Russia	0	373	0	373
Spain	0	961	0	961
Venezuela	0	133	0	133
Short-Term Instruments
Repurchase Agreements	0	995	0	995
	$448,306	$399,093	$615	$848,014

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,288	$0	$0	$10,288

Total Investments	$458,594	$399,093	$615	$858,302

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	0	0	27
Over the counter	0	1,620	53	1,673
	$27	$1,620	$53	$1,700

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	0	0	(6)
Over the counter	0	(511)	0	(511)
	$(6)	$(511)	$0	$(517)

Totals	$458,615	$400,202	$668	$859,485

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	69

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 5.0%

U.S. TREASURY OBLIGATIONS 4.0%
U.S. Treasury Notes
2.125% due 12/31/2021 (c)	$1,100	$1,111

Total U.S. Treasury Obligations (Cost $1,091)		1,111

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (b) 1.0%
		298

Total Short-Term Instruments (Cost $298)		298

Total Investments in Securities (Cost $1,389)		1,409

	SHARES
INVESTMENTS IN AFFILIATES 98.9%

MUTUAL FUNDS (a) 98.1%
PIMCO Emerging Local Bond Fund	835,101	6,948
PIMCO Emerging Markets Bond Fund	349,108	3,540
PIMCO Emerging Markets Corporate Bond Fund	209,976	2,226

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Emerging Markets Fund	1,733,754	$14,772

Total Mutual Funds (Cost $30,965)		27,486

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%
PIMCO Short-Term Floating NAV Portfolio	1,243	12
PIMCO Short-Term Floating NAV Portfolio III	20,185	200

Total Short-Term Instruments (Cost $213)		212

Total Investments in Affiliates (Cost $31,178)		27,698

Total Investments 103.9% (Cost $32,567)		$29,107

Financial Derivative Instruments (d)(e) (0.1%) (Cost or Premiums, net $(6))		(30)

Other Assets and Liabilities, net (3.8%)		(1,067)

Net Assets 100.0%		$28,010

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$298	Fannie Mae 2.260% due 10/17/2022	$(307)	$298	$298

Total Repurchase Agreements						$(307)	$298	$298

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.320%	12/31/2014	01/07/2015	$(1,110)	$(1,110)

Total Sale-Buyback Transactions					$(1,110)

(2)

As of December 31, 2014, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2014 was $6 at a weighted average interest rate of 0.320%.

70	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(c)	Securities with an aggregate market value of $1,111 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$298	$0	$0	$0	$298	$(307)	$(9)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,110)	0	(1,110)	1,111	1

Total Borrowings and Other Financing Transactions	$298	$0	$(1,110)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2015	2	$(2)	$0	$(2)
Mini MSCI Emerging Markets Index March Futures	Long	03/2015	3	1	0	0

Total Futures Contracts				$(1)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $22 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(2)	$0	$(2)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015	$		161		JPY	19,327	$0	$0
	02/2015		HKD	822	$		106	0	0
	02/2015		JPY	19,327			161	0	0
	02/2015		THB	10,889			333	3	0
	02/2015	$		60		HKD	465	0	0

BPS	01/2015		BRL	722	$		278	6	0
	01/2015		ILS	233			60	0	0
	01/2015	$		272		BRL	722	0	0
	06/2015		COP	36,844	$		16	1	0

BRC	01/2015		CZK	11,327			519	24	0
	01/2015		RUB	6,123			116	15	0
	02/2015		MYR	970			288	13	0
	02/2015		TWD	7,358			242	9	0
	02/2015	$		228		INR	14,341	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	71

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	01/2015		RUB	492	$		7	$0	$(1)
	01/2015	$		139		TRY	325	0	(1)
	01/2015			10		ZAR	114	0	0
	02/2015		HKD	2,684	$		346	0	0
	02/2015	$		7		RUB	492	1	0

DUB	01/2015		BRL	722	$		272	0	0
	01/2015	$		281		BRL	722	0	(9)
	01/2015			110		IDR	1,362,312	0	(1)
	02/2015			60		PHP	2,706	0	0
	07/2015		BRL	722	$		266	8	0

FBF	01/2015		HUF	115,943			477	34	0
	01/2015		JPY	19,327			163	2	0
	02/2015		GBP	16			25	0	0
	02/2015		KRW	82,434			74	0	(1)

GLM	01/2015		ZAR	1,128			102	5	0
	02/2015		KRW	70,052			65	1	0
	02/2015	$		67		EUR	53	0	(2)

HUS	01/2015		CLP	38,048	$		65	3	0
	01/2015	$		177		RUB	9,498	0	(21)
	01/2015		ZAR	344	$		30	1	0

JPM	01/2015		RUB	312			5	0	(1)
	02/2015		HKD	28			4	0	0
	02/2015		INR	18,049			281	0	(2)
	02/2015		KRW	334,937			307	6	(5)
	02/2015		MYR	1,190			338	0	0
	02/2015	$		194		MXN	2,749	0	(8)
	02/2015			292		MYR	960	0	(19)
	02/2015			57		RUB	3,242	1	(3)
	04/2015		PEN	1,694	$		567	9	0

RBC	02/2015		MXN	1,185			90	9	0
	02/2015	$		312		MXN	4,407	0	(13)

SOG	01/2015			282		PLN	948	0	(15)
	02/2015		HKD	1,582	$		204	0	0

UAG	02/2015		CNY	5,113			828	0	(2)
	02/2015	$		70		MYR	233	0	(4)

Total Forward Foreign Currency Contracts								$151	$(111)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR 0	$14	$12

Total Purchased Options					$14	$12

WRITTEN OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 0	$(14)	$(14)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price (1)		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC BNP Paribas Equity Index	$	—	02/05/2015	$800	$(1)	$(1)

Total Written Options						$(15)	$(15)

(1)	Strike Price determined when exercised based on predetermined terms.

72	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	2,230	$0	$(73)
Sales	0	800	(26)
Closing Buys	0	0	11
Expirations	(2,230)	0	73
Exercised	0	0	0

Balance at End of Period	0	$800	$(15)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Russia Government International Bond	1.000%	09/20/2015	5.125%	$ 600	$0	$(17)	$0	$(17)

RYL	China Government International Bond	1.000%	12/20/2016	0.310%	100	(5)	6	1	0

						$(5)	$(11)	$1	$(17)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	1,500,000	3-Month USD-LIBOR plus a specified spread	03/13/2015	KRW	375,000	$(8)	$0	$(8)

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	iShares MSCI Emerging Markets ETF	23,890	3-Month USD-LIBOR less a specified spread	08/14/2015	$ 979		$(41)	$0	$(41)

Total Swap Agreements							$(5)	$(60)	$1	$(66)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$3	$0	$0	$3	$(0)	$0	$(8)	$(8)	$(5)	$0	$(5)
BPS	7	0	0	7	(0)	(1)	(41)	(42)	(35)	0	(35)
BRC	61	0	0	61	(3)	0	0	(3)	58	0	58
CBK	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
DUB	8	0	0	8	(10)	0	0	(10)	(2)	0	(2)
FBF	36	12	0	48	(1)	(14)	(17)	(32)	16	0	16
GLM	6	0	0	6	(2)	0	0	(2)	4	0	4
HUS	4	0	0	4	(21)	0	0	(21)	(17)	0	(17)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	73

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
JPM	$16	$0	$0	$16	$(38)	$0	$0	$(38)	$(22)	$0	$(22)
RBC	9	0	0	9	(13)	0	0	(13)	(4)	0	(4)
RYL	0	0	1	1	0	0	0	0	1	0	1
SOG	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
UAG	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)

Total Over the Counter	$151	$12	$1	$164	$(111)	$(15)	$(66)	$(192)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151	$0	$151
Purchased Options	0	0	12	0	0	12
Swap Agreements	0	1	0	0	0	1

	$0	$1	$12	$151	$0	$164

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2	$0	$0	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111	$0	$111
Written Options	0	0	15	0	0	15
Swap Agreements	0	17	49	0	0	66

	$0	$17	$64	$111	$0	$192

	$0	$17	$66	$111	$0	$194

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(129)	$0	$0	$(129)
Written Options	0	0	73	0	0	73
Futures	0	0	(9)	0	4	(5)

	$0	$0	$(65)	$0	$4	$(61)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$171	$0	$171
Purchased Options	0	0	(5)	0	0	(5)
Swap Agreements	0	7	5	0	0	12

	$0	$7	$0	$171	$0	$178

	$0	$7	$(65)	$171	$4	$117

74	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$44	$0	$0	$44
Written Options	0	0	(24)	0	0	(24)
Futures	0	0	(1)	0	(7)	(8)

	$0	$0	$19	$0	$(7)	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39
Purchased Options	0	0	(2)	0	0	(2)
Swap Agreements	0	(21)	(78)	0	0	(99)

	$0	$(21)	$(80)	$39	$0	$(62)

	$0	$(21)	$(61)	$39	$(7)	$(50)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations
United States	$0	$1,111	$0	$1,111
Short-Term Instruments
Repurchase Agreements	0	298	0	298
	$0	$1,409	$0	$1,409

Investments in Affiliates, at Value
Mutual Funds
United States	27,486	0	0	27,486
Short-Term Instruments
Central Funds Used for Cash Management Purposes	212	0	0	212
	$27,698	$0	$0	$27,698

Total Investments	$27,698	$1,409	$0	$29,107

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Over the counter	$0	$164	$0	$164

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	0	0	(2)
Over the counter	0	(191)	(1)	(192)
	$(2)	$(191)	$(1)	$(194)

Totals	$27,696	$1,382	$(1)	$29,077

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	75

Schedule of Investments PIMCO EqS® Emerging Markets Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.1%

COMMON STOCKS 84.9%

AUSTRALIA 0.9%

MATERIALS 0.9%
Iluka Resources Ltd.	200,648	$964

Total Australia		964

BERMUDA 0.2%

ENERGY 0.2%
Seadrill Ltd.	20,758	240

Total Bermuda		240

BRAZIL 7.7%

CONSUMER DISCRETIONARY 1.1%
Kroton Educacional S.A.	194,960	1,137

CONSUMER STAPLES 1.3%
AMBEV S.A. - ADR	217,472	1,353

FINANCIALS 4.2%
CETIP S.A. - Mercados Organizados	103,217	1,250
Itau Unibanco Holding S.A. - ADR	178,392	2,321
Multiplan Empreendimentos Imobiliarios S.A.	46,100	823

		4,394

INDUSTRIALS 1.1%
CCR S.A.	207,400	1,202

Total Brazil		8,086

CAMBODIA 1.6%

CONSUMER DISCRETIONARY 1.6%
NagaCorp Ltd.	2,126,000	1,732

Total Cambodia		1,732

CHINA 15.9%

CONSUMER DISCRETIONARY 1.6%
Great Wall Motor Co. Ltd.	297,000	1,686

CONSUMER STAPLES 1.1%
Want Want China Holdings Ltd.	842,000	1,107

ENERGY 2.5%
China Petroleum & Chemical Corp. ‘H’	2,258,000	1,828
China Shenhua Energy Co. Ltd. ‘H’	277,000	816

		2,644

FINANCIALS 6.7%
China Construction Bank Corp. ‘H’	2,266,000	1,845
China Pacific Insurance Group Co. Ltd. ‘H’	453,400	2,267
Industrial & Commercial Bank of China Ltd. ‘H’	4,121,000	3,009

		7,121

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 4.0%
Alibaba Group Holding Ltd. ADR (a)	7,280	$756
Baidu, Inc. SP - ADR (a)	5,789	1,320
Tencent Holdings Ltd.	144,600	2,092

		4,168

Total China		16,726

FRANCE 1.3%

ENERGY 1.3%
Total S.A.	26,994	1,383

Total France		1,383

GREECE 0.9%

FINANCIALS 0.9%
Eurobank Ergasias S.A. (a)	4,399,635	983

Total Greece		983

HONG KONG 6.3%

FINANCIALS 3.5%
AIA Group Ltd.	444,384	2,442
China Overseas Land & Investment Ltd.	398,000	1,180

		3,622

INFORMATION TECHNOLOGY 0.6%
China High Precision Automation Group Ltd.	8,446,000	664

TELECOMMUNICATION SERVICES 2.2%
China Mobile Ltd.	200,500	2,354

Total Hong Kong		6,640

INDIA 10.4%

CONSUMER DISCRETIONARY 3.3%
Bajaj Auto Ltd.	28,664	1,101
Tata Motors Ltd.	301,436	2,357

		3,458

CONSUMER STAPLES 0.5%
ITC Ltd.	92,391	538

FINANCIALS 4.5%
Axis Bank Ltd.	285,454	2,257
Housing Development Finance Corp. Ltd.	138,181	2,471

		4,728

HEALTH CARE 1.1%
Lupin Ltd.	52,579	1,189

INFORMATION TECHNOLOGY 1.0%
HCL Technologies Ltd.	43,858	1,113

Total India		11,026

	SHARES	MARKET VALUE (000S)
INDONESIA 1.2%

CONSUMER DISCRETIONARY 1.2%
Matahari Department Store Tbk PT	1,081,200	$1,303

Total Indonesia		1,303

ISRAEL 1.5%

INFORMATION TECHNOLOGY 1.5%
Check Point Software Technologies Ltd. (a)	20,648	1,622

Total Israel		1,622

JAPAN 3.6%

INDUSTRIALS 2.5%
Mitsubishi Electric Corp.	102,000	1,212
NSK Ltd.	123,000	1,452

		2,664

INFORMATION TECHNOLOGY 1.1%
Omron Corp.	24,800	1,109

Total Japan		3,773

MACAU 0.7%

CONSUMER DISCRETIONARY 0.7%
Sands China Ltd.	158,400	772

Total Macau		772

MEXICO 2.2%

FINANCIALS 2.2%
Bolsa Mexicana de Valores S.A.B. de C.V.	747,000	1,353
Grupo Financiero Banorte S.A.B. de C.V.	175,600	970

		2,323

Total Mexico		2,323

NORWAY 1.2%

CONSUMER STAPLES 1.2%
Marine Harvest ASA	92,392	1,269

Total Norway		1,269

PERU 3.8%

FINANCIALS 2.1%
Credicorp Ltd.	13,573	2,174

MATERIALS 1.7%
Cementos Pacasmayo S.A.A. - ADR	208,724	1,820

Total Peru		3,994

POLAND 0.8%

FINANCIALS 0.8%
Powszechna Kasa Oszczednosci Bank Polski S.A.	83,763	841

Total Poland		841

76	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
RUSSIA 0.8%

CONSUMER STAPLES 0.8%
Magnit PJSC	18,717	$850

Total Russia		850

SOUTH AFRICA 3.6%

CONSUMER DISCRETIONARY 1.3%
Naspers Ltd. ‘N’	10,775	1,394

FINANCIALS 0.6%
FirstRand Ltd.	150,490	654

TELECOMMUNICATION SERVICES 1.7%
MTN Group Ltd.	90,448	1,721

Total South Africa		3,769

SOUTH KOREA 8.7%

CONSUMER DISCRETIONARY 2.6%
Kia Motors Corp.	57,224	2,719

CONSUMER STAPLES 1.0%
Amorepacific Corp.	518	1,046

INFORMATION TECHNOLOGY 3.5%
Samsung Electronics Co. Ltd.	3,102	3,729

MATERIALS 0.9%
POSCO Processing & Service Co. Ltd.	3,707	934

TELECOMMUNICATION SERVICES 0.7%
SK Telecom Co. Ltd.	2,950	721

Total South Korea		9,149

TAIWAN 9.2%

INFORMATION TECHNOLOGY 9.2%
Chicony Electronics Co. Ltd.	628,158	1,749
Hon Hai Precision Industry Co. Ltd.	352,040	972

	SHARES	MARKET VALUE (000S)
MediaTek, Inc.	171,000	$2,486
Taiwan Semiconductor Manufacturing Co. Ltd.	369,000	1,626
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	129,713	2,903

		9,736

Total Taiwan		9,736

THAILAND 1.3%

FINANCIALS 1.3%
Kasikornbank PCL - NVDR	193,600	1,339

Total Thailand		1,339

TURKEY 0.6%

FINANCIALS 0.6%
Turkiye Garanti Bankasi A/S	144,523	581

Total Turkey		581

UNITED STATES 0.5%

CONSUMER DISCRETIONARY 0.5%
Samsonite International S.A.	174,600	517

Total United States		517

Total Common Stocks (Cost $93,848)		89,618

PREFERRED STOCKS 1.1%

BRAZIL 1.1%

CONSUMER STAPLES 1.1%
Cia Brasileira de Distribuicao	30,642	1,137

Total Preferred Stocks (Cost $1,359)		1,137

WARRANTS 1.0%

UNITED STATES 1.0%

CONSUMER DISCRETIONARY 0.6%
Kweichow Moutai Co. Ltd. - Exp. 01/15/2016	11,679	357
Qingdao Haier Co. Ltd. - 01/15/2016	100,020	299

		656

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%
China Construction Bank Corp. - Exp. 01/15/2016	399,767	$433

Total Warrants (Cost $809)		1,089

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 0.2%
		168

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.9%
0.023% due 04/23/2015 (e)	$943	943

Total Short-Term Instruments (Cost $1,111)		1,111

Total Investments in Securities (Cost $97,127)		92,955

	SHARES
INVESTMENTS IN AFFILIATES 10.6%

SHORT-TERM INSTRUMENTS 10.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.6%
PIMCO Short-Term Floating NAV Portfolio	12,976	130
PIMCO Short-Term Floating NAV Portfolio III	1,120,012	11,101

Total Short-Term Instruments (Cost $11,294)		11,231

Total Investments in Affiliates (Cost $11,294)		11,231

Total Investments 98.7% (Cost $108,421)		$104,186

Financial Derivative Instruments (c)(d) 0.7% (Cost or Premiums, net $0)		719

Other Assets and Liabilities, net 0.6%		637

Net Assets 100.0%		$105,542

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$168	Fannie Mae 2.260% due 10/17/2022	$(175)	$168	$168

Total Repurchase Agreements						$(175)	$168	$168

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	77

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$168	$0	$0	$0	$168	$(175)	$(7)

Total Borrowings and Other Financing Transactions	$168	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
MEXBOL Index March Futures	Long	03/2015	81	$107	$0	$(14)
Mini MSCI Emerging Markets Index March Futures	Long	03/2015	12	15	1	0

Total Futures Contracts				$122	$1	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

Cash of $219 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0	$ (14)	$0	$ (14)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	198	$		75	$0	$0
	01/2015	$		76		BRL	198	0	(1)
	01/2015			1,379		RUB	71,813	0	(194)
	02/2015		EUR	409	$		510	14	0
	02/2015		MXN	4,606			338	27	0
	03/2015	$		2,159		MXN	30,853	0	(78)
	04/2015		BRL	198	$		74	1	0

BPS	01/2015			2,876			1,107	25	0
	01/2015		ILS	4,033			1,040	6	0
	01/2015	$		1,083		BRL	2,876	0	(1)
	02/2015		INR	13,285	$		213	5	0
	02/2015		MXN	28,025			2,113	217	0
	06/2015	$		994		COP	2,288,599	0	(41)

BRC	01/2015		TRY	754	$		331	10	0
	01/2015	$		274		CZK	5,968	0	(13)
	01/2015			93		PLN	310	0	(5)
	01/2015		ZAR	7,429	$		642	2	0
	02/2015		MXN	8,154			595	44	0
	02/2015		THB	9,008			272	0	(1)
	02/2015		TWD	15,784			519	20	0
	02/2015	$		119		HKD	923	0	0
	02/2015			527		INR	32,990	0	(10)
	02/2015			343		MXN	4,654	0	(28)

78	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	01/2015		AUD	1,670	$		1,429	$65	$0
	01/2015		INR	93,704			1,502	23	0
	01/2015	$		93		PLN	310	0	(5)
	02/2015		EUR	2,040	$		2,562	91	0
	02/2015		GBP	339			532	4	0
	02/2015		INR	59,271			948	19	0
	03/2015	$		836		MXN	12,013	0	(25)

DUB	01/2015		BRL	2,876	$		1,083	1	0
	01/2015		TRY	499			221	9	0
	01/2015	$		1,118		BRL	2,876	0	(36)
	01/2015			951		IDR	11,793,638	0	(5)
	01/2015			5,353		ZAR	60,004	0	(186)
	07/2015		BRL	2,876	$		1,060	31	0

FBF	02/2015		INR	26,813			429	9	0
	02/2015	$		462		KRW	489,812	0	(15)

GLM	01/2015		BRL	198	$		76	1	0
	01/2015	$		75		BRL	198	0	0
	01/2015			243		PLN	819	0	(12)
	02/2015		NOK	4,481	$		659	58	0
	02/2015	$		39		MYR	128	0	(3)

HUS	01/2015		RUB	77,371	$		1,233	0	(43)
	01/2015	$		1,703		CLP	992,180	0	(70)
	01/2015			1,763		TRY	4,093	0	(22)
	02/2015		NOK	13,525	$		1,989	177	0
	02/2015	$		882		THB	28,924	0	(5)

JPM	01/2015			837		ILS	3,310	11	0
	01/2015			127		INR	7,917	0	(2)
	01/2015			93		PLN	310	0	(5)
	01/2015			83		RUB	5,557	9	0
	02/2015		HKD	114	$		15	0	0
	02/2015		INR	54,424			871	18	0
	02/2015		MXN	3,511			248	11	0
	02/2015	$		353		HKD	2,735	0	0
	02/2015			8,101		KRW	8,582,666	0	(275)
	02/2015			1,212		MXN	17,207	0	(48)

MSB	02/2015		JPY	455,371	$		3,907	105	0
	02/2015	$		539		GBP	344	0	(3)
	02/2015			1,084		MXN	15,329	0	(47)
	02/2015			644		NOK	4,525	0	(38)
	02/2015			164		THB	5,424	1	0

RBC	02/2015		MXN	43,450	$		3,268	329	0
	02/2015	$		1,382		MXN	19,562	0	(58)

SCX	01/2015			521		IDR	6,414,501	0	(6)
	02/2015			1,084		MXN	15,329	0	(47)

SOG	01/2015		INR	4,844	$		78	2	0
	01/2015	$		337		PLN	1,133	0	(18)
	03/2015			1,077		MXN	15,311	0	(44)

UAG	02/2015		INR	14,616	$		234	5	0
	02/2015		MXN	1,393			102	8	0
	02/2015	$		640		BRL	1,688	0	(10)
	02/2015			263		KRW	281,031	0	(7)
	02/2015			4,070		MYR	13,372	0	(270)

Total Forward Foreign Currency Contracts								$1,358	$(1,677)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	9,500,000	3-Month USD-LIBOR plus a specified spread	03/13/2015	KRW	2,394,238	$(70)	$0	$(70)

GST	Receive	Euro STOXX 600 Oil & Gas Price Index	2,612	1-Month USD-LIBOR plus a specified spread	11/23/2015	EUR	687	67	67	0

								$(3)	$67	$(70)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	79

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	Alrosa AO	534,723	1-Month USD-LIBOR plus a specified spread	05/12/2015	$451	$92	$92	$0

SOG	Receive	China Construction Bank Corp.	1,082,435	1-Month USD-LIBOR plus a specified spread	07/30/2015	726	433	433	0
	Receive	Kweichow Moutai Co. Ltd.	52,964	1-Month USD-LIBOR plus a specified spread	07/30/2015	1,221	379	379	0
	Receive	Qingdao Haier Co., Ltd.	207,700	1-Month USD-LIBOR plus a specified spread	11/30/2015	557	60	60	0
	Receive	Fuyao Group Glass Industry Co., Ltd.	262,400	1-Month USD-LIBOR plus a specified spread	12/29/2015	851	90	90	0

							$1,054	$1,054	$0

Total Swap Agreements							$1,051	$1,121	$(70)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(e)	Securities with an aggregate market value of $943 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure(2)
BOA	$42	$0	$92	$134	$(273)	$0	$(70)	$(343)	$(209)	$81	$(128)
BPS	253	0	0	253	(42)	0	0	(42)	211	0	211
BRC	76	0	0	76	(57)	0	0	(57)	19	0	19
CBK	202	0	0	202	(30)	0	0	(30)	172	0	172
DUB	41	0	0	41	(227)	0	0	(227)	(186)	261	75
FBF	9	0	0	9	(15)	0	0	(15)	(6)	0	(6)
GLM	59	0	0	59	(15)	0	0	(15)	44	(30)	14
GST	0	0	67	67	0	0	0	0	67	0	67
HUS	177	0	0	177	(140)	0	0	(140)	37	0	37
JPM	49	0	0	49	(330)	0	0	(330)	(281)	310	29
MSB	106	0	0	106	(88)	0	0	(88)	18	0	18
RBC	329	0	0	329	(58)	0	0	(58)	271	(280)	(9)
SCX	0	0	0	0	(53)	0	0	(53)	(53)	0	(53)
SOG	2	0	962	964	(62)	0	0	(62)	902	(650)	252
UAG	13	0	0	13	(287)	0	0	(287)	(274)	291	17

Total Over the Counter	$1,358	$0	$1,121	$2,479	$(1,677)	$0	$(70)	$(1,747)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

80	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,358	$0	$1,358
Swap Agreements	0	0	1,121	0	0	1,121

	$0	$0	$1,121	$1,358	$0	$2,479

	$0	$0	$1,122	$1,358	$0	$2,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$14	$0	$0	$14

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,677	$0	$1,677
Swap Agreements	0	0	70	0	0	70

	$0	$0	$70	$1,677	$0	$1,747

	$0	$0	$84	$1,677	$0	$1,761

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(890)	$0	$0	$(890)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,358	$0	$2,358
Swap Agreements	0	0	(2,295)	0	0	(2,295)

	$0	$0	$(2,295)	$2,358	$0	$63

	$0	$0	$(3,185)	$2,358	$0	$(827)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$122	$0	$0	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,497)	$0	$(2,497)
Swap Agreements	0	0	1,256	0	0	1,256

	$0	$0	$1,256	$(2,497)	$0	$(1,241)

	$0	$0	$1,378	$(2,497)	$0	$(1,119)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	81

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

December 31, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$964	$0	$964
Bermuda
Energy	0	240	0	240
Brazil
Consumer Discretionary	1,137	0	0	1,137
Consumer Staples	1,353	0	0	1,353
Financials	4,394	0	0	4,394
Industrials	1,202	0	0	1,202
Cambodia
Consumer Discretionary	0	1,732	0	1,732
China
Consumer Discretionary	0	1,686	0	1,686
Consumer Staples	0	1,107	0	1,107
Energy	0	2,644	0	2,644
Financials	0	7,121	0	7,121
Information Technology	2,076	2,092	0	4,168
France
Energy	0	1,383	0	1,383
Greece
Financials	0	983	0	983
Hong Kong
Financials	0	3,622	0	3,622
Information Technology	0	0	664	664
Telecommunication Services	0	2,354	0	2,354
India
Consumer Discretionary	0	3,458	0	3,458
Consumer Staples	0	538	0	538
Financials	0	4,728	0	4,728
Health Care	0	1,189	0	1,189
Information Technology	0	1,113	0	1,113
Indonesia
Consumer Discretionary	0	1,303	0	1,303
Israel
Information Technology	1,622	0	0	1,622
Japan
Industrials	0	2,664	0	2,664
Information Technology	0	1,109	0	1,109
Macau
Consumer Discretionary	0	772	0	772
Mexico
Financials	2,323	0	0	2,323
Norway
Consumer Staples	0	1,269	0	1,269
Peru
Financials	2,174	0	0	2,174
Materials	1,820	0	0	1,820
Poland
Financials	0	841	0	841
Russia
Consumer Staples	850	0	0	850

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
South Africa
Consumer Discretionary	$0	$1,394	$0	$1,394
Financials	0	654	0	654
Telecommunication Services	0	1,721	0	1,721
South Korea
Consumer Discretionary	0	2,719	0	2,719
Consumer Staples	0	1,046	0	1,046
Information Technology	0	3,729	0	3,729
Materials	0	934	0	934
Telecommunication Services	0	721	0	721
Taiwan
Information Technology	2,903	6,833	0	9,736
Thailand
Financials	0	1,339	0	1,339
Turkey
Financials	0	581	0	581
United States
Consumer Discretionary	0	517	0	517
Preferred Stocks
Brazil
Consumer Staples	1,137	0	0	1,137
Warrants
United States
Consumer Discretionary	656	0	0	656
Financials	433	0	0	433
Short-Term Instruments
Repurchase Agreements	0	168	0	168
U.S. Treasury Bills	0	943	0	943
	$24,080	$68,211	$664	$92,955

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,231	$0	$0	$11,231

Total Investments	$35,311	$68,211	$664	$104,186

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	0	0	1
Over the counter	0	2,479	0	2,479
	$1	$2,479	$0	$2,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(14)	0	0	(14)
Over the counter	0	(1,747)	0	(1,747)
	$(14)	$(1,747)	$0	$(1,761)

Totals	$35,298	$68,943	$664	$104,905

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

82	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Long/Short Fund

December 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 76.6%

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Notes
0.250% due 05/31/2015	$3,200	$3,202

Total U.S. Treasury Obligations (Cost $3,202)		3,202

	SHARES
COMMON STOCKS 70.4%

CONSUMER DISCRETIONARY 25.4%
Comcast Corp. ‘A’ (e)	815,000	47,278
Dollar Tree, Inc. (a)	550,000	38,709
Foot Locker, Inc.	730,000	41,011
Live Nation Entertainment, Inc. (a)	1,290,000	33,682
MDC Partners, Inc.	280,000	6,362
Nordstrom, Inc.	350,000	27,787
Time Warner, Inc.	475,000	40,574
Twenty-First Century Fox, Inc.	800,000	30,724

		266,127

FINANCIALS 0.5%
Cash America International, Inc.	243,600	5,510

HEALTH CARE 15.9%
Brookdale Senior Living, Inc. (a)	800,000	29,336
Cardinal Health, Inc.	530,000	42,787
Community Health Systems, Inc. (a)	280,000	15,098
DaVita HealthCare Partners, Inc. (a)	515,000	39,006
HealthSouth Corp. (e)	1,039,080	39,963

		166,190

INDUSTRIALS 8.8%
American Airlines Group, Inc.	420,000	22,525
KAR Auction Services, Inc.	908,513	31,480

	SHARES	MARKET VALUE (000S)
Keysight Technologies, Inc. (a)	980,000	$33,094
Rexnord Corp. (a)	200,000	5,642

		92,741

INFORMATION TECHNOLOGY 15.5%
CoreLogic, Inc. (a)	405,000	12,794
DST Systems, Inc. (e)	610,000	57,431
Google, Inc. ‘C’ (a)	50,000	26,320
Micron Technology, Inc. (a)	970,000	33,960
SK Hynix, Inc. (a)	750,000	32,052

		162,557

MATERIALS 4.3%
Sealed Air Corp.	1,060,000	44,976

Total Common Stocks (Cost $653,490)		738,101

REAL ESTATE INVESTMENT TRUSTS 3.4%

FINANCIALS 3.4%
Iron Mountain, Inc.	920,000	35,567

Total Real Estate Investment Trusts (Cost $31,423)		35,567

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (c) 0.1%
		596

SHORT-TERM NOTES 1.0%
Fannie Mae
0.091% due 04/13/2015	$400	400
Federal Home Loan Bank
0.101% due 04/29/2015	1,600	1,600
0.114% due 05/20/2015	6,900	6,898

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.096% due 04/14/2015	$2,200	$2,200

		11,098

U.S. TREASURY BILLS 1.4%
0.034% due 01/15/2015 - 05/07/2015 (b)(g)	14,311	14,310

Total Short-Term Instruments (Cost $26,001)		26,004

Total Investments in Securities (Cost $714,116)		802,874

	SHARES
INVESTMENTS IN AFFILIATES 27.8%

SHORT-TERM INSTRUMENTS 27.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.8%
PIMCO Short-Term Floating NAV Portfolio	2,199,339	21,969
PIMCO Short-Term Floating NAV Portfolio III	27,143,032	269,042

Total Short-Term Instruments (Cost $293,086)		291,011

Total Investments in Affiliates (Cost $293,086)		291,011

Total Investments 104.4% (Cost $1,007,202)		$1,093,885

Securities Sold Short (d) (5.7%) (Proceeds, $61,683)		(60,046)

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $0)		167

Other Assets and Liabilities, net (1.3%)		14,158

Net Assets 100.0%		$1,048,164

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$596	Fannie Mae 2.260% due 10/17/2022	$(609)	$596	$596

Total Repurchase Agreements						$(609)	$596	$596

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	83

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

(d)  SHORT SALES:

(e)	Securities with an aggregate market value of $49,394 and cash of $55,067 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Description	Shares	Proceeds	Payable for Short Sales (2)
	Common Stocks
	Consumer Discretionary
SNI	Omnicom Group, Inc.	95,000	$(7,340)	$(7,408)
JPM	Omnicom Group, Inc.	25,000	(1,946)	(1,949)
	Sonic Corp.	125,000	(3,341)	(3,404)
FOB	zulily, Inc. ‘A’	60,000	(2,058)	(1,404)
	Energy
JPM	Basic Energy Services, Inc.	101,662	(811)	(713)
	CARBO Ceramics, Inc.	220,000	(9,450)	(8,810)
RJA	CARBO Ceramics, Inc.	75,000	(2,590)	(3,003)
SNF	CARBO Ceramics, Inc.	15,000	(694)	(601)
GSC	Core Laboratories NV	50,000	(5,942)	(6,017)
RBC	Core Laboratories NV	50,000	(5,677)	(6,017)
JPM	Core Laboratories NV	25,000	(3,096)	(3,009)
SBI	Transocean Ltd.	200,000	(3,760)	(3,666)
	Industrials
	Cliffs Natural Resources, Inc.	200,000	(1,722)	(1,428)
GSC	Cliffs Natural Resources, Inc.	150,000	(1,509)	(1,071)
SNF	Cliffs Natural Resources, Inc.	50,000	(516)	(357)
	Information Technology
FOB	Zillow, Inc. ‘A’	19,678	(2,533)	(2,084)
	Utilities
	Dynegy, Inc.	200,000	(5,798)	(6,070)
DEU	Dynegy, Inc.	98,693	(2,862)	(2,995)
GSC	Dynegy, Inc.	1,307	(38)	(40)

Total Short Sales			$(61,683)	$(60,046)

(2)	Payable for short sales includes $60 of dividends payable.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$596	$0	$0	$0	$596	$(609)	$(13)

Prime Brokerage Agreement
DEU	0	0	0	(2,995)	(2,995)	0	(2,995)
FOB	0	0	0	(9,558)	(9,558)	21,033	11,475
GSC	0	0	0	(7,128)	(7,128)	82,643	75,515
JPM	0	0	0	(17,885)	(17,885)	0	(17,885)
MRJ	0	0	0	0	0	671	671
MSC	0	0	0	0	0	70	70
RBC	0	0	0	(6,017)	(6,017)	0	(6,017)
RJA	0	0	0	(3,003)	(3,003)	0	(3,003)
SBI	0	0	0	(5,094)	(5,094)	0	(5,094)
SNF	0	0	0	(958)	(958)	0	(958)
SNI	0	0	0	(7,408)	(7,408)	0	(7,408)
UBS	0	0	0	0	0	43	43

Total Borrowings and Other Financing Transactions	$596	$0	$0	$ (60,046)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

84	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	02/2015		KRW	19,945,064	$		18,248	$59	$0

DUB	02/2015	$		6,606		KRW	7,284,700	37	0

FBF	02/2015		KRW	23,694,460	$		21,782	174	0

GLM	02/2015	$		256		KRW	269,414	0	(11)

HUS	02/2015		KRW	10,684,764	$		9,652	0	(92)

Total Forward Foreign Currency Contracts								$270	$(103)

WRITTEN OPTIONS:

AS OF DECEMBER 31, 2014 THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Premiums
Balance at Beginning of Period	4,000	$(1,008)
Sales	0	0
Closing Buys	(4,000)	1,008
Expirations	0	0
Exercised	0	0

Balance at End of Period	0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $11 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$59	$0	$0	$59	$0	$0	$0	$0	$59	$0	$59
DUB	37	0	0	37	0	0	0	0	37	0	37
FBF	174	0	0	174	0	0	0	0	174	(290)	(116)
GLM	0	0	0	0	(11)	0	0	(11)	(11)	11	0
HUS	0	0	0	0	(92)	0	0	(92)	(92)	0	(92)

Total Over the Counter	$270	$0	$0	$270	$(103)	$0	$0	$(103)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$270	$0	$270

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$103	$0	$103

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	85

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

December 31, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,145)	$0	$0	$(2,145)
Written Options	0	0	1,008	0	0	1,008
Futures	0	0	(4,019)	0	0	(4,019)

	$0	$0	$(5,156)	$0	$0	$(5,156)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,471)	$0	$(1,471)
Swap Agreements	0	0	294	0	0	294

	$0	$0	$294	$(1,471)	$0	$(1,177)

	$0	$0	$(4,862)	$(1,471)	$0	$(6,333)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$574	$0	$0	$574
Written Options	0	0	1,612	0	0	1,612

	$0	$0	$2,186	$0	$0	$2,186

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,155	$0	$4,155

	$0	$0	$2,186	$4,155	$0	$6,341

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
U.S. Treasury Obligations
U.S. Treasury Notes	$0	$3,202	$0	$3,202
Common Stocks
Consumer Discretionary	266,127	0	0	266,127
Financials	5,510	0	0	5,510
Health Care	166,190	0	0	166,190
Industrials	92,741	0	0	92,741
Information Technology	130,505	32,052	0	162,557
Materials	44,976	0	0	44,976
Real Estate Investment Trusts
Financials	35,567	0	0	35,567
Short-Term Instruments
Repurchase Agreements	0	596	0	596
Short-Term Notes	0	11,098	0	11,098
U.S. Treasury Bills	0	14,310	0	14,310
	$741,616	$61,258	$0	$802,874

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$291,011	$0	$0	$291,011

Total Investments	$1,032,627	$61,258	$0	$1,093,885

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
Common Stocks
Consumer Discretionary	$(14,165)	$0	$0	$(14,165)
Energy	(31,836)	0	0	(31,836)
Industrials	(2,856)	0	0	(2,856)
Information Technology	(2,084)	0	0	(2,084)
Utilities	(9,105)	0	0	(9,105)
	$(60,046)	$0	$0	$(60,046)

Financial Derivative Instruments - Assets
Over the counter	$0	$270	$0	$270

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(103)	$0	$(103)

Totals	$972,581	$61,425	$0	$1,034,006

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

86	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Global Dividend Fund

December 31, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

COMMON STOCKS 95.3%

AUSTRALIA 1.0%

INDUSTRIALS 1.0%
Spotless Group Holdings Ltd. (a)	841,933	$1,304

Total Australia		1,304

BERMUDA 2.0%

ENERGY 2.0%
Golar LNG Partners LP	84,900	2,645

Total Bermuda		2,645

BRAZIL 2.8%

INDUSTRIALS 0.9%
Arteris S.A.	250,800	1,170

UTILITIES 1.9%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	209,211	1,316
Light S.A.	190,000	1,216

		2,532

Total Brazil		3,702

CHINA 1.0%

CONSUMER STAPLES 1.0%
Want Want China Holdings Ltd.	1,025,000	1,347

Total China		1,347

CYPRUS 0.6%

ENERGY 0.6%
ProSafe SE	244,659	752

Total Cyprus		752

FRANCE 7.0%

ENERGY 1.8%
Total S.A.	45,703	2,342

FINANCIALS 1.5%
CNP Assurances	114,114	2,023

UTILITIES 3.7%
Electricite de France S.A.	73,696	2,029
Suez Environnement Co.	163,097	2,841

		4,870

Total France		9,235

HONG KONG 4.0%

CONSUMER DISCRETIONARY 1.4%
Li & Fung Ltd.	2,016,000	1,888

INDUSTRIALS 0.5%
Yuexiu Transport Infrastructure Ltd.	1,168,000	710

	SHARES	MARKET VALUE (000S)
TELECOMMUNICATION SERVICES 2.1%
China Mobile Ltd.	229,000	$2,688

Total Hong Kong		5,286

ITALY 4.5%

FINANCIALS 3.5%
Intesa Sanpaolo SpA	1,571,087	4,557

INDUSTRIALS 1.0%
Societa Iniziative Autostradali e Servizi SpA	142,246	1,369

Total Italy		5,926

JAPAN 4.3%

CONSUMER DISCRETIONARY 2.1%
Bridgestone Corp.	78,200	2,712

TELECOMMUNICATION SERVICES 2.2%
Nippon Telegraph & Telephone Corp.	58,200	2,973

Total Japan		5,685

LUXEMBOURG 0.8%

INDUSTRIALS 0.8%
Regus PLC	322,274	1,041

Total Luxembourg		1,041

NETHERLANDS 1.7%

FINANCIALS 1.7%
Aegon NV	292,939	2,202

Total Netherlands		2,202

SINGAPORE 1.0%

INDUSTRIALS 1.0%
Singapore Airlines Ltd.	156,000	1,362

Total Singapore		1,362

SOUTH AFRICA 0.5%

HEALTH CARE 0.5%
Life Healthcare Group Holdings Ltd.	181,684	671

Total South Africa		671

SPAIN 1.5%

CONSUMER STAPLES 1.5%
Ebro Foods S.A.	122,524	2,025

Total Spain		2,025

SWITZERLAND 1.9%

HEALTH CARE 1.9%
Roche Holding AG	9,204	2,494

Total Switzerland		2,494

	SHARES	MARKET VALUE (000S)
TAIWAN 1.3%

INFORMATION TECHNOLOGY 1.3%
Radiant Opto-Electronics Corp.	515,360	$1,641

Total Taiwan		1,641

TURKEY 1.1%

INDUSTRIALS 1.1%
TAV Havalimanlari Holding A/S	171,996	1,404

Total Turkey		1,404

UNITED KINGDOM 13.9%

CONSUMER DISCRETIONARY 2.1%
ITV PLC	818,390	2,730

CONSUMER STAPLES 2.6%
Imperial Tobacco Group PLC	77,336	3,404

FINANCIALS 6.1%
ICAP PLC	281,796	1,973
Lloyds Banking Group PLC (a)	3,400,208	4,000
St James’s Place PLC	162,442	2,048

		8,021

TELECOMMUNICATION SERVICES 3.1%
Vodafone Group PLC	1,187,274	4,071

Total United Kingdom		18,226

UNITED STATES 44.4%

CONSUMER DISCRETIONARY 7.2%
AMC Entertainment Holdings, Inc. ‘A’	25,540	669
General Motors Co.	61,653	2,152
Kohl’s Corp.	43,034	2,627
Target Corp.	53,144	4,034

		9,482

CONSUMER STAPLES 2.1%
Walgreens Boots Alliance, Inc.	35,363	2,695

ENERGY 0.5%
Peabody Energy Corp.	77,966	603

FINANCIALS 9.5%
Blackstone Group LP	78,934	2,670
JPMorgan Chase & Co.	41,857	2,619
KeyCorp	141,273	1,964
Navient Corp.	123,121	2,661
Prudential Financial, Inc.	28,937	2,618

		12,532

HEALTH CARE 2.0%
Pfizer, Inc.	86,201	2,685

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	87

Schedule of Investments PIMCO Global Dividend Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.0%
Timken Co.	61,067	$2,606

INFORMATION TECHNOLOGY 10.4%
Cisco Systems, Inc.	96,340	2,680
Corning, Inc.	115,361	2,645
QUALCOMM, Inc.	41,037	3,050
Symantec Corp.	101,319	2,600
Western Digital Corp.	24,221	2,681

		13,656

MATERIALS 5.8%
International Paper Co.	42,646	2,285
Steel Dynamics, Inc.	134,338	2,652
Tronox Ltd. ‘A’	114,645	2,738

		7,675

UTILITIES 4.9%
ONE Gas, Inc.	63,283	2,609

	SHARES	MARKET VALUE (000S)
PG&E Corp.	73,000	$3,886

		6,495

Total United States		58,429

Total Common Stocks (Cost $116,420)		125,377

REAL ESTATE INVESTMENT TRUSTS 4.0%

UNITED STATES 4.0%

FINANCIALS 4.0%
Colony Financial, Inc.	141,100	3,361
Ryman Hospitality Properties, Inc.	36,880	1,945

		5,306

Total Real Estate Investment Trusts (Cost $4,606)		5,306

Total Investments in Securities (Cost $121,026)		130,683

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	1,352	$13
PIMCO Short-Term Floating NAV Portfolio III	1,881	19

Total Short-Term Instruments (Cost $32)		32

Total Investments in Affiliates (Cost $32)		32

Total Investments 99.3% (Cost $121,058)		$130,715

Financial Derivative Instruments (b) 0.2% (Cost or Premiums, net $0)		314

Other Assets and Liabilities, net 0.5%		605

Net Assets 100.0%		$131,634

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015	$		2,953		JPY	354,128	$4	$0
	02/2015		JPY	354,128	$		2,954	0	(4)

CBK	01/2015	$		11,484		EUR	9,370	0	(145)
	02/2015		EUR	9,370	$		11,487	145	0

GLM	01/2015		JPY	354,128			2,992	36	0

HUS	01/2015	$		98		SGD	126	0	(4)

JPM	01/2015		EUR	9,370	$		11,620	282	0
	02/2015	$		75		HKD	582	0	0

Total Forward Foreign Currency Contracts								$467	$(153)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$4	$0	$0	$4	$(4)	$0	$0	$(4)	$(0)	$0	$(0)
CBK	145	0	0	145	(145)	0	0	(145)	(0)	0	(0)
GLM	36	0	0	36	0	0	0	0	36	0	36
HUS	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
JPM	282	0	0	282	(0)	0	0	0	282	0	282

Total Over the Counter	$467	$0	$0	$467	$(153)	$0	$0	$(153)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

88	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$467	$0	$467

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$153	$0	$153

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,010	$0	$1,010

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$280	$0	$280

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Common Stocks
Australia
Industrials	$0	$1,304	$0	$1,304
Bermuda
Energy	2,645	0	0	2,645
Brazil
Industrials	1,170	0	0	1,170
Utilities	2,532	0	0	2,532
China
Consumer Staples	0	1,347	0	1,347
Cyprus
Energy	0	752	0	752
France
Energy	0	2,342	0	2,342
Financials	0	2,023	0	2,023
Utilities	0	4,870	0	4,870
Hong Kong
Consumer Discretionary	1,888	0	0	1,888
Industrials	0	710	0	710
Telecommunication Services	0	2,688	0	2,688
Italy
Financials	0	4,557	0	4,557
Industrials	0	1,369	0	1,369
Japan
Consumer Discretionary	0	2,712	0	2,712
Telecommunication Services	0	2,973	0	2,973
Luxembourg
Industrials	0	1,041	0	1,041
Netherlands
Financials	0	2,202	0	2,202

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Singapore
Industrials	$0	$1,362	$0	$1,362
South Africa
Health Care	0	671	0	671
Spain
Consumer Staples	0	2,025	0	2,025
Switzerland
Health Care	0	2,494	0	2,494
Taiwan
Information Technology	0	1,641	0	1,641
Turkey
Industrials	0	1,404	0	1,404
United Kingdom
Consumer Discretionary	0	2,730	0	2,730
Consumer Staples	0	3,404	0	3,404
Financials	0	8,021	0	8,021
Telecommunication Services	0	4,071	0	4,071
United States
Consumer Discretionary	9,482	0	0	9,482
Consumer Staples	2,695	0	0	2,695
Energy	603	0	0	603
Financials	12,532	0	0	12,532
Health Care	2,685	0	0	2,685
Industrials	2,606	0	0	2,606
Information Technology	13,656	0	0	13,656
Materials	7,675	0	0	7,675
Utilities	6,495	0	0	6,495
Real Estate Investment Trusts
United States
Financials	5,306	0	0	5,306
	$71,970	$58,713	$0	$130,683

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	89

Schedule of Investments PIMCO Global Dividend Fund (Cont.)

December 31, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32	$0	$0	$32

Total Investments	$72,002	$58,713	$0	$130,715

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Assets
Over the counter	$0	$467	$0	$467

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(153)	$0	$(153)

Totals	$72,002	$59,027	$0	$131,029

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

90	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO International Dividend Fund

December 31, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

COMMON STOCKS 97.5%

AUSTRALIA 6.5%

CONSUMER STAPLES 2.1%
Coca-Cola Amatil Ltd.	8,528	$64

INDUSTRIALS 2.5%
Spotless Group Holdings Ltd. (a)	49,815	77

MATERIALS 1.9%
Iluka Resources Ltd.	12,432	60

Total Australia		201

BERMUDA 2.1%

ENERGY 2.1%
Golar LNG Partners LP	2,083	65

Total Bermuda		65

BRAZIL 4.5%

INDUSTRIALS 1.6%
Arteris S.A.	10,300	48

UTILITIES 2.9%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	7,386	46
Light S.A.	7,000	45

		91

Total Brazil		139

CHINA 3.8%

CONSUMER DISCRETIONARY 1.7%
Great Wall Motor Co. Ltd.	9,000	51

CONSUMER STAPLES 2.1%
Want Want China Holdings Ltd.	49,000	65

Total China		116

CYPRUS 0.6%

ENERGY 0.6%
ProSafe SE	5,841	18

Total Cyprus		18

FRANCE 9.2%

ENERGY 1.9%
Total S.A.	1,146	59

FINANCIALS 2.0%
CNP Assurances	3,490	62

UTILITIES 5.3%
Electricite de France S.A.	2,206	61
Suez Environnement Co.	5,925	103

		164

Total France		285

	SHARES	MARKET VALUE (000S)
GERMANY 1.9%

CONSUMER DISCRETIONARY 1.9%
ProSiebenSat.1 Media AG	1,443	$60

Total Germany		60

HONG KONG 5.8%

CONSUMER DISCRETIONARY 2.4%
Li & Fung Ltd.	80,000	75

INDUSTRIALS 0.9%
Yuexiu Transport Infrastructure Ltd.	48,000	29

TELECOMMUNICATION SERVICES 2.5%
China Mobile Ltd.	6,500	76

Total Hong Kong		180

ISRAEL 2.0%

HEALTH CARE 2.0%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,069	62

Total Israel		62

ITALY 5.2%

FINANCIALS 3.8%
Intesa Sanpaolo SpA	40,464	117

INDUSTRIALS 1.4%
Societa Iniziative Autostradali e Servizi SpA	4,664	45

Total Italy		162

JAPAN 8.3%

CONSUMER DISCRETIONARY 3.4%
Bridgestone Corp.	3,000	104

FINANCIALS 1.4%
MS&AD Insurance Group Holdings, Inc.	1,900	45

TELECOMMUNICATION SERVICES 3.5%
Nippon Telegraph & Telephone Corp.	2,100	107

Total Japan		256

LUXEMBOURG 2.1%

INDUSTRIALS 2.1%
Regus PLC	19,848	64

Total Luxembourg		64

NETHERLANDS 5.0%

FINANCIALS 5.0%
Aegon NV	5,974	45
Euronext NV (a)	2,028	65
NN Group NV (a)	1,474	44

		154

Total Netherlands		154

	SHARES	MARKET VALUE (000S)
SINGAPORE 2.0%

INDUSTRIALS 2.0%
Singapore Airlines Ltd.	7,000	$61

Total Singapore		61

SOUTH AFRICA 3.1%

HEALTH CARE 1.6%
Life Healthcare Group Holdings Ltd.	13,164	49

TELECOMMUNICATION SERVICES 1.5%
MTN Group Ltd.	2,528	48

Total South Africa		97

SPAIN 1.5%

CONSUMER STAPLES 1.5%
Ebro Foods S.A.	2,756	46

Total Spain		46

SWITZERLAND 2.0%

HEALTH CARE 2.0%
Roche Holding AG	224	61

Total Switzerland		61

TAIWAN 2.0%

INFORMATION TECHNOLOGY 2.0%
Radiant Opto-Electronics Corp.	19,000	61

Total Taiwan		61

TURKEY 1.5%

INDUSTRIALS 1.5%
TAV Havalimanlari Holding A/S	5,690	46

Total Turkey		46

UNITED KINGDOM 19.9%

CONSUMER DISCRETIONARY 2.0%
ITV PLC	18,571	62

CONSUMER STAPLES 3.5%
Imperial Tobacco Group PLC	2,427	107

FINANCIALS 10.6%
HSBC Holdings PLC	8,292	78
ICAP PLC	9,210	65
Lloyds Banking Group PLC (a)	104,881	123
St James’s Place PLC	4,802	61

		327

TELECOMMUNICATION SERVICES 3.8%
Vodafone Group PLC	34,703	119

Total United Kingdom		615

UNITED STATES 8.5%

HEALTH CARE 1.9%
Pfizer, Inc.	1,921	60

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	91

Schedule of Investments PIMCO International Dividend Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.5%
Nielsen NV	1,745	$78

INFORMATION TECHNOLOGY 4.1%
Cisco Systems, Inc.	2,252	62
QUALCOMM, Inc.	844	63

		125

Total United States		263

Total Common Stocks (Cost $2,957)		3,012

Total Investments in Securities (Cost $2,957)		3,012

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%
PIMCO Short-Term Floating NAV Portfolio III	10,084	$100

Total Short-Term Instruments (Cost $100)		100

Total Investments in Affiliates (Cost $100)		100

MARKET VALUE (000S)
Total Investments 100.8% (Cost $3,057)	$3,112

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $0)	5

Other Assets and Liabilities, net (1.0%)	(29)

Net Assets 100.0%	$3,088

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2015		EUR	513	$		643	$22	$0
	02/2015		GBP	411			647	7	0
	02/2015	$		640		EUR	513	0	(19)
	02/2015			645		GBP	411	0	(5)

Total Forward Foreign Currency Contracts								$29	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$29	$0	$0	$29	$(24)	$0	$0	$(24)	$5	$0	$5

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29	$0	$29

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24

92	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Common Stocks
Australia
Consumer Staples	$0	$64	$0	$64
Industrials	0	77	0	77
Materials	0	60	0	60
Bermuda
Energy	65	0	0	65
Brazil
Industrials	48	0	0	48
Utilities	91	0	0	91
China
Consumer Discretionary	0	51	0	51
Consumer Staples	0	65	0	65
Cyprus
Energy	0	18	0	18
France
Energy	0	59	0	59
Financials	0	62	0	62
Utilities	0	164	0	164
Germany
Consumer Discretionary	0	60	0	60
Hong Kong
Consumer Discretionary	75	0	0	75
Industrials	0	29	0	29
Telecommunication Services	0	76	0	76
Israel
Health Care	62	0	0	62
Italy
Financials	0	117	0	117
Industrials	0	45	0	45
Japan
Consumer Discretionary	0	104	0	104
Financials	0	45	0	45
Telecommunication Services	0	107	0	107
Luxembourg
Industrials	0	64	0	64
Netherlands
Financials	0	154	0	154
Singapore
Industrials	0	61	0	61

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
South Africa
Health Care	$0	$49	$0	$49
Telecommunication Services	0	48	0	48
Spain
Consumer Staples	0	46	0	46
Switzerland
Health Care	0	61	0	61
Taiwan
Information Technology	0	61	0	61
Turkey
Industrials	0	46	0	46
United Kingdom
Consumer Discretionary	0	62	0	62
Consumer Staples	0	107	0	107
Financials	0	327	0	327
Telecommunication Services	0	119	0	119
United States
Health Care	60	0	0	60
Industrials	78	0	0	78
Information Technology	125	0	0	125
	$604	$2,408	$0	$3,012

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$100	$0	$0	$100

Total Investments	$704	$2,408	$0	$3,112

Financial Derivative Instruments - Assets
Over the counter	$0	$29	$0	$29

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(24)	$0	$(24)

Totals	$704	$2,413	$0	$3,117

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	93

Schedule of Investments PIMCO U.S. Dividend Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.7%

COMMON STOCKS 90.9%

BERMUDA 3.2%

ENERGY 3.2%
Golar LNG Partners LP	3,240	$101

Total Bermuda		101

LUXEMBOURG 1.5%

INDUSTRIALS 1.5%
Regus PLC	14,886	48

Total Luxembourg		48

SWITZERLAND 1.3%

HEALTH CARE 1.3%
Roche Holding AG	158	43

Total Switzerland		43

TAIWAN 1.9%

INFORMATION TECHNOLOGY 1.9%
Radiant Opto-Electronics Corp.	19,000	60

Total Taiwan		60

UNITED STATES 83.0%

CONSUMER DISCRETIONARY 13.4%
General Motors Co.	2,980	104
Kohl’s Corp.	1,602	98
Regal Entertainment Group ‘A’	4,564	98
Target Corp.	1,653	125

		425

CONSUMER STAPLES 3.0%
Walgreens Boots Alliance, Inc.	1,249	95

ENERGY 1.5%
Peabody Energy Corp.	6,153	48

	SHARES	MARKET VALUE (000S)
FINANCIALS 15.9%
Blackstone Group LP	3,668	$124
JPMorgan Chase & Co.	1,534	96
KeyCorp	6,740	94
Navient Corp.	4,376	94
Prudential Financial, Inc.	1,046	95

		503

HEALTH CARE 5.2%
Merck & Co., Inc.	768	43
Pfizer, Inc.	3,944	123

		166

INDUSTRIALS 10.1%
Nielsen NV	2,823	126
RR Donnelley & Sons Co.	5,757	97
Timken Co.	2,244	96

		319

INFORMATION TECHNOLOGY 15.0%
Cisco Systems, Inc.	3,379	94
Corning, Inc.	4,303	99
QUALCOMM, Inc.	1,266	94
Symantec Corp.	3,667	94
Western Digital Corp.	844	93

		474

MATERIALS 11.1%
Dow Chemical Co.	2,431	111
International Paper Co.	1,442	77
Steel Dynamics, Inc.	3,280	65
Tronox Ltd. ‘A’	4,117	98

		351

	SHARES	MARKET VALUE (000S)
UTILITIES 7.8%
ONE Gas, Inc.	2,992	$124
PG&E Corp.	2,354	125

		249

Total United States		2,630

Total Common Stocks (Cost $2,761)		2,882

REAL ESTATE INVESTMENT TRUSTS 6.8%

UNITED STATES 6.8%

FINANCIALS 6.8%
Colony Financial, Inc.	5,161	123
Ryman Hospitality Properties, Inc.	1,716	91

		214

Total Real Estate Investment Trusts (Cost $211)		214

Total Investments in Securities (Cost $2,972)		3,096

INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%
PIMCO Short-Term Floating NAV Portfolio III	2,010	20

Total Short-Term Instruments (Cost $20)		20

Total Investments in Affiliates (Cost $20)		20

Total Investments 98.3% (Cost $2,992)		$3,116

Other Assets and Liabilities, net 1.7%		54

Net Assets 100.0%		$3,170

94	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Common Stocks
Bermuda
Energy	$101	$0	$0	$101
Luxembourg
Industrials	0	48	0	48
Switzerland
Health Care	0	43	0	43
Taiwan
Information Technology	0	60	0	60
United States
Consumer Discretionary	425	0	0	425
Consumer Staples	95	0	0	95
Energy	48	0	0	48
Financials	503	0	0	503
Health Care	166	0	0	166

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Industrials	$319	$0	$0	$319
Information Technology	474	0	0	474
Materials	351	0	0	351
Utilities	249	0	0	249
Real Estate Investment Trusts
United States
Financials	214	0	0	214
	$2,945	$151	$0	$3,096

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20	$0	$0	$20

Total Investments	$2,965	$151	$0	$3,116

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	95

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund®

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

COMMON STOCKS 93.9%

AUSTRALIA 0.9%

INDUSTRIALS 0.9%
Spotless Group Holdings Ltd. (a)	5,747,080	$8,902

Total Australia		8,902

BELGIUM 2.7%

INDUSTRIALS 2.7%
bpost S.A.	1,060,349	26,637

Total Belgium		26,637

BERMUDA 0.8%

ENERGY 0.8%
Seadrill Ltd.	694,226	8,032

Total Bermuda		8,032

CANADA 0.7%

ENERGY 0.7%
Cameco Corp.	424,174	6,961

Total Canada		6,961

DENMARK 1.6%

CONSUMER STAPLES 1.6%
Carlsberg A/S ‘B’	210,242	16,147

Total Denmark		16,147

FAROE ISLANDS 0.9%

CONSUMER STAPLES 0.9%
Bakkafrost P/F	404,726	9,093

Total Faroe Islands		9,093

FRANCE 6.0%

CONSUMER DISCRETIONARY 2.9%
Eutelsat Communications S.A.	498,818	16,132
JCDecaux S.A.	364,820	12,561

		28,693

CONSUMER STAPLES 2.4%
Carrefour S.A.	202,818	6,172
Danone S.A.	264,253	17,276

		23,448

ENERGY 0.7%
Bourbon S.A.	296,823	6,896

Total France		59,037

HONG KONG 5.1%

CONSUMER DISCRETIONARY 0.7%
Television Broadcasts Ltd.	1,124,100	6,538

FINANCIALS 3.7%
AIA Group Ltd.	5,588,900	30,718
First Pacific Co. Ltd.	6,480,500	6,391

		37,109

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.7%
Jardine Matheson Holdings Ltd.	60,500	$3,676
Jardine Strategic Holdings Ltd.	81,000	2,755

		6,431

Total Hong Kong		50,078

JAPAN 3.9%

CONSUMER DISCRETIONARY 0.7%
Sony Corp.	323,500	6,602

CONSUMER STAPLES 1.2%
Kao Corp.	197,800	7,800
Shiseido Co. Ltd.	263,600	3,697

		11,497

INFORMATION TECHNOLOGY 2.0%
Nintendo Co. Ltd.	90,842	9,480
Tokyo Electron Ltd. - ADR	550,297	10,500

		19,980

Total Japan		38,079

NETHERLANDS 4.7%

CONSUMER STAPLES 1.6%
Corbion NV	934,294	15,516

FINANCIALS 2.1%
ING Groep NV - Dutch Certificate (a)	1,640,192	21,191

INFORMATION TECHNOLOGY 1.0%
Gemalto NV	119,449	9,818

Total Netherlands		46,525

NORWAY 5.4%

CONSUMER STAPLES 3.7%
Marine Harvest ASA	2,705,186	37,143

ENERGY 1.7%
Akastor ASA	1,904,501	5,489
Avance Gas Holding Ltd.	543,889	7,443
North Atlantic Drilling Ltd.	2,329,311	3,797

		16,729

Total Norway		53,872

SINGAPORE 3.3%

ENERGY 0.9%
BW LPG Ltd.	1,233,063	8,588

INDUSTRIALS 2.4%
ComfortDelGro Corp. Ltd.	8,784,000	17,189
Keppel Corp. Ltd.	1,047,300	6,981

		24,170

Total Singapore		32,758

	SHARES	MARKET VALUE (000S)
SOUTH KOREA 0.8%

CONSUMER DISCRETIONARY 0.8%
GS Home Shopping, Inc.	41,810	$8,347

Total South Korea		8,347

SPAIN 0.5%

INDUSTRIALS 0.5%
Cia de Distribucion Integral Logista Holdings S.A.U. (a)	211,973	4,648

Total Spain		4,648

SWEDEN 2.0%

INDUSTRIALS 2.0%
Loomis AB ‘B’	698,834	20,188

Total Sweden		20,188

SWITZERLAND 3.9%

FINANCIALS 0.9%
Swiss Re AG	100,736	8,439

HEALTH CARE 1.5%
Roche Holding AG	55,161	14,945

INFORMATION TECHNOLOGY 1.5%
Logitech International S.A.	1,126,609	15,265

Total Switzerland		38,649

UNITED KINGDOM 11.8%

CONSUMER DISCRETIONARY 0.3%
William Hill PLC	497,472	2,796

CONSUMER STAPLES 9.5%
British American Tobacco PLC	577,264	31,282
Imperial Tobacco Group PLC	707,826	31,158
Reckitt Benckiser Group PLC	395,927	32,068

		94,508

FINANCIALS 1.9%
Barclays PLC	2,931,133	11,019
Prudential PLC	330,251	7,635

		18,654

HEALTH CARE 0.1%
Indivior PLC (a)	395,927	922

Total United Kingdom		116,880

UNITED STATES 38.9%

CONSUMER DISCRETIONARY 4.6%
Comcast Corp. ‘A’	360,318	20,902
Mattel, Inc.	342,026	10,584
Time Warner Cable, Inc.	22	3
Tribune Media Co. ‘A’ (a)	228,971	13,686

		45,175

96	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 8.6%
Altria Group, Inc.	405,361	$19,972
Lorillard, Inc.	522,919	32,913
Philip Morris International, Inc.	129,730	10,566
Reynolds American, Inc.	342,962	22,042

		85,493

ENERGY 2.5%
Dresser-Rand Group, Inc. (a)	71,593	5,856
Halliburton Co.	192,057	7,554
National Oilwell Varco, Inc.	174,484	11,434

		24,844

FINANCIALS 8.9%
Alleghany Corp. (a)	29,450	13,650
Berkshire Hathaway, Inc. ‘B’ (a)	214,747	32,244
Genworth Financial, Inc. ‘A’ (a)	595,767	5,064
LegacyTexas Financial Group, Inc. (a)	511,045	12,188
Navient Corp.	560,540	12,113
PHH Corp. (a)	282,993	6,781
SLM Corp.	543,812	5,542

		87,582

HEALTH CARE 2.6%
Allergan, Inc.	36,061	7,666
Merck & Co., Inc.	158,084	8,978
Pfizer, Inc.	292,863	9,123

		25,767

INDUSTRIALS 4.3%
Brink’s Co.	648,368	15,827
NOW, Inc. (a)	810,263	20,848
RR Donnelley & Sons Co.	334,567	5,622

		42,297

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 7.2%
Belden, Inc.	61,733	$4,865
International Business Machines Corp.	90,120	14,459
Microsoft Corp. (d)	740,078	34,377
Oracle Corp.	188,328	8,469
Yahoo!, Inc. (a)	186,558	9,423

		71,593

MATERIALS 0.2%
Rentech, Inc. (a)	1,843,981	2,323

Total United States		385,074

Total Common Stocks (Cost $861,923)		929,907

REAL ESTATE INVESTMENT TRUSTS 0.5%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT	478,884	440

Total Singapore		440

UNITED STATES 0.5%

FINANCIALS 0.5%
NorthStar Realty Finance Corp.	274,763	4,830

Total United States		4,830

Total Real Estate Investment Trusts (Cost $2,923)		5,270

RIGHTS 0.3%

FRANCE 0.3%

HEALTH CARE 0.3%
Sanofi - Exp. 12/31/2020	4,078,469	3,222

Total Rights (Cost $6,154)		3,222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (c) 0.1%
		$992

U.S. TREASURY BILLS 0.7%
0.065% due 04/30/2015 - 05/28/2015 (b)(f)	$6,981	6,980

Total Short-Term Instruments (Cost $7,972)		7,972

Total Investments in Securities (Cost $878,972)		946,371

	SHARES
INVESTMENTS IN AFFILIATES 6.2%

SHORT-TERM INSTRUMENTS 6.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.2%
PIMCO Short-Term Floating NAV Portfolio	1,707	17
PIMCO Short-Term Floating NAV Portfolio III	6,162,707	61,085

Total Short-Term Instruments (Cost $61,420)		61,102

Total Investments in Affiliates (Cost $61,420)		61,102

Total Investments 101.7% (Cost $940,392)		$1,007,473

Securities Sold Short (1.9%) (Proceeds $17,327)		(18,670)

Financial Derivative Instruments (e) 0.9% (Cost or Premiums, net $(790))		9,222

Other Assets and Liabilities, net (0.7%)		(7,124)

Net Assets 100.0%		$990,901

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund VI, Ltd., which is a 100% owned subsidiary of the Fund.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$992	Fannie Mae 2.260% due 10/17/2022	$(1,013)	$992	$992

Total Repurchase Agreements						$(1,013)	$992	$992

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	97

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

SECURITIES SOLD SHORT:

Short Sales:

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
	Common Stocks
	China
	Information Technology
GSC	Alibaba Group Holding Ltd. ADR	72,422	$(8,399)	$(7,528)
	United States
	Information Technology
	Applied Materials, Inc.	447,116	(8,928)	(11,142)

Total Short Sales			$(17,327)	$(18,670)

(d)	Securities with an aggregate market value of $18,116 and cash of $16,982 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$992	$0	$0	$0	$992	$(1,013)	$(21)

Prime Brokerage Agreement
GSC	$0	$0	$0	$(18,670)	$(18,670)	$35,098	$16,428

Total Borrowings and Other Financing Transactions	$992	$0	$0	$(18,670)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(e)	Securities with an aggregate market value of $1,167 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(296)	$0	$(296)

(1)	Unsettled variation margin liability of $(296) for closed futures is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		EUR	18,361	$		22,666	$448	$0
	01/2015		GBP	7,324			11,506	91	0
	01/2015		JPY	3,273,904			27,299	0	(33)
	01/2015	$		9,643		DKK	58,834	0	(83)
	01/2015			9,525		EUR	7,662	0	(254)
	01/2015			29,707		GBP	19,007	0	(82)

98	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2015	$		3,573		SGD	4,695	$0	$(30)
	02/2015		AUD	1,021	$		830	0	(2)
	02/2015		CAD	1,867			1,604	0	(2)
	02/2015		CHF	3,186			3,228	22	0
	02/2015		DKK	58,834			9,646	83	0
	02/2015		GBP	20,041			31,286	71	(15)
	02/2015		HKD	20,185			2,603	0	0
	02/2015	$		27,305		JPY	3,273,904	34	0

BPS	01/2015		DKK	28,376	$		4,759	148	0
	01/2015		EUR	22,829			28,534	910	0
	01/2015		GBP	155			243	1	0
	01/2015	$		1,698		DKK	10,205	0	(40)
	01/2015			11,923		EUR	9,558	0	(357)
	01/2015			3,025		ILS	11,726	0	(18)
	01/2015			592		NOK	4,360	0	(7)
	02/2015		NOK	356,136	$		47,893	150	0
	02/2015	$		9,800		HKD	75,976	0	(3)

BRC	01/2015		GBP	2,347	$		3,679	21	0
	01/2015		SEK	17,323			2,228	6	0
	01/2015	$		4,175		NOK	29,957	0	(156)
	01/2015			3,786		SGD	4,966	0	(39)

CBK	01/2015		NOK	14,070	$		2,064	176	0
	01/2015		SEK	20,532			2,770	137	0
	01/2015	$		19,143		CAD	21,578	0	(571)
	01/2015			66,858		EUR	54,285	0	(1,170)
	01/2015			3,086		SEK	23,250	0	(104)
	02/2015		EUR	34,166	$		41,885	530	0
	02/2015		JPY	267,151			2,215	0	(16)
	02/2015	$		1,508		CHF	1,464	0	(35)

DUB	01/2015		JPY	2,997,555	$		25,432	406	0
	01/2015		SEK	20,532			2,770	136	0
	01/2015	$		2,695		DKK	16,090	0	(81)
	01/2015			33,584		GBP	21,445	18	(177)
	02/2015		CHF	593	$		611	14	0
	02/2015		GBP	3,487			5,416	0	(18)

FBF	01/2015		DKK	28,376			4,759	148	0
	01/2015		GBP	28,091			44,097	315	0
	01/2015	$		69,417		JPY	8,214,485	0	(837)

GLM	01/2015		AUD	10,808	$		8,984	160	0
	01/2015		CAD	15,838			13,799	169	(2)
	01/2015		EUR	10,396			12,876	297	0
	01/2015		GBP	2,189			3,421	9	0
	01/2015		JPY	2,067,788			17,432	197	(28)
	01/2015		NOK	361,359			52,977	4,492	0
	01/2015		SEK	15,683			2,085	73	0
	01/2015	$		5,623		EUR	4,615	0	(39)
	01/2015			9,271		GBP	5,918	0	(47)
	01/2015			2,393		JPY	283,800	0	(24)
	01/2015			10,267		NOK	72,374	0	(556)
	02/2015		AUD	14,324	$		11,657	0	(12)
	02/2015		CHF	4,337			4,495	131	0
	02/2015		EUR	6,167			7,515	50	0
	02/2015		GBP	989			1,534	0	(7)
	02/2015		JPY	253,109			2,099	0	(15)
	02/2015		KRW	2,118,798			1,998	66	0
	02/2015	$		9,439		CNY	58,210	11	0
	02/2015			1,546		KRW	1,699,587	4	0

HUS	01/2015		GBP	1,980	$		3,116	30	0
	01/2015		SGD	33,245			26,055	975	0
	01/2015	$		29,496		AUD	34,484	0	(1,344)
	01/2015			19,140		CAD	21,578	0	(568)
	01/2015			2,117		GBP	1,352	0	(10)
	02/2015		CNY	11,599	$		1,887	4	0
	02/2015		HKD	20,800			2,683	1	0
	02/2015	$		4,252		CHF	4,098	0	(129)

JPM	01/2015		CAD	48,897	$		42,065	0	(20)
	01/2015		EUR	26,733			33,153	805	0
	01/2015		GBP	5,637			8,821	36	0
	01/2015		JPY	370,139			3,135	45	0
	01/2015		NOK	31,491			4,266	41	0
	01/2015	$		1,306		EUR	1,053	0	(32)
	01/2015			1,786		JPY	211,100	0	(23)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	99

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2015		CHF	5,364	$		5,490	$92	$0
	02/2015		EUR	3,320			4,046	28	0
	02/2015		HKD	311,025			40,114	7	0
	02/2015		KRW	10,318,490			9,756	346	0
	02/2015	$		42,039		CAD	48,897	19	0
	02/2015			4,501		CHF	4,356	0	(117)
	02/2015			1,268		EUR	1,037	0	(13)

MSB	01/2015		NOK	11,730	$		1,695	121	0
	01/2015	$		667		NOK	4,715	0	(34)

RBC	01/2015		DKK	28,377	$		4,759	148	0
	01/2015	$		19,141		CAD	21,579	0	(568)
	01/2015			1,430		EUR	1,146	0	(44)

SOG	01/2015		PLN	2,574	$		766	40	0
	01/2015	$		1,785		SEK	13,455	0	(59)

UAG	01/2015		AUD	26,111	$		21,352	36	0
	01/2015		NOK	361,359			52,973	4,488	0
	01/2015		SEK	20,532			2,770	136	0
	01/2015	$		2,000		AUD	2,435	0	(12)
	01/2015			16,191		NOK	117,935	0	(367)
	02/2015		NOK	194,533	$		26,094	14	0
	02/2015		SEK	57,897			7,469	41	0
	02/2015	$		21,307		AUD	26,111	0	(35)
	02/2015			4,666		HKD	36,171	0	(2)

Total Forward Foreign Currency Contracts								$16,977	$(8,237)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC International Business Machines Corp.	$	155.000	07/17/2015	$3,606	$(343)	$(406)
	Call - OTC International Business Machines Corp.		155.000	01/15/2016	3,606	(447)	(507)

Total Written Options						$(790)	$(913)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$0	$0
Sales	423	7,212	(875)
Closing Buys	0	0	0
Expirations	0	0	0
Exercised	(423)	0	85

Balance at End of Period	0	$7,212	$(790)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	Lancashire Holdings Ltd.	1,541,993	1-Month USD-LIBOR plus a specified spread	10/23/2015		GBP	7,802	$1,294	$1,294	$0
	Pay	Rentech Nitrogen Partners LP	24,547	1-Month USD-LIBOR less a specified spread	08/14/2015	$		221	(37)	0	(37)

JPM	Receive	Liberty TripAdvisor Holdings, Inc.	183,515	1-Month USD-LIBOR plus a specified spread	04/29/2015			4,634	302	302	0
	Pay	TripAdvisor, Inc.	75,895	1-Month USD-LIBOR less a specified spread	04/29/2015			5,479	(188)	0	(188)
	Receive	Covidien PLC	153,806	1-Month USD-LIBOR plus a specified spread	06/16/2015			15,387	397	397	0
	Pay	Medtronic, Inc.	147,039	1-Month USD-LIBOR less a specified spread	06/16/2015			10,585	(77)	0	(77)

Total Swap Agreements									$1,691	$1,993	$(302)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

100	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $3,541 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure(2)
BOA	$749	$0	$1,294	$2,043	$(501)	$0	$(37)	$(538)	$1,505	$(1,574)	$(69)
BPS	1,209	0	0	1,209	(425)	0	0	(425)	784	(370)	414
BRC	27	0	0	27	(195)	0	0	(195)	(168)	0	(168)
CBK	843	0	0	843	(1,896)	0	0	(1,896)	(1,053)	913	(140)
DUB	574	0	0	574	(276)	0	0	(276)	298	(320)	(22)
FBF	463	0	0	463	(837)	0	0	(837)	(374)	182	(192)
GLM	5,659	0	0	5,659	(730)	0	0	(730)	4,929	(4,610)	319
GST	0	0	0	0	0	(913)	0	(913)	(913)	871	(42)
HUS	1,010	0	0	1,010	(2,051)	0	0	(2,051)	(1,041)	1,004	(37)
JPM	1,419	0	699	2,118	(205)	0	(265)	(470)	1,648	(1,350)	298
MSB	121	0	0	121	(34)	0	0	(34)	87	(30)	57
RBC	148	0	0	148	(612)	0	0	(612)	(464)	572	108
SOG	40	0	0	40	(59)	0	0	(59)	(19)	0	(19)
UAG	4,715	0	0	4,715	(416)	0	0	(416)	4,299	(4,130)	169

Total Over the Counter	$16,977	$0	$1,993	$18,970	$(8,237)	$(913)	$(302)	$(9,452)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,977	$0	$16,977
Swap Agreements	0	0	1,993	0	0	1,993

	$0	$0	$1,993	$16,977	$0	$18,970

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$296	$0	$0	$296

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,237	$0	$8,237
Written Options	0	0	913	0	0	913
Swap Agreements	0	0	302	0	0	302

	$0	$0	$1,215	$8,237	$0	$9,452

	$0	$0	$1,511	$8,237	$0	$9,748

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	101

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(69)	$0	$0	$(69)
Futures	0	0	3,009	0	0	3,009

	$0	$0	$2,940	$0	$0	$2,940

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,328	$0	$17,328
Swap Agreements	0	0	(388)	0	0	(388)

	$0	$0	$(388)	$17,328	$0	$16,940

	$0	$0	$2,552	$17,328	$0	$19,880

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,220	$0	$4,220
Written Options	0	0	(123)	0	0	(123)
Swap Agreements	0	0	1,274	0	0	1,274

	$0	$0	$1,151	$4,220	$0	$5,371

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Common Stocks
Australia
Industrials	$0	$8,902	$0	$8,902
Belgium
Industrials	0	26,637	0	26,637
Bermuda
Energy	0	8,032	0	8,032
Canada
Energy	6,961	0	0	6,961
Denmark
Consumer Staples	0	16,147	0	16,147
Faroe Islands
Consumer Staples	0	9,093	0	9,093
France
Consumer Discretionary	0	28,693	0	28,693
Consumer Staples	0	23,448	0	23,448
Energy	6,896	0	0	6,896
Hong Kong
Consumer Discretionary	6,538	0	0	6,538
Financials	0	37,109	0	37,109
Industrials	0	6,431	0	6,431
Japan
Consumer Discretionary	0	6,602	0	6,602
Consumer Staples	0	11,497	0	11,497
Information Technology	10,500	9,480	0	19,980
Netherlands
Consumer Staples	0	15,516	0	15,516
Financials	0	21,191	0	21,191
Information Technology	9,818	0	0	9,818
Norway
Consumer Staples	0	37,143	0	37,143
Energy	11,240	5,489	0	16,729
Singapore
Energy	0	8,588	0	8,588
Industrials	0	24,170	0	24,170
South Korea
Consumer Discretionary	0	8,347	0	8,347
Spain
Industrials	4,648	0	0	4,648

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Sweden
Industrials	$0	$20,188	$0	$20,188
Switzerland
Financials	0	8,439	0	8,439
Health Care	0	14,945	0	14,945
Information Technology	0	15,265	0	15,265
United Kingdom
Consumer Discretionary	0	2,796	0	2,796
Consumer Staples	0	94,508	0	94,508
Financials	11,019	7,635	0	18,654
Health Care	922	0	0	922
United States
Consumer Discretionary	45,175	0	0	45,175
Consumer Staples	85,493	0	0	85,493
Energy	24,844	0	0	24,844
Financials	87,582	0	0	87,582
Health Care	25,767	0	0	25,767
Industrials	42,297	0	0	42,297
Information Technology	71,593	0	0	71,593
Materials	2,323	0	0	2,323
Real Estate Investment Trusts
Singapore
Financials	0	440	0	440
United States
Financials	4,830	0	0	4,830
Rights
France
Health Care	3,222	0	0	3,222
Short-Term Instruments
Repurchase Agreements	0	992	0	992
U.S. Treasury Bills	0	6,980	0	6,980
	$461,668	$484,703	$0	$946,371

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$61,102	$0	$0	$61,102

Total Investments	$522,770	$484,703	$0	$1,007,473

102	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
Common Stocks
China
Information Technology	$(7,528)	$0	$0	$(7,528)
United States
Information Technology	(11,142)	0	0	(11,142)
	$(18,670)	$0	$0	$(18,670)

Financial Derivative Instruments - Assets
Over the counter	$0	$18,970	$0	$18,970

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financial Derivative Instruments - Liabilities
Over the counter	$(0)	$(9,452)	$0	$(9,452)

Totals	$504,100	$494,221	$0	$998,321

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	103

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Balanced Income Fund, PIMCO Dividend and Income Builder Fund and

104	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

PIMCO Global Dividend Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the PIMCO Balanced Income Fund, PIMCO Dividend and Income Builder Fund and PIMCO Global Dividend Fund are declared daily and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes

SEMIANNUAL REPORT	DECEMBER 31, 2014	105

Notes to Financial Statements (Cont.)

obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

106	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2014	107

Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2014, the Funds had no unfunded loan commitments outstanding.

108	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The PIMCO Emerging Multi-Asset Fund may invest assets in Institutional Class or Class M shares of the Trust and funds of PIMCO Funds, except funds of funds, (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Multi-Asset Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2014 (amounts in thousands†):

SEMIANNUAL REPORT	DECEMBER 31, 2014	109

Notes to Financial Statements (Cont.)

PIMCO Emerging Multi-Asset Fund

Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$9,092	$319	$(1,235)	$(255)	$(973)	$6,948	$210	$0
PIMCO Emerging Markets Bond Fund	5,207	229	(1,426)	(150)	(320)	3,540	138	24
PIMCO Emerging Markets Corporate Bond Fund	2,517	472	(512)	(6)	(245)	2,226	61	0
PIMCO EqS® Emerging Markets Fund	19,050	249	(3,517)	(14)	(996)	14,772	0	0
PIMCO Short-Term Floating NAV Portfolio	512	2,601	(3,101)	0	0	12	0	0
PIMCO Short-Term Floating NAV Portfolio III	0	1,903	(1,700)	(3)	0	200	3	0
Totals	$36,378	$5,773	$(11,491)	$(428)	$(2,534)	$27,698	$412	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Balanced Income Fund	$980	$1,601	$(2,370)	$0	$0	$211	$1	$0
PIMCO Dividend and Income Builder Fund	19,329	88,906	(108,210)	1	0	26	7	0
PIMCO EqS® Emerging Markets Fund	519	27,214	(27,600)	(3)	0	130	14	0
PIMCO EqS® Long/Short Fund	402,024	156,942	(536,900)	(23)	(74)	21,969	342	0
PIMCO Global Dividend Fund	3,054	92,403	(95,444)	0	0	13	2	0
PIMCO EqS Pathfinder Fund®	133,858	86,913	(220,740)	(12)	(2)	17	113	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Balanced Income Fund	$0	$3,211	$(2,030)	$(5)	$(6)	$1,170	$10	$0
PIMCO Dividend and Income Builder Fund	0	73,144	(62,830)	(48)	(4)	10,262	43	0
PIMCO EqS® Emerging Markets Fund	0	11,164	0	0	(63)	11,101	64	0
PIMCO EqS® Long/Short Fund	0	271,985	(900)	(5)	(2,038)	269,042	2,085	0
PIMCO Global Dividend Fund	0	16,902	(16,880)	(3)	0	19	3	0
PIMCO International Dividend Fund	0	701	(600)	(1)	0	100	1	0
PIMCO U.S. Dividend Fund	0	701	(680)	(1)	0	20	1	0
PIMCO EqS Pathfinder Fund®	0	293,847	(231,700)	(744)	(318)	61,085	1,047	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

110	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an

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Notes to Financial Statements (Cont.)

investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike price.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

112	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a

SEMIANNUAL REPORT	DECEMBER 31, 2014	113

Notes to Financial Statements (Cont.)

default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

114	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

Market Risks  A Fund’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

SEMIANNUAL REPORT	DECEMBER 31, 2014	115

Notes to Financial Statements (Cont.)

Certain Funds (or certain Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Fund), or, in the case of hedging positions, that the Fund’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Fund’s) investments in foreign currency-denominated securities may reduce the returns of the Fund (or Acquired Fund).

A Fund’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Fund) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Fund) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Acquired Fund) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Fund) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Acquired Fund) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Acquired Fund) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Acquired Fund). A Fund (or Acquired Fund) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Fund) subsequently decreases, the Fund (or Acquired Fund) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Acquired Fund).

116	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events

SEMIANNUAL REPORT	DECEMBER 31, 2014	117

Notes to Financial Statements (Cont.)

of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund VI, Ltd. ( a “Commodity Subsidiary”), Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO EqS Pathfinder Fund® (“Consolidated Fund”) in order to effect certain investments for the Consolidated Fund consistent with the Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Fund and its Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Fund and its Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Commodity Subsidiary, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Consolidated Fund (amounts in thousands†).

PIMCO EqS Pathfinder Fund®
PIMCO Cayman Commodity Fund VI, Ltd.
Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011
Fund Net Assets	$990,901
Subsidiary % of Fund Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$0
Total liabilities	0
Net assets	$10
Total income	0
Net investment income (loss)	0
Net realized gain (loss)	0
Net change in unrealized appreciation (depreciation)	0
Increase (decrease) in net assets resulting from operations	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

118	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Balanced Income Fund	0.60%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Dividend and Income Builder Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Emerging Multi-Asset Fund	0.90%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS® Emerging Markets Fund	1.00%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	N/A	0.55%	0.55%
PIMCO Global Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO International Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO U.S. Dividend Fund	0.60%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS Pathfinder Fund®	0.75%	0.30%	0.40%	N/A	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C Class shares. For the period ended December 31, 2014, the Distributor received $208,916 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any

SEMIANNUAL REPORT	DECEMBER 31, 2014	119

Notes to Financial Statements (Cont.)

expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Date
PIMCO Balanced Income Fund	0.15%	10/31/2015
PIMCO Dividend and Income Builder Fund	0.16%	10/31/2015
PIMCO EqS® Emerging Markets Fund	0.20%	10/31/2015
PIMCO Global Dividend Fund	0.16%	10/31/2015
PIMCO International Dividend Fund	0.16%	10/31/2016
PIMCO U.S. Dividend Fund	0.16%	10/31/2016
PIMCO EqS Pathfinder Fund®	0.16%	10/31/2015

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at December 31, 2014, were as follows (amounts in thousands†):

Fund Name	Recoverable Amounts
PIMCO Balanced Income Fund	$150
PIMCO Dividend and Income Builder Fund	148
PIMCO Emerging Multi-Asset Fund	14
PIMCO EqS® Emerging Markets Fund	115
PIMCO EqS® Long/Short Fund	291
PIMCO Global Dividend Fund	177
PIMCO International Dividend Fund	0
PIMCO U.S. Dividend Fund	0
PIMCO EqS Pathfinder Fund®	299

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the PIMCO Emerging Multi-Asset Fund are based upon an allocation of the PIMCO Emerging Multi-Asset Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the PIMCO Emerging Multi-Asset Fund’s assets.

PIMCO has contractually agreed, through October 31, 2015, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Multi-Asset Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This agreement renews annually for a full

120	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waivers are reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $182,097.

The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rate of 0.49% of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from the Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended December 31, 2014 the amount was $33.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Dividend and Income Builder Fund	$5,455	$6,549

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	DECEMBER 31, 2014	121

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Balanced Income Fund	$0	$0	$5,677	$1,853
PIMCO Dividend and Income Builder Fund	0	0	319,856	367,855
PIMCO Emerging Multi-Asset Fund	1,100	0	1,284	6,685
PIMCO Global Dividend Fund	0	0	96,380	362,749
PIMCO EqS® Emerging Markets Fund	0	0	46,089	54,305
PIMCO EqS® Long/Short Fund	0	0	2,135,654	2,284,341
PIMCO International Dividend Fund	0	0	2,983	25
PIMCO U.S. Dividend Fund	0	0	2,972	0
PIMCO EqS Pathfinder Fund®	0	0	254,495	486,657

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Balanced Income Fund (1)				PIMCO Dividend and Income Builder Fund				PIMCO Emerging Multi-Asset Fund
	Six Months Ended 12/31/2014		Period from 03/31/2014 to 06/30/2014		Six Months Ended 12/31/2014		Year Ended 06/30/2014		Six Months Ended 12/31/2014		Year Ended 06/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	99	$1,006	612	$6,184	284	$3,640	4,189	$51,343	70	$642	395	$3,452
Class P	12	125	1	11	2,795	35,850	7,009	86,769	60	541	79	685
Administrative Class	0	0	0	0	0	0	0	0	(1)	0	13	107
Class D	22	213	5	49	454	5,728	1,576	19,423	9	81	175	1,521
Class A	166	1,677	31	316	3,323	42,078	20,666	252,920	73	630	378	3,256
Class C	249	2,497	45	456	3,083	38,932	24,024	292,937	23	190	121	1,041
Class R	0	0	0	0	1	13	18	214	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	13	126	3	27	235	2,898	236	2,997	102	825	54	469
Class P	0	1	0	0	270	3,328	155	1,980	8	61	4	33
Administrative Class	0	0	0	0	0	0	0	0	0	0	4	31
Class D	0	3	0	0	86	1,056	79	1,000	5	40	10	89
Class A	2	16	0	1	789	9,731	579	7,382	27	217	20	175
Class C	2	20	0	1	757	9,315	424	5,424	13	106	6	53
Class R	0	0	0	0	1	16	1	12	0	0	0	0
Cost of shares redeemed
Institutional Class	(57)	(576)	(1)	(6)	(2,181)	(27,609)	(3,499)	(43,248)	(243)	(2,068)	(2,346)	(20,139)
Class P	(1)	(12)	0	0	(1,632)	(20,553)	(2,501)	(31,140)	(79)	(667)	(142)	(1,224)
Administrative Class	0	0	0	0	0	0	0	0	(1)	(10)	(254)	(2,122)
Class D	(4)	(41)	(1)	(5)	(816)	(10,322)	(1,175)	(14,640)	(166)	(1,482)	(574)	(4,944)
Class A	(31)	(310)	0	(4)	(6,192)	(78,343)	(6,929)	(85,647)	(341)	(2,978)	(970)	(8,347)
Class C	(23)	(237)	0	0	(4,191)	(52,594)	(4,970)	(61,707)	(118)	(1,014)	(304)	(2,577)
Class R	0	0	0	0	(6)	(76)	(3)	(30)	0	0	(3)	(21)
Net increase (decrease) resulting from Fund share transactions	449	$4,508	695	$7,030	(2,940)	$(36,912)	39,879	$485,989	(559)	$(4,886)	(3,334)	$(28,462)

122	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

	PIMCO EqS® Emerging Markets Fund (2)				PIMCO EqS® Long/Short Fund (3)
	Six Months Ended 12/31/2014		Year Ended 06/30/2014		Six Months Ended 12/31/2014		Year Ended 06/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	394	$3,470	13,465	$112,700	2,125	$24,716	25,485	$307,495
Class P	28	259	299	2,635	14,980	175,890	28,084	337,222
Administrative Class	0	0	0	2	0	0	0	0
Class D	21	176	250	2,104	1,952	22,565	14,367	171,591
Class A	53	472	410	3,496	2,563	29,781	39,367	468,634
Class C	19	165	161	1,368	2,057	23,600	20,087	237,386
Class R	0	1	0	1	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	163	1,887	2,198	26,087
Class P	0	0	0	0	108	1,248	449	5,314
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	22	247	261	3,080
Class A	0	0	0	0	83	957	779	9,186
Class C	0	0	0	0	70	784	452	5,276
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(807)	(7,266)	(61,620)	(527,651)	(13,330)	(152,271)	(11,631)	(138,097)
Class P	(18)	(155)	(1,215)	(9,891)	(18,337)	(211,087)	(6,576)	(77,557)
Administrative Class	0	0	(5)	(42)	0	0	0	0
Class D	(24)	(201)	(292)	(2,491)	(4,199)	(48,129)	(9,167)	(107,763)
Class A	(208)	(1,810)	(223)	(1,892)	(17,812)	(206,685)	(10,075)	(118,408)
Class C	(39)	(332)	(99)	(810)	(6,602)	(74,516)	(3,031)	(35,277)
Class R	0	0	(2)	(16)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(581)	$(5,221)	(48,871)	$(420,487)	(36,157)	$(411,013)	91,049	$1,094,169

SEMIANNUAL REPORT	DECEMBER 31, 2014	123

Notes to Financial Statements (Cont.)

	PIMCO Global Dividend Fund (4)				PIMCO International Dividend Fund (5)		PIMCO U.S. Dividend Fund (6)		PIMCO EqS Pathfinder Fund® (7)
	Six Months Ended 12/31/2014		Year Ended 06/30/2014		Period from 12/15/2014 to 12/31/2014		Period from 12/15/2014 to 12/31/2014		Six Months Ended 12/31/2014		Year Ended 06/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	607	$6,708	3,183	$38,926	300	$3,000	300	$3,003	7,042	$88,971	75,318	$884,620
Class P	229	2,558	476	5,837	1	10	1	10	552	6,500	2,101	24,607
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	55	536	346	4,217	1	10	1	10	175	2,104	390	4,500
Class A	809	8,473	4,048	49,865	1	10	1	10	595	6,910	2,414	28,403
Class C	393	4,093	3,424	41,893	1	10	1	10	517	5,833	2,336	26,962
Class R	1	7	5	72	0	0	0	0	1	16	4	43
Issued as reinvestment of distributions
Institutional Class	3,404	25,128	3,588	43,261	0	2	1	6	25,442	239,042	7,387	86,726
Class P	275	2,006	29	350	0	0	0	0	518	4,842	205	2,400
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	281	2,056	68	827	0	0	0	0	313	2,901	50	587
Class A	2,590	18,916	378	4,569	0	0	0	0	1,611	14,979	189	2,209
Class C	1,860	13,474	234	2,814	0	0	0	0	1,261	11,362	116	1,324
Class R	8	58	1	9	0	0	0	0	2	18	0	0
Cost of shares redeemed
Institutional Class	(19,978)	(248,118)	(32,005)	(393,029)	0	0	0	0	(37,499)	(404,680)	(142,724)	(1,714,685)
Class P	(232)	(2,046)	(341)	(4,165)	0	0	0	0	(882)	(10,429)	(5,697)	(68,114)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	(568)	(5,368)	(469)	(5,867)	0	0	0	0	(463)	(4,996)	(1,005)	(11,718)
Class A	(2,473)	(25,966)	(2,116)	(25,890)	0	0	0	0	(1,717)	(19,494)	(1,763)	(20,894)
Class C	(1,257)	(12,759)	(1,771)	(21,370)	0	0	0	0	(1,010)	(10,969)	(1,076)	(12,464)
Class R	(6)	(66)	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(14,002)	$(210,310)	(20,922)	$(257,681)	304	$3,042	305	$3,049	(3,542)	$(67,090)	(61,755)	$(765,494)

(1)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 27% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of December 31, 2014, four shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 66% of the Fund, and each of the four shareholders are related parties of the Fund.*
(3)	As of December 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 26% of the Fund, and each the two shareholders are related parties of the Fund.*
(4)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 23% of the Fund, and the shareholder is a related party of the Fund.*
(5)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(6)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(7)	As of December 31, 2014, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 61% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

124	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Consolidated Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-lined derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least

90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. Note that the loss from the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2014, the following Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Balanced Income Fund	$—	$—
PIMCO Dividend and Income Builder Fund	—	—
PIMCO Emerging Multi-Asset Fund	313	2,519
PIMCO EqS® Emerging Markets Fund*	31,562	484
PIMCO EqS® Long/Short Fund	—	—
PIMCO Global Dividend Fund	—	—
PIMCO EqS Pathfinder Fund®	—	—

*	Portion of amount represents realized loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

SEMIANNUAL REPORT	DECEMBER 31, 2014	125

Notes to Financial Statements (Cont.)

December 31, 2014 (Unaudited)

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Balanced Income Fund	$10,846	$357	$(451)	$(94)
PIMCO Dividend and Income Builder Fund	823,094	77,612	(42,404)	35,208
PIMCO Emerging Multi-Asset Fund	33,742	20	(4,655)	(4,635)
PIMCO EqS® Emerging Markets Fund	110,175	8,139	(14,128)	(5,989)
PIMCO EqS® Long/Short Fund	1,014,930	81,516	(2,561)	78,955
PIMCO Global Dividend Fund	121,747	15,859	(6,891)	8,968
PIMCO International Dividend Fund	3,057	80	(25)	55
PIMCO U.S. Dividend Fund	2,922	129	(5)	124
PIMCO EqS Pathfinder Fund®	943,229	142,393	(78,149)	64,244

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

126	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	KOSPI	Korea Composite Stock Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	REMIC	Real Estate Mortgage Investment Conduit
BBR	Bank Bill Rate	NVDR	Non-Voting Depositary Receipt	SP-ADR	Sponsored American Depositary Receipt

SEMIANNUAL REPORT	DECEMBER 31, 2014	127

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

Approval of the Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 13, 2014, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the Trust’s series (the “Funds”), for an additional one-year term through August 31, 2015.

At a meeting held on November 5, 2014, the Board, including all of the independent Trustees, approved the Investment Advisory Contract (the “New Funds’ Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “New Funds’ Supervision and Administration Agreement” and together with the New Funds Investment Advisory Contract, the “New Funds’ Agreements”) with PIMCO, on behalf of PIMCO RealPath™ Blend Income Fund, PIMCO RealPath™ Blend 2020 Fund, PIMCO RealPath™ Blend 2025 Fund, PIMCO RealPath™ Blend 2030 Fund, PIMCO RealPath™ Blend 2035 Fund, PIMCO RealPath™ Blend 2040 Fund, PIMCO RealPath™ Blend 2045 Fund, PIMCO RealPath™ Blend 2050 Fund, PIMCO RealPath™ Blend 2055 Fund, PIMCO International Dividend Fund and PIMCO U.S. Dividend Fund (the “New Funds”), for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to the New Funds.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the New Funds’ Agreements at the November 5, 2014 meeting.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements or to approve the New Funds’ Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

128	PIMCO EQUITY SERIES

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted that PIMCO hired many seasoned equity professionals at senior levels and continues to invest in its global infrastructure. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; developing appropriate and scalable infrastructure to support equity trading, including PIMCO’s considerable investment in enhancing and upgrading its systems and services to allow for equity investment in various types of markets and transactions, in the U.S. and abroad, and PIMCO’s significant investments in human and technological resources in order to provide these enhanced services; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Additionally, the Trustees considered the recent decline in assets for some of the Funds and the reasons for the decline. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements are likely to benefit the Funds, the New Funds and their respective shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements.

The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the

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Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent and quality of services to be provided by PIMCO to the New Funds under the New Funds’ Agreements. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the New Funds’ Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, for the one-, two-, three-, five-, and ten-year and since inception periods ended May 31, 2014 and other performance data, as available, for the periods ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”). The Board noted that long-term performance information was not available for the PIMCO Balanced Income Fund due to its recent commencement of operations. The Board considered each Fund’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2014 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over the one-year period ended May 31, 2014. The Board considered the reasons for these Funds’ underperformance in comparison to their peer groups or benchmark indexes, or both.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Funds, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared each Fund’s total expenses to other funds in the Expense Group provided by Lipper and found each Fund’s total expenses to be reasonable in comparison to the median and mean of the Expense Group. The Board noted that PIMCO had contractually agreed, through October 31, 2014, to reduce its advisory fee by 0.16%, 0.16%, 0.20% and 0.16% of the average daily net assets of the PIMCO Dividend and Income Builder, PIMCO EqS® Emerging Markets, PIMCO Global Dividend and PIMCO EqS Pathfinder® Funds, respectively.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that three of the four Funds that have comparable separate account strategies have advisory fees that are lower than the fee charged to the separate account. In cases where the fees for other clients were lower than those charged to the PIMCO EqS Pathfinder Fund®, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. At the time that the Board considered the Agreements, PIMCO did not manage any separate accounts with investment strategies similar to those of the PIMCO Emerging Multi-Asset Fund and PIMCO EqS® Long/Short Fund.

130	PIMCO EQUITY SERIES

(Unaudited)

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

With respect to the New Funds, the Board reviewed the proposed advisory fees, supervisory and administrative fees and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median expenses of other similar funds. With respect to the advisory fee of each New Fund, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had proposed to contractually waive 0.16% of the investment advisory fee for each of the PIMCO International Dividend Fund and PIMCO U.S. Dividend Fund, which waiver would be renewable on an annual basis. The Board also noted that, even before taking into account this waiver, the advisory fee for each of the PMCO International Dividend Fund and PIMCO U.S. Dividend Fund compared favorably to the Lipper medians for comparable funds. The Board compared the New Funds’ estimated total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ estimated total expenses to be reasonable.

At the time the Board considered the New Funds’ Investment Advisory Contract, PIMCO did not manage any separate accounts with similar investment strategies to the New Funds; therefore, the Board did not consider the fees charged by PIMCO to comparable separate accounts. However, the Board did consider the fees paid by the Trust’s existing series with dividend strategies as well as the fee structure of the PIMCO RealRetirement Funds, which are existing series of PIMCO Funds, and are overseen by a different board.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

In connection with the approval of the New Funds’ Supervision and Administration Agreement, the Board compared the proposed fees with those of similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the New Funds would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the New Funds’ Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to each New Fund and its shareholders.

The Trustees also considered the advisory fees charged to the PIMCO Emerging Multi-Asset Fund, which operates as a fund of funds (the “Fund of Funds”), and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Fund of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Fund of Funds.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment,

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Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO under the New Funds’ Agreements, as well as the total expenses of each New Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Funds during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and respective shareholders in a number of ways, including through the pricing of the Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

With respect to the New Funds, the Board noted that each New Fund’s proposed fee rate priced the fund at scale from the outset.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund and a New Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ and New Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee may emerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ and New Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds and New Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and New Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ and New Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO favored the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

132	PIMCO EQUITY SERIES

(Unaudited)

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO favored approval of the New Funds’ Agreements. The Board concluded that the New Funds’ Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the fees paid to PIMCO by the New Funds under the New Funds’ Agreements, and that the approval of the New Funds’ Agreements was in the best interests of the New Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2014	133

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

To get future shareholder reports online and to eliminate mailings, go to:

pimco.com/edelivery

pimco.com/investments

PES4001SAR_123114

Your Global Investment Authority

PIMCO Equity Series®

Semiannual Report

December 31, 2014

PIMCO RealPath™ Blend 2020 Fund

PIMCO RealPath™ Blend 2025 Fund

PIMCO RealPath™ Blend 2030 Fund

PIMCO RealPath™ Blend 2035 Fund

PIMCO RealPath™ Blend 2040 Fund

PIMCO RealPath™ Blend 2045 Fund

PIMCO RealPath™ Blend 2050 Fund

PIMCO RealPath™ Blend 2055 Fund

PIMCO RealPath™ Blend Income Fund

Share Classes

■	Institutional
■	Administrative
■	A

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus.

Important Information About the Funds

We believe that equity funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

Individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: Acquired Fund risk, allocation risk, equity risk, value investing risk, interest rate risk, call risk, credit risk, high yield and distressed company risk, market risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities, foreign (non-U.S.) investment risk, real estate risk, emerging market risk, currency risk, leveraging risk, small-cap and mid-cap company risk, management risk, short sale risk, tax risk, subsidiary risk, arbitrage risk, and convertible securities risk. A complete description of these risks and other risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Funds could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk

2	PIMCO EQUITY SERIES

that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The PIMCO RealPathTM Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealPathTM Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the RealPathTM Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO RealPathTM Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealPathTM Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealPathTM Blend Fund’s name.

The Funds’ financial statements are from inception through its fiscal year end, each being 12/31/2014. Thus, no discussion of Fund performance is included.

Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO RealPathTM Blend Income Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2020 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2025 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2030 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2035 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2040 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2045 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2050 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—
PIMCO RealPathTM Blend 2055 Fund	12/31/2014	12/31/2014	—	12/31/2014	—	12/31/2014	—	—

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at http://www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at http://www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Funds (Cont.)

PIMCO RealPath™ Blend 2020 Fund

Top 10 Holdings1

PIMCO Total Return Fund	15.40%
Vanguard 500 Index Fund	15.40%
PIMCO Real Return Fund	10.30%
PIMCO Real Return Asset Fund	10.20%
Vanguard Emerging Markets Stock Index Fund	7.70%
PIMCO Long Duration Total Return Fund	7.70%
Vanguard Developed Markets Index Fund	7.70%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7.70%
PIMCO High Yield Fund	5.10%
Vanguard REIT Index Fund	5.10%
Other	7.70%

PIMCO RealPath™ Blend 2025 Fund

Top 10 Holdings1

Vanguard 500 Index Fund	17.90%
PIMCO Real Return Asset Fund	10.30%
Vanguard Developed Markets Index Fund	10.30%
Vanguard Emerging Markets Stock Index Fund	10.20%
PIMCO Real Return Fund	7.70%
PIMCO Total Return Fund	7.70%
Vanguard REIT Index Fund	7.70%
PIMCO High Yield Fund	7.70%
PIMCO Long Duration Total Return Fund	7.70%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5.10%
Other	7.70%

PIMCO RealPath™ Blend 2030 Fund

Top 10 Holdings1

Vanguard 500 Index Fund	20.50%
Vanguard Developed Markets Index Fund	12.80%
Vanguard Emerging Markets Stock Index Fund	12.80%
PIMCO Real Return Asset Fund	10.30%
Vanguard REIT Index Fund	10.20%
PIMCO High Yield Fund	7.70%
PIMCO Long Duration Total Return Fund	7.70%
PIMCO Emerging Local Bond Fund	5.10%
Vanguard Small-Cap Index Fund	5.10%
PIMCO Total Return Fund	2.60%
Other	5.20%

PIMCO RealPath™ Blend 2035 Fund

Top Holdings1

Vanguard 500 Index Fund	23.10%
Vanguard Developed Markets Index Fund	15.40%
Vanguard Emerging Markets Stock Index Fund	15.40%
PIMCO Real Return Asset Fund	10.30%
Vanguard REIT Index Fund	10.20%
PIMCO Long Duration Total Return Fund	7.70%
Vanguard Small-Cap Index Fund	7.70%
PIMCO Emerging Local Bond Fund	5.10%
PIMCO High Yield Fund	5.10%

PIMCO RealPath™ Blend 2040 Fund

Top Holdings1

Vanguard 500 Index Fund	25.60%
Vanguard Developed Markets Index Fund	15.40%
Vanguard Emerging Markets Stock Index Fund	15.40%
Vanguard REIT Index Fund	10.30%
Vanguard Small-Cap Index Fund	10.20%
PIMCO Real Return Asset Fund	7.70%
PIMCO Long Duration Total Return Fund	7.70%
PIMCO High Yield Fund	5.10%
PIMCO Emerging Local Bond Fund	2.60%

PIMCO RealPath™ Blend 2045 Fund

Top Holdings1

Vanguard 500 Index Fund	25.60%
Vanguard Developed Markets Index Fund	17.90%
Vanguard Emerging Markets Stock Index Fund	17.90%
Vanguard REIT Index Fund	10.30%
Vanguard Small-Cap Index Fund	10.30%
PIMCO Long Duration Total Return Fund	7.70%
PIMCO Real Return Asset Fund	5.10%
PIMCO Emerging Local Bond Fund	2.60%
PIMCO High Yield Fund	2.60%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

4	PIMCO EQUITY SERIES

PIMCO RealPath™ Blend 2050 Fund

Top Holdings1

Vanguard 500 Index Fund	28.20%
Vanguard Developed Markets Index Fund	17.90%
Vanguard Emerging Markets Stock Index Fund	17.90%
Vanguard REIT Index Fund	10.30%
Vanguard Small-Cap Index Fund	10.20%
PIMCO Long Duration Total Return Fund	7.70%
PIMCO Real Return Asset Fund	2.60%
PIMCO Emerging Local Bond Fund	2.60%
PIMCO High Yield Fund	2.60%

PIMCO RealPath Blend™ 2055 Fund

Top Holdings1

Vanguard 500 Index Fund	28.20%
Vanguard Developed Markets Index Fund	17.90%
Vanguard Emerging Markets Stock Index Fund	17.90%
Vanguard REIT Index Fund	10.30%
Vanguard Small-Cap Index Fund	10.20%
PIMCO Long Duration Total Return Fund	7.70%
PIMCO Real Return Asset Fund	2.60%
PIMCO Emerging Local Bond Fund	2.60%
PIMCO High Yield Fund	2.60%

PIMCO RealPath™ Blend Income Fund

Top 10 Holdings1

PIMCO Real Return Fund	16.20%
PIMCO Total Return Fund	16.20%
Vanguard 500 Index Fund	13.50%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	10.80%
Vanguard Developed Markets Index Fund	8.20%
PIMCO Long Duration Total Return Fund	8.10%
PIMCO Real Return Asset Fund	8.10%
Vanguard Emerging Markets Stock Index Fund	5.40%
Vanguard REIT Index Fund	5.40%
PIMCO Emerging Local Bond Fund	2.70%
Other	5.40%

SEMIANNUAL REPORT	DECEMBER 31, 2014	5

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2014 to December 31, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value(a) (12/31/14)	Ending Account Value (12/31/14)	Expenses Paid During Period(b)	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period	Net Annualized Expense Ratio*
PIMCO RealPathTM Blend 2020 Fund
Institutional Class	$1,000.00	$1,000.00	$0.15	$1,000.00	$1,025.05	$0.15	0.03%
Administrative Class	1,000.00	1,000.00	1.41	1,000.00	1,023.79	1.43	0.28
Class A	1,000.00	1,000.00	2.67	1,000.00	1,022.53	2.70	0.53
PIMCO RealPathTM Blend 2025 Fund
Institutional Class	$1,000.00	$1,000.00	$0.15	$1,000.00	$1,025.05	$0.15	0.03%
Administrative Class	1,000.00	1,000.00	1.41	1,000.00	1,023.79	1.43	0.28
Class A	1,000.00	1,000.00	2.67	1,000.00	1,022.53	2.70	0.53
PIMCO RealPathTM Blend 2030 Fund
Institutional Class	$1,000.00	$1,000.00	$0.20	$1,000.00	$1,025.00	$0.20	0.04%
Administrative Class	1,000.00	1,000.00	1.46	1,000.00	1,023.74	1.48	0.29
Class A	1,000.00	1,000.00	2.72	1,000.00	1,022.48	2.75	0.54
PIMCO RealPathTM Blend 2035 Fund
Institutional Class	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.95	$0.26	0.05%
Administrative Class	1,000.00	1,000.00	1.51	1,000.00	1,023.69	1.53	0.30
Class A	1,000.00	1,000.00	2.77	1,000.00	1,022.43	2.80	0.55

6	PIMCO EQUITY SERIES

(Unaudited)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value(a) (12/31/14)	Ending Account Value (12/31/14)	Expenses Paid During Period(b)	Beginning Account Value (07/01/14)	Ending Account Value (12/31/14)	Expenses Paid During Period	Net Annualized Expense Ratio*
PIMCO RealPathTM Blend 2040 Fund
Institutional Class	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.95	$0.26	0.05%
Administrative Class	1,000.00	1,000.00	1.51	1,000.00	1,023.69	1.53	0.30
Class A	1,000.00	1,000.00	2.77	1,000.00	1,022.43	2.80	0.55
PIMCO RealPathTM Blend 2045 Fund
Institutional Class	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.95	$0.26	0.05%
Administrative Class	1,000.00	1,000.00	1.51	1,000.00	1,023.69	1.53	0.30
Class A	1,000.00	1,000.00	2.77	1,000.00	1,022.43	2.80	0.55
PIMCO RealPathTM Blend 2050 Fund
Institutional Class	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.95	$0.26	0.05%
Administrative Class	1,000.00	1,000.00	1.51	1,000.00	1,023.69	1.53	0.30
Class A	1,000.00	1,000.00	2.77	1,000.00	1,022.43	2.80	0.55
PIMCO RealPathTM Blend 2055 Fund
Institutional Class	$1,000.00	$1,000.00	$0.25	$1,000.00	$1,024.95	$0.26	0.05%
Administrative Class	1,000.00	1,000.00	1.51	1,000.00	1,023.69	1.53	0.30
Class A	1,000.00	1,000.00	2.77	1,000.00	1,022.43	2.80	0.55
PIMCO RealPathTM Blend Income Fund
Institutional Class	$1,000.00	$1,000.00	$0.15	$1,000.00	$1,025.05	$0.15	0.03%
Administrative Class	1,000.00	1,000.00	1.41	1,000.00	1,023.79	1.43	0.28
Class A	1,000.00	1,000.00	2.67	1,000.00	1,022.53	2.70	0.53

* The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/31/14 which is the Fund’s inception date.

(b) Expenses Paid in the Actual expense section are equal to the contractual expense ratio for the Class, multiplied by the average account value over the period. Actual and hypothetical expenses reflect amounts as if the Class had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
PIMCO RealPathTM Blend 2020 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend 2025 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend 2030 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend 2035 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend 2040 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend 2045 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend 2050 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend 2055 Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
PIMCO RealPathTM Blend Income Fund
Institutional Class
12/31/2014 - 12/31/2014+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Administrative Class
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 12/31/2014+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.

8	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,001	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

$10.00	0.00%	$3,000	0.00%	0.00%	0.00%	0.00%	0.00%	0%

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

10.00	0.00	10	0.00	0.00	0.00	0.00	0.00	0

SEMIANNUAL REPORT	DECEMBER 31, 2014	9

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RealPathTM Blend 2020 Fund	PIMCO RealPathTM Blend 2025 Fund	PIMCO RealPathTM Blend 2030 Fund	PIMCO RealPathTM Blend 2035 Fund

Assets:
Investments, at value
Investments in securities	$1,208	$1,510	$1,812	$2,114
Investments in Affiliates	1,737	1,435	1,133	831
Receivable for investments sold	4	4	4	4
Receivable for Fund shares sold	3,020	3,020	3,020	3,020
	5,969	5,969	5,969	5,969

Liabilities:
Financial Derivative Instruments
Over the counter	$4	$4	$4	$4
Payable for investments purchased	1,208	1,510	1,812	2,114
Payable for investments in Affiliates purchased	1,737	1,435	1,133	831
	2,949	2,949	2,949	2,949

Net Assets	$3,020	$3,020	$3,020	$3,020

Net Assets Consist of:
Paid in capital	$3,020	$3,020	$3,020	$3,020
Undistributed net investment income	0	0	0	0
Accumulated undistributed net realized gain	4	4	4	4
Net unrealized (depreciation)	(4)	(4)	(4)	(4)
	$3,020	$3,020	$3,020	$3,020

Net Assets:
Institutional Class	$3,000	$3,000	$3,000	$3,000
Administrative Class	10	10	10	10
Class A	10	10	10	10

Shares Issued and Outstanding:
Institutional Class	300	300	300	300
Administrative Class	1	1	1	1
Class A	1	1	1	1

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.00	$10.00	$10.00	$10.00
Administrative Class	10.00	10.00	10.00	10.00
Class A	10.00	10.00	10.00	10.00

Cost of Investments in securities	$1,208	$1,510	$1,812	$2,114
Cost of Investments in Affiliates	$1,737	$1,435	$1,133	$831

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	With respect to Class A, the redemption price varies by the length of time the shares are held.

10	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

PIMCO RealPathTM Blend 2040 Fund	PIMCO RealPathTM Blend 2045 Fund	PIMCO RealPathTM Blend 2050 Fund	PIMCO RealPathTM Blend 2055 Fund	PIMCO RealPathTM Blend Income Fund

$2,265	$2,416	$2,492	$2,492	$982
680	529	453	453	1,812
4	4	4	4	4
3,020	3,020	3,021	3,020	3,020
5,969	5,969	5,970	5,969	5,818

$4	$4	$4	$4	$4
2,265	2,416	2,492	2,492	982
680	529	453	453	1,812
2,949	2,949	2,949	2,949	2,798

$3,020	$3,020	$3,021	$3,020	$3,020

$3,020	$3,020	$3,021	$3,020	$3,020
0	0	0	0	0
4	4	4	4	4
(4)	(4)	(4)	(4)	(4)
$3,020	$3,020	$3,021	$3,020	$3,020

$3,000	$3,000	$3,001	$3,000	$3,000
10	10	10	10	10
10	10	10	10	10

300	300	300	300	300
1	1	1	1	1
1	1	1	1	1

$10.00	$10.00	$10.00	$10.00	$10.00
10.00	10.00	10.00	10.00	10.00
10.00	10.00	10.00	10.00	10.00

$2,265	$2,416	$2,492	$2,492	$982
$680	$529	$453	$453	$1,812

SEMIANNUAL REPORT	DECEMBER 31, 2014	11

Statements of Operations

Period Ended December 31, 2014 (Unaudited)
(Amounts in thousands†)	PIMCO RealPathTM Blend 2020 Fund (1)	PIMCO RealPathTM Blend 2025 Fund (1)	PIMCO RealPathTM Blend 2030 Fund (1)	PIMCO RealPathTM Blend 2035 Fund (1)

Investment Income:
Interest	$0	$0	$0	$0
Dividends	0	0	0	0
Dividends from Investments in Affiliates	0	0	0	0
Total Income	0	0	0	0

Expenses:
Investment advisory fees	0	0	0	0
Supervisory and administrative fees	0	0	0	0
Distribution and/or servicing fees - Institutional Class	0	0	0	0
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution fees - Class A	0	0	0	0
Servicing fees - Class A	0	0	0	0
Trustee fees	0	0	0	0
Total Expenses	0	0	0	0

Net Investment Income	0	0	0	0

Net Realized Gain:
Investments in securities	0	0	0	0
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	4	4	4	4
Foreign currency	0	0	0	0
Net Realized Gain	4	4	4	4

Net Change in Unrealized (Depreciation):
Investments in securities	0	0	0	0
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	(4)	(4)	(4)	(4)
Foreign currency assets and liabilities	0	0	0	0
Net Change in Unrealized (Depreciation)	(4)	(4)	(4)	(4)
Net Gain	0	0	0	0

Net Increase in Net Assets Resulting from Operations	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Inception date of the Fund was December 31, 2014.

12	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RealPathTM Blend 2040 Fund (1)	PIMCO RealPathTM Blend 2045 Fund (1)	PIMCO RealPathTM Blend 2050 Fund (1)	PIMCO RealPathTM Blend 2055 Fund (1)	PIMCO RealPathTM Blend Income Fund (1)

$0	$0	$0	$0	$0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0

0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0

0	0	0	0	0

0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
4	4	4	4	4
0	0	0	0	0
4	4	4	4	4

0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
(4)	(4)	(4)	(4)	(4)
0	0	0	0	0
(4)	(4)	(4)	(4)	(4)
0	0	0	0	0

$0	$0	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2014	13

Statements of Changes in Net Assets

	PIMCO RealPathTM Blend 2020 Fund	PIMCO RealPathTM Blend 2025 Fund	PIMCO RealPathTM Blend 2030 Fund	PIMCO RealPathTM Blend 2035 Fund

(Amounts in thousands†)	Period from December 31, 2014 to December 31, 2014 (Unaudited)	Period from December 31, 2014 to December 31, 2014 (Unaudited)	Period from December 31, 2014 to December 31, 2014 (Unaudited)	Period from December 31, 2014 to December 31, 2014 (Unaudited)

Increase in Net Assets from:

Operations:
Net Investment Income	$0	$0	$0	$0
Net realized gain	4	4	4	4
Net change in unrealized (depreciation)	(4)	(4)	(4)	(4)
Net increase in net assets resulting from operations	0	0	0	0

Portfolio Share Transactions:
Net increase resulting from Fund share transactions**	3,020	3,020	3,020	3,020

Total Increase in Net Assets	3,020	3,020	3,020	3,020

Net Assets:
Beginning of period	0	0	0	0
End of period*	$3,020	$3,020	$3,020	$3,020

* Including undistributed net investment income of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.

14	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RealPathTM Blend 2040 Fund	PIMCO RealPathTM Blend 2045 Fund	PIMCO RealPathTM Blend 2050 Fund	PIMCO RealPathTM Blend 2055 Fund	PIMCO RealPathTM Blend Income Fund

Period from December 31, 2014 to December 31, 2014 (Unaudited)	Period from December 31, 2014 to December 31, 2014 (Unaudited)	Period from December 31, 2014 to December 31, 2014 (Unaudited)	Period from December 31, 2014 to December 31, 2014 (Unaudited)	Period from December 31, 2014 to December 31, 2014 (Unaudited)

$0	$0	$0	$0	$0
4	4	4	4	4
(4)	(4)	(4)	(4)	(4)
0	0	0	0	0

3,020	3,020	3,021	3,020	3,020

3,020	3,020	3,021	3,020	3,020

0	0	0	0	0
$3,020	$3,020	$3,021	$3,020	$3,020

$0	$0	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2014	15

Schedule of Investments PIMCO RealPathTM Blend 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 40.0%

EXCHANGE-TRADED FUNDS 40.0%
Vanguard 500 Index Fund	2,386	$453
Vanguard Developed Markets Index Fund	18,611	226
Vanguard Emerging Markets Stock Index Fund	6,812	227
Vanguard REIT Index Fund	1,315	151
Vanguard Small-Cap Index Fund	2,703	151

Total Investments in Securities (Cost $1,208)		1,208

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 57.5%

MUTUAL FUNDS (a) 57.5%
PIMCO Emerging Local Bond Fund	9,075	$76
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	21,031	226
PIMCO High Yield Fund	16,521	151
PIMCO Long Duration Total Return Fund	18,875	227
PIMCO Real Return Asset Fund	36,081	302
PIMCO Real Return Fund	27,656	302
PIMCO Total Return Fund	42,495	453

Total Mutual Funds (Cost $1,737)		1,737

Total Investments in Affiliates (Cost $1,737)		1,737

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%)
(Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		79

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75	$(4)	$0	$(4)

Total Swap Agreements							$(4)	$0	$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$1,208	$0	$0	$1,208

	$1,208	$0	$0	$1,208

Investments in Affiliates, at Value
Mutual Funds	$1,737	$0	$0	$1,737

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	17

Schedule of Investments PIMCO RealPath™ Blend 2025 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 50.0%

EXCHANGE-TRADED FUNDS 50.0%
Vanguard 500 Index Fund	2,783	$528
Vanguard Developed Markets Index Fund	24,815	302
Vanguard Emerging Markets Stock Index Fund	9,083	302
Vanguard REIT Index Fund	1,972	227
Vanguard Small-Cap Index Fund	2,703	151

Total Investments in Securities (Cost $1,510)		1,510

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 47.5%

MUTUAL FUNDS (a) 47.5%
PIMCO Emerging Local Bond Fund	9,075	$76
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	14,020	151
PIMCO High Yield Fund	24,781	226
PIMCO Long Duration Total Return Fund	18,875	226
PIMCO Real Return Asset Fund	36,081	302
PIMCO Real Return Fund	20,742	227
PIMCO Total Return Fund	21,248	227

Total Mutual Funds (Cost $1,435)		1,435

Total Investments in Affiliates (Cost $1,435)		1,435

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%) (Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		79

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)		Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75		$(4)	$0		$(4)

Total Swap Agreements								$(4)	$0		$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$1,510	$0	$0	$1,510

	$1,510	$0	$0	$1,510

Investments in Affiliates, at Value
Mutual Funds	1,435	0	0	1,435

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	19

Schedule of Investments PIMCO RealPathTM Blend 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 60.0%

EXCHANGE-TRADED FUNDS 60.0%
Vanguard 500 Index Fund	3,181	$604
Vanguard Developed Markets Index Fund	31,019	378
Vanguard Emerging Markets Stock Index Fund	11,353	377
Vanguard REIT Index Fund	2,630	302
Vanguard Small-Cap Index Fund	2,703	151

Total Investments in Securities (Cost $1,812)		1,812

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 37.5%

MUTUAL FUNDS (a) 37.5%
PIMCO Emerging Local Bond Fund	18,149	$151
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7,010	76
PIMCO High Yield Fund	24,781	226
PIMCO Long Duration Total Return Fund	18,875	226
PIMCO Real Return Asset Fund	36,081	302
PIMCO Real Return Fund	6,914	76
PIMCO Total Return Fund	7,083	76

Total Mutual Funds (Cost $1,133)		1,133

Total Investments in Affiliates (Cost $1,133)		1,133

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%)
(Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		79

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)		Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75		$(4)	$0		$(4)

Total Swap Agreements								$(4)	$0		$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

20	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$1,812	$0	$0	$1,812

	$1,812	$0	$0	$1,812

Investments in Affiliates, at Value
Mutual Funds	1,133	0	0	1,133

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	21

Schedule of Investments PIMCO RealPathTM Blend 2035 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.0%

EXCHANGE-TRADED FUNDS 70.0%
Vanguard 500 Index Fund	3,578	$679
Vanguard Developed Markets Index Fund	37,223	453
Vanguard Emerging Markets Stock Index Fund	13,624	453
Vanguard REIT Index Fund	2,630	302
Vanguard Small-Cap Index Fund	4,054	227

Total Investments in Securities (Cost $2,114)		2,114

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.5%

MUTUAL FUNDS (a) 27.5%
PIMCO Emerging Local Bond Fund	18,149	$151
PIMCO High Yield Fund	16,521	151
PIMCO Long Duration Total Return Fund	18,875	227
PIMCO Real Return Asset Fund	36,081	302

Total Mutual Funds (Cost $831)		831

Total Investments in Affiliates (Cost $831)		831

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%)
(Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		79

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75	$(4)	$0	$(4)

Total Swap Agreements							$(4)	$0	$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE OF MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$2,114	$0	$0	$2,114

	$2,114	$0	$0	$2,114

Investments in Affiliates, at Value
Mutual Funds	831	0	0	831

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PIMCO RealPathTM Blend 2040 Fund

	SHARES	MARKET VALUE (000S)
\INVESTMENTS IN SECURITIES 75.0%

EXCHANGE-TRADED FUNDS 75.0%
Vanguard 500 Index Fund	3,976	$755
Vanguard Developed Markets Index Fund	37,223	453
Vanguard Emerging Markets Stock Index Fund	13,624	453
Vanguard REIT Index Fund	2,630	302
Vanguard Small-Cap Index Fund	5,405	302

Total Investments in Securities (Cost $2,265)		2,265

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.5%

MUTUAL FUNDS (a) 22.5%
PIMCO Emerging Local Bond Fund	9,075	$76
PIMCO High Yield Fund	16,521	151
PIMCO Long Duration Total Return Fund	18,875	226
PIMCO Real Return Asset Fund	27,061	227

Total Mutual Funds (Cost $680)		680

Total Investments in Affiliates (Cost $680)		680

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%)
(Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		79

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75	$(4)	$0	$(4)

Total Swap Agreements							$(4)	$0	$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

24	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE OF MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$2,265	$0	$0	$2,265

	$2,265	$0	$0	$2,265

Investments in Affiliates, at Value
Mutual Funds	680	0	0	680

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	25

Schedule of Investments PIMCO RealPathTM Blend 2045 Fund

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 80.0%

EXCHANGE-TRADED FUNDS 80.0%
Vanguard 500 Index Fund	3,976	$755
Vanguard Developed Markets Index Fund	43,426	529
Vanguard Emerging Markets Stock Index Fund	15,895	528
Vanguard REIT Index Fund	2,630	302
Vanguard Small-Cap Index Fund	5,405	302

Total Investments in Securities (Cost $2,416)		2,416

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 17.5%

MUTUAL FUNDS (a) 17.5%
PIMCO Emerging Local Bond Fund	9,075	$76
PIMCO High Yield Fund	8,260	76
PIMCO Long Duration Total Return Fund	18,875	226
PIMCO Real Return Asset Fund	18,041	151

Total Mutual Funds (Cost $529)		529

Total Investments in Affiliates (Cost $529)		529

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%) (Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		79

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75	$(4)	$0	$(4)

Total Swap Agreements							$(4)	$0	$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$2,416	$0	$0	$2,416

	$2,416	$0	$0	$2,416

Investments in Affiliates, at Value
Mutual Funds	529	0	0	529

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments—Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	27

Schedule of Investments PIMCO RealPathTM Blend 2050 Fund

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 82.5%

EXCHANGE-TRADED FUNDS 82.5%
Vanguard 500 Index Fund	4,374	$831
Vanguard Developed Markets Index Fund	43,426	529
Vanguard Emerging Markets Stock Index Fund	15,895	528
Vanguard REIT Index Fund	2,630	302
Vanguard Small-Cap Index Fund	5,405	302

Total Investments in Securities (Cost $2,492)		2,492

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 15.0%

MUTUAL FUNDS (a) 15.0%
PIMCO Emerging Local Bond Fund	9,074	$75
PIMCO High Yield Fund	8,260	75
PIMCO Long Duration Total Return Fund	18,875	227
PIMCO Real Return Asset Fund	9,020	76

Total Mutual Funds (Cost $453)		453

Total Investments in Affiliates (Cost $453)		453

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%) (Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		80

Net Assets 100.0%		$3,021

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75	$(4)	$0	$(4)

Total Swap Agreements							$(4)	$0	$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

28	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$2,492	$0	$0	$2,492

	$2,492	$0	$0	$2,492

Investments in Affiliates, at Value
Mutual Funds	453	0	0	453

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	29

Schedule of Investments PIMCO RealPath™ Blend 2055 Fund

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 82.5%

EXCHANGE-TRADED FUNDS 82.5%
Vanguard 500 Index Fund	4,374	$831
Vanguard Developed Markets Index Fund	43,426	529
Vanguard Emerging Markets Stock Index Fund	15,895	528
Vanguard REIT Index Fund	2,630	302
Vanguard Small-Cap Index Fund	5,405	302

Total Investments in Securities (Cost $2,492)		2,492

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 15.0

MUTUAL FUNDS (a) 15.0%
PIMCO Emerging Local Bond Fund	9,075	$75
PIMCO High Yield Fund	8,260	75
PIMCO Long Duration Total Return Fund	18,875	227
PIMCO Real Return Asset Fund	9,020	76

Total Mutual Funds (Cost $453)		453

Total Investments in Affiliates (Cost $453)		453

Total Investments 97.5% (Cost $2,945)		$2,945

Financial Derivative Instruments (b) (0.1%) (Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 2.6%		79

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75	$(4)	$0	$(4)

Total Swap Agreements							$(4)	$0	$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

30	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$2,492	$0	$0	$2,492

	$2,492	$0	$0	$2,492

Investments in Affiliates, at Value
Mutual Funds	453	0	0	453

Total Investments	$2,945	$0	$0	$2,945

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,945	$(4)	$0	$2,941

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	31

Schedule of Investments PIMCO RealPathTM Blend Income Fund

	SHARES		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 32.5%

EXCHANGE-TRADED FUNDS 32.5%
Vanguard 500 Index Fund	1,988	S	377
Vanguard Developed Markets Index Fund	18,611		227
Vanguard Emerging Markets Stock Index Fund	4,541		151
Vanguard REIT Index Fund	1,315		151
Vanguard Small-Cap Index Fund	1,351		76

Total Investments in Securities (Cost $982)			982

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 60.0%

MUTUAL FUNDS (a) 60.0%
PIMCO Emerging Local Bond Fund	9,075	$76
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	28,041	302
PIMCO High Yield Fund	8,260	75
PIMCO Long Duration Total Return Fund	18,875	227
PIMCO Real Return Asset Fund	27,061	226
PIMCO Real Return Fund	41,484	453
PIMCO Total Return Fund	42,495	453

Total Mutual Funds (Cost $1,812)		1,812

Total Investments in Affiliates (Cost $1,812)		1,812

Total Investments 92.5% (Cost $2,794)		$2,794

Financial Derivative Instruments (b) (0.1%)
(Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 7.6%		230

Net Assets 100.0%		$3,020

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Receive	BCOMTR Index	359	3-Month U.S. Treasury Bill rate plus a specified spread	02/17/2015	$75	$(4)	$0	$(4)

Total Swap Agreements							$(4)	$0	$(4)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
CBK	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$0	$(4)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

32	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2014 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 6, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$4	$0	$0	$0	$0	$4

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$(4)	$0	$0	$0	$0	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Exchange-Traded Funds	$982	$0	$0	$982

	$982	$0	$0	$982

Investments in Affiliates, at Value
Mutual Funds	1,812	0	0	1,812

Total Investments	$2,794	$0	$0	$2,794

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Totals	$2,794	$(4)	$0	$2,790

There were no significant transfers between Level 1, 2, and 3 during the period ended December 31, 2014.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2014	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Class A shares of the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities,

currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain

34	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

SEMIANNUAL REPORT	DECEMBER 31, 2014	35

Notes to Financial Statements (Cont.)

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including

36	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(b) Investments in Affiliates

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2014 (amounts in thousands†):

PIMCO RealPathTM Blend 2020 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$76	$0	$0	$0	$76	$0	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	226	0	0	0	226	0	0
PIMCO High Yield Fund	0	151	0	0	0	151	0	0
PIMCO Long Duration Total Return Fund	0	227	0	0	0	227	0	0
PIMCO Real Return Fund	0	302	0	0	0	302	0	0
PIMCO Real Return Asset Fund	0	302	0	0	0	302	0	0
PIMCO Total Return Fund	0	453	0	0	0	453	0	0
Totals	$0	$1,737	$0	$0	$0	$1,737	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2014	37

Notes to Financial Statements (Cont.)

PIMCO RealPathTM Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$76	$0	$0	$0	$76	$0	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	151	0	0	0	151	0	0
PIMCO High Yield Fund	0	226	0	0	0	226	0	0
PIMCO Long Duration Total Return Fund	0	226	0	0	0	226	0	0
PIMCO Real Return Asset Fund	0	302	0	0	0	302	0	0
PIMCO Real Return Fund	0	227	0	0	0	227	0	0
PIMCO Total Return Fund	0	227	0	0	0	227	0	0
Totals	$0	$1,435	$0	$0	$0	$1,435	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$151	$0	$0	$0	$151	$0	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	76	0	0	0	76	0	0
PIMCO High Yield Fund	0	226	0	0	0	226	0	0
PIMCO Long Duration Total Return Fund	0	226	0	0	0	226	0	0
PIMCO Real Return Asset Fund	0	302	0	0	0	302	0	0
PIMCO Real Return Fund	0	76	0	0	0	76	0	0
PIMCO Total Return Fund	0	76	0	0	0	76	0	0
Totals	$0	$1,133	$0	$0	$0	$1,133	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$151	$0	$0	$0	$151	$0	$0
PIMCO High Yield Fund	0	151	0	0	0	151	0	0
PIMCO Long Duration Total Return Fund	0	227	0	0	0	227	0	0
PIMCO Real Return Asset Fund	0	302	0	0	0	302	0	0
Totals	$0	$831	$0	$0	$0	$831	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$76	$0	$0	$0	$76	$0	$0
PIMCO High Yield Fund	0	151	0	0	0	151	0	0
PIMCO Long Duration Total Return Fund	0	226	0	0	0	226	0	0
PIMCO Real Return Asset Fund	0	227	0	0	0	227	0	0
Totals	$0	$680	$0	$0	$0	$680	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

PIMCO RealPathTM Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$76	$0	$0	$0	$76	$0	$0
PIMCO High Yield Fund	0	76	0	0	0	76	0	0
PIMCO Long Duration Total Return Fund	0	226	0	0	0	226	0	0
PIMCO Real Return Asset Fund	0	151	0	0	0	151	0	0
Totals	$0	$529	$0	$0	$0	$529	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$75	$0	$0	$0	$75	$0	$0
PIMCO High Yield Fund	0	75	0	0	0	75	0	0
PIMCO Long Duration Total Return Fund	0	227	0	0	0	227	0	0
PIMCO Real Return Asset Fund	0	76	0	0	0	76	0	0
Totals	$0	$453	$0	$0	$0	$453	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$75	$0	$0	$0	$75	$0	$0
PIMCO High Yield Fund	0	75	0	0	0	75	0	0
PIMCO Long Duration Total Return Fund	0	227	0	0	0	227	0	0
PIMCO Real Return Asset Fund	0	76	0	0	0	76	0	0
Totals	$0	$453	$0	$0	$0	$453	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$76	$0	$0	$0	$76	$0	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	302	0	0	0	302	0	0
PIMCO High Yield Fund	0	75	0	0	0	75	0	0
PIMCO Long Duration Total Return Fund	0	227	0	0	0	227	0	0
PIMCO Real Return Asset Fund	0	226	0	0	0	226	0	0
PIMCO Real Return Fund	0	453	0	0	0	453	0	0
PIMCO Total Return Fund	0	453	0	0	0	453	0	0
Totals	$0	$1,812	$0	$0	$0	$1,812	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2014	39

Notes to Financial Statements (Cont.)

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to

40	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary.

Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that PIMCO, as the investment adviser, will make less than optimal or poor asset allocation decisions. PIMCO attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds (or certain Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including

SEMIANNUAL REPORT	DECEMBER 31, 2014	41

Notes to Financial Statements (Cont.)

energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Fund) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Fund), or, in the case of hedging positions, that the Fund’s (or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Fund’s) investments in foreign currency-denominated securities may reduce the returns of the Fund (or Acquired Fund).

A Fund’s (or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Fund) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Fund) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Acquired Fund) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Fund) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Acquired Fund) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Acquired Fund) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Acquired Fund). A Fund (or Acquired Fund) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Fund) subsequently decreases, the Fund (or Acquired Fund) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Acquired Fund).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

42	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	DECEMBER 31, 2014	43

Notes to Financial Statements (Cont.)

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A
PIMCO RealPathTM Blend 2020 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%
PIMCO RealPathTM Blend Income Fund	0.01%	0.02%	0.02%	0.27%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended December 31, 2014, the Distributor received $208,916 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

44	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. There were no recoverable amounts to PIMCO at December 31, 2014.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	DECEMBER 31, 2014	45

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RealPathTM Blend 2020 Fund	$0	$0	$2,945	$0
PIMCO RealPathTM Blend 2025 Fund	0	0	2,945	0
PIMCO RealPathTM Blend 2030 Fund	0	0	2,945	0
PIMCO RealPathTM Blend 2035 Fund	0	0	2,945	0
PIMCO RealPathTM Blend 2040 Fund	0	0	2,945	0
PIMCO RealPathTM Blend 2045 Fund	0	0	2,945	0
PIMCO RealPathTM Blend 2050 Fund	0	0	2,945	0
PIMCO RealPathTM Blend 2055 Fund	0	0	2,945	0
PIMCO RealPathTM Blend Income Fund	0	0	2,794	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RealPathTM Blend 2020 Fund (1)		PIMCO RealPathTM Blend 2025 Fund (2)		PIMCO RealPathTM Blend 2030 Fund (3)		PIMCO RealPathTM Blend 2035 Fund (4)
	Period from 12/31/2014 to 12/31/2014		Period from 12/31/2014 to 12/31/2014		Period from 12/31/2014 to 12/31/2014		Period from 12/31/2014 to 12/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	300	$3,000	300	$3,000	300	$3,000	300	$3,000
Administrative Class	1	10	1	10	1	10	1	10
Class A	1	10	1	10	1	10	1	10
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	302	$3,020	302	$3,020	302	$3,020	302	$3,020

46	PIMCO EQUITY SERIES

December 31, 2014 (Unaudited)

	PIMCO RealPathTM Blend 2040 Fund (5)		PIMCO RealPathTM Blend 2045 Fund (6)		PIMCO RealPathTM Blend 2050 Fund (7)		PIMCO RealPathTM Blend 2055 Fund (8)		PIMCO RealPathTM Blend Income Fund (9)
	Period from 12/31/2014 to 12/31/2014		Period from 12/31/2014 to 12/31/2014		Period from 12/31/2014 to 12/31/2014		Period from 12/31/2014 to 12/31/2014		Period from 12/31/2014 to 12/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	300	$3,000	300	$3,000	300	$3,001	300	$3,000	300	$3,000
Administrative Class	1	10	1	10	1	10	1	10	1	10
Class A	1	10	1	10	1	10	1	10	1	10

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	302	$3,020	302	$3,020	302	$3,021	302	$3,020	302	$3,020

(1)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(4)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(5)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(6)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(7)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(8)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
(9)	As of December 31, 2014, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Consolidated Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-lined derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be

SEMIANNUAL REPORT	DECEMBER 31, 2014	47

Notes to Financial Statements (Cont.)

December 31, 2014 (Unaudited)

qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. Note that the loss from the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO RealPathTM Blend 2020 Fund	$2,945	$0	$0	$0
PIMCO RealPathTM Blend 2025 Fund	2,945	0	0	0
PIMCO RealPathTM Blend 2030 Fund	2,945	0	0	0
PIMCO RealPathTM Blend 2035 Fund	2,945	0	0	0
PIMCO RealPathTM Blend 2040 Fund	2,945	0	0	0
PIMCO RealPathTM Blend 2045 Fund	2,945	0	0	0
PIMCO RealPathTM Blend 2050 Fund	2,945	0	0	0
PIMCO RealPathTM Blend 2055 Fund	2,945	0	0	0
PIMCO RealPathTM Blend Income Fund	2,794	0	0	0

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

48	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Index Abbreviations:
BCOMTR	Bloomberg Commodity Index Total Return

Other Abbreviations:
REIT	Real Estate Investment Trust

SEMIANNUAL REPORT	DECEMBER 31, 2014	49

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

Approval of the Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO RealPathTM Blend Income Fund, PIMCO RealPathTM Blend 2020 Fund, PIMCO RealPathTM Blend 2025 Fund, PIMCO RealPathTM Blend 2030 Fund, PIMCO RealPathTM Blend 2035 Fund, PIMCO RealPathTM Blend 2040 Fund, PIMCO RealPathTM Blend 2045 Fund, PIMCO RealPathTM Blend 2050 Fund, PIMCO RealPathTM Blend 2055 Fund, PIMCO International Dividend Fund and PIMCO U.S. Dividend Fund

At a meeting held on August 13, 2014, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the Trust’s series (the “Funds”), for an additional one-year term through August 31, 2015.

At a meeting held on November 5, 2014, the Board, including all of the independent Trustees, approved the Investment Advisory Contract (the “New Funds’ Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “New Funds’ Supervision and Administration Agreement” and together with the New Funds Investment Advisory Contract, the “New Funds’ Agreements”) with PIMCO, on behalf of PIMCO RealPathTM Blend Income Fund, PIMCO RealPathTM Blend 2020 Fund, PIMCO RealPathTM Blend 2025 Fund, PIMCO RealPathTM Blend 2030 Fund, PIMCO RealPathTM Blend 2035 Fund, PIMCO RealPathTM Blend 2040 Fund, PIMCO RealPathTM Blend 2045 Fund, PIMCO RealPathTM Blend 2050 Fund, PIMCO RealPathTM Blend 2055 Fund, PIMCO International Dividend Fund and PIMCO U.S. Dividend Fund (the “New Funds”), for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management services, other advisory services and supervisory and administrative services to the New Funds.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the New Funds’ Agreements at the November 5, 2014 meeting.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the

50	PIMCO EQUITY SERIES

(Unaudited)

renewal of the Agreements or to approve the New Funds’ Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted that PIMCO hired many seasoned equity professionals at senior levels and continues to invest in its global infrastructure. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; developing appropriate and scalable infrastructure to support equity trading, including PIMCO’s considerable investment in enhancing and upgrading its systems and services to allow for equity investment in various types of markets and transactions, in the U.S. and abroad, and PIMCO’s significant investments in human and technological resources in order to provide these enhanced services; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Additionally, the Trustees considered the recent decline in assets for some of the Funds and the reasons for the decline. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements are likely to benefit the Funds, the New Funds and their respective shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Trust; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements.

The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the

SEMIANNUAL REPORT	DECEMBER 31, 2014	51

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent and quality of services to be provided by PIMCO to the New Funds under the New Funds’ Agreements. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the New Funds’ Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, for the one-, two-, three-, five-, and ten-year and since inception periods ended May 31, 2014 and other performance data, as available, for the periods ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”). The Board noted that long-term performance information was not available for the PIMCO Balanced Income Fund due to its recent commencement of operations. The Board considered each Fund’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 13, 2014 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over the one-year period ended May 31, 2014. The Board considered the reasons for these Funds’ underperformance in comparison to their peer groups or benchmark indexes, or both.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Funds, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared each Fund’s total expenses to other funds in the Expense Group provided by Lipper and found each Fund’s total expenses to be reasonable in comparison to the median and mean of the Expense Group. The Board noted that PIMCO had contractually agreed, through October 31, 2014, to reduce its advisory fee by 0.16%, 0.16%, 0.20% and 0.16% of the average daily net assets of the PIMCO Dividend and Income Builder, PIMCO EqS® Emerging Markets, PIMCO Global Dividend and PIMCO EqS Pathfinder® Funds, respectively.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Trustees noted that three of the four Funds that have comparable separate account strategies have advisory fees that are lower than the fee charged to the separate account. In cases where the fees for other clients were lower than those charged to the PIMCO EqS Pathfinder Fund®, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. At the time that the Board considered the Agreements, PIMCO did not manage any separate accounts with investment strategies similar to those of the PIMCO Emerging Multi-Asset Fund and PIMCO EqS® Long/Short Fund.

52	PIMCO EQUITY SERIES

(Unaudited)

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds for various other reasons, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities per contract and diverse servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations than when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

With respect to the New Funds, the Board reviewed the proposed advisory fees, supervisory and administrative fees and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median expenses of other similar funds. With respect to the advisory fee of each New Fund, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that PIMCO had proposed to contractually waive 0.16% of the investment advisory fee for each of the PIMCO International Dividend Fund and PIMCO U.S. Dividend Fund, which waiver would be renewable on an annual basis. The Board also noted that, even before taking into account this waiver, the advisory fee for each of the PMCO International Dividend Fund and PIMCO U.S. Dividend Fund compared favorably to the Lipper medians for comparable funds. The Board compared the New Funds’ estimated total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ estimated total expenses to be reasonable.

At the time the Board considered the New Funds’ Investment Advisory Contract, PIMCO did not manage any separate accounts with similar investment strategies to the New Funds; therefore, the Board did not consider the fees charged by PIMCO to comparable separate accounts. However, the Board did consider the fees paid by the Trust’s existing series with dividend strategies as well as the fee structure of the PIMCO RealRetirement Funds, which are existing series of PIMCO Funds, and are overseen by a different board.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease.

In connection with the approval of the New Funds’ Supervision and Administration Agreement, the Board compared the proposed fees with those of similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the New Funds would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the New Funds’ Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to each New Fund and its shareholders.

The Trustees also considered the advisory fees charged to the PIMCO Emerging Multi-Asset Fund, which operates as a fund of funds (the “Fund of Funds”), and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Fund of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Fund of Funds.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative

SEMIANNUAL REPORT	DECEMBER 31, 2014	53

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO under the New Funds’ Agreements, as well as the total expenses of each New Fund, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Funds during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and respective shareholders in a number of ways, including through the pricing of the Funds to scale from inception, fee reductions or waivers, and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Fund shareholders of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

With respect to the New Funds, the Board noted that each New Fund’s proposed fee rate priced the fund at scale from the outset.

The Trustees also considered that the unified fee has provided inherent economies of scale because a Fund and a New Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ and New Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee may emerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ and New Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Funds and New Funds, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and New Funds and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ and New Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO favored the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board

54	PIMCO EQUITY SERIES

(Unaudited)

concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO favored approval of the New Funds’ Agreements. The Board concluded that the New Funds’ Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the fees paid to PIMCO by the New Funds under the New Funds’ Agreements, and that the approval of the New Funds’ Agreements was in the best interests of the New Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2014	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

pimco.com/investments

PES4002SAR_123114

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: February 27, 2015